As filed with the Securities and Exchange Commission on January 17, 2002
                                             Securities Act File No. 333-
                                     Investment Company Act File No. 811-06501
==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  ---------

                                   FORM N-14
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                                  ---------

                  /_/     PRE-EFFECTIVE AMENDMENT NO.
                  /_/    POST-EFFECTIVE AMENDMENT NO.
                       (CHECK APPROPRIATE BOX OR BOXES)
                                  ---------

                         MUNIYIELD MICHIGAN FUND, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                                  ---------

                                (609) 282-2800
                       (AREA CODE AND TELEPHONE NUMBER)
                                  ---------

                            800 SCUDDERS MILL ROAD
                         PLAINSBORO, NEW JERSEY 08536
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:
                    NUMBER, STREET, CITY, STATE, ZIP CODE)
                                  ---------

                                TERRY K. GLENN
                         MUNIYIELD MICHIGAN FUND, INC.
                            800 SCUDDERS MILL ROAD,
                         PLAINSBORO, NEW JERSEY 08536
       MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                                  ---------

                                  Copies To:
      FRANK P. BRUNO, ESQ.                           PHILIP L. KIRSTEIN, ESQ.
SIDLEY AUSTIN BROWN & WOOD LLP                      FUND ASSET MANAGEMENT, L.P.
      875 THIRD AVENUE                                800 SCUDDERS MILL ROAD
   NEW YORK, NY 10022-6225                             PLAINSBORO, NJ 08536
                                  ---------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

                                  ---------

                         CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
------------------------------------------------------------------------------------------------------------------------------
                                                                         Proposed Maximum    Proposed Maximum      Amount of
                                                       Amount Being       Offering Price        Aggregate        Registration
          Title of Securities Being Registered        Registered(1)        Per Unit(1)      Offering Price(1)       Fee(3)
------------------------------------------------------------------------------------------------------------------------------
Common Stock ($.10 par value).....................      4,971,232               $14.64          $72,778,836          $17,394
------------------------------------------------------------------------------------------------------------------------------
Auction Market Preferred Stock, Series B..........        1,360             $25,000(2)          $34,000,000           $8,126
------------------------------------------------------------------------------------------------------------------------------
(1)      Estimated solely for the purpose of calculating the filing fee.
(2)      Represents the liquidation preference of a share of auction market preferred stock.
(3)      Paid by wire transfer to the designated lockbox of the Securities and Exchange Commission in Pittsburgh,
         Pennsylvania.


     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

                         MUNIYIELD MICHIGAN FUND, INC.
                  MUNIHOLDINGS MICHIGAN INSURED FUND II, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011
                                  ---------

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                         MUNIYIELD MICHIGAN FUND, INC.
                                  ---------

                 NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF
                  MUNIHOLDINGS MICHIGAN INSURED FUND II, INC.
                                  ---------

                          TO BE HELD ON APRIL 8, 2002

TO THE HOLDERS OF COMMON STOCK AND AUCTION MARKET PREFERRED STOCK OF
     MUNIYIELD MICHIGAN FUND, INC. AND
     MUNIHOLDINGS MICHIGAN INSURED FUND II, INC.

     NOTICE IS HEREBY GIVEN that a special meeting of stockholders of MuniHoldings Michigan Insured Fund II, Inc. ("MuniHoldings Michigan"), a Maryland corporation, and an annual meeting of stockholders of MuniYield Michigan Fund, Inc. ("MuniYield Michigan"), a Maryland corporation, (each, a "Meeting" and together, the "Meetings") will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Monday, April 8, 2002 at 9:00 a.m. Eastern time (for MuniHoldings Michigan) and 9:30 a.m. Eastern time (for MuniYield Michigan) for the following purposes:

          For the stockholders of both Funds:

          (1) To approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan") contemplating (i) the acquisition by MuniYield Michigan of substantially all of the assets, and the assumption by MuniYield Michigan of substantially all of the liabilities of MuniHoldings Michigan, in exchange solely for (A) newly issued shares of common stock of MuniYield Michigan (the "MuniYield Michigan Common Stock"), and (B) shares of a newly created series of Auction Market Preferred Stock ("AMPS") of MuniYield Michigan, to be designated Series B (the "MuniYield Michigan Series B AMPS"); (ii) the subsequent distribution by MuniHoldings Michigan, on a proportionate basis, of (A) shares of MuniYield Michigan Common Stock to the holders of common stock of MuniHoldings Michigan (the "MuniHoldings Michigan Common Stock") and
     (B) shares of MuniYield Michigan Series B AMPS to the holders of AMPS, designated Series A, of MuniHoldings Michigan (the "MuniHoldings Michigan AMPS"); (iii) the amendment of the investment policies of MuniYield Michigan, so that under normal conditions, at least 80% of its net assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due; and (iv) a change in the name of MuniYield Michigan to MuniYield Michigan Insured Fund II, Inc. A vote in favor of this proposal also will constitute a vote in favor of the liquidation and dissolution of MuniHoldings Michigan under the laws of the State of Maryland and the termination of the registration of MuniHoldings Michigan under the Investment Company Act of 1940, as amended;

          For the stockholders of MuniYield Michigan only:

          (2) To elect a Board of Directors of MuniYield Michigan to serve until their successors have been duly elected and qualified or until their earlier resignation or removal; and

          For the stockholders of both Funds:

          (3) To transact such other business as properly may come before a Meeting or any adjournment thereof.

     This Notice of the Meetings and the enclosed Joint Proxy Statement and Prospectus are being sent to the holders of MuniYield Michigan Common Stock, the holders of AMPS of MuniYield Michigan, designated Series A, the holders of MuniHoldings Michigan Common Stock and the holders of MuniHoldings Michigan AMPS.

     The Boards of Directors of MuniYield Michigan and MuniHoldings Michigan have fixed the close of business on February 11, 2002 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof.

     A complete list of the stockholders of MuniYield Michigan and MuniHoldings Michigan entitled to vote at the Meetings will be available and open to the examination of any stockholder of MuniYield Michigan or MuniHoldings Michigan, respectively, for any purpose germane to the Meetings during ordinary business hours from and after March 25, 2002, at the offices of MuniYield Michigan, 800 Scudders Mill Road, Plainsboro, New Jersey.

     You are cordially invited to attend the Meetings. Stockholders who do not expect to attend the Meetings in person are requested to complete, date and sign the enclosed form of proxy applicable to their Fund and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of MuniYield Michigan or MuniHoldings Michigan, as applicable.

     If you have any questions regarding the enclosed proxy material, or need assistance in voting your common stock or AMPS, please contact our proxy solicitor, Georgeson Shareholder, at [1-800-___________].



                                   By Order of the Boards of Directors

                                   ALICE A. PELLEGRINO
                                   Secretary
                                   MuniYield Michigan Fund, Inc.
                                   MuniHoldings Michigan Insured Fund II, Inc.

Plainsboro, New Jersey
Dated:  February __, 2002

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.




                             SUBJECT TO COMPLETION
               PRELIMINARY JOINT PROXY STATEMENT AND PROSPECTUS
                            DATED JANUARY 17, 2002

                                  ---------

                     JOINT PROXY STATEMENT AND PROSPECTUS
                         MUNIYIELD MICHIGAN FUND, INC.
                  MUNIHOLDINGS MICHIGAN INSURED FUND II, INC.
                P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                                (609) 282-2800
                                  ---------

        ANNUAL MEETING OF STOCKHOLDERS OF MUNIYIELD MICHIGAN FUND, INC.
                                  ---------

                      SPECIAL MEETING OF STOCKHOLDERS OF
                  MUNIHOLDINGS MICHIGAN INSURED FUND II, INC.
                                  ---------

                          TO BE HELD ON APRIL 8, 2002
                                  ---------

     This Joint Proxy Statement and Prospectus is furnished to you because you are a stockholder of one or both of the funds listed above. An annual meeting of stockholders of MuniYield Michigan Fund, Inc. ("MuniYield Michigan") and a special meeting of stockholders of MuniHoldings Michigan Insured Fund II, Inc. ("MuniHoldings Michigan") will be held on Monday, April 8, 2002 (each, a "Meeting" and together, the "Meetings") to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement and Prospectus. The Board of Directors of each fund is requesting its stockholders to submit a proxy to be used at the applicable Meeting to vote the shares held by the stockholder submitting such proxy.

     The proposals to be considered at the Meetings are:

     For stockholders of MuniYield Michigan and MuniHoldings Michigan:

     1. To approve or disapprove an Agreement and Plan of Reorganization between the funds;

     For stockholders of MuniYield Michigan only:

     2.   The election of the Board of Directors of MuniYield Michigan; and

     For stockholders of both MuniYield Michigan and MuniHoldings Michigan:

     3. To transact such other business as may properly come before any Meeting or any adjournment thereof.



                                                      (continued on next page)

                                  ---------

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Joint Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

                                  ---------

  The date of this Joint Proxy Statement and Prospectus is February __, 2002.

     Proposal 1 will involve a three-step transaction:

     FIRST, MuniYield Michigan will acquire substantially all of the assets and will assume substantially all of the liabilities, of MuniHoldings Michigan solely in exchange for newly issued shares of common stock of MuniYield Michigan ("MuniYield Michigan Common Stock") with a par value of $.10 per share, and shares of a newly created series of Auction Market Preferred Stock ("AMPS") of MuniYield Michigan, to be designated Series B, with a par value of $.10 per share and a liquidation preference of $25,000 per share (the "MuniYield Michigan Series B AMPS").

     SECOND, MuniHoldings Michigan will distribute the MuniYield Michigan Common Stock (plus cash in lieu of fractional shares) and the MuniYield Michigan Series B AMPS received from MuniYield Michigan to stockholders of MuniHoldings Michigan.

     THIRD, MuniYield Michigan will amend its investment policies to include an investment policy that the Fund, under normal circumstances, will invest at least 80% of its net assets in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due, and the Fund will change its name to "MuniYield Michigan Insured Fund II, Inc."

     This three-step transaction will be referred to in this Joint Proxy Statement and Prospectus as the "Reorganization." After the Reorganization is completed, MuniHoldings Michigan will liquidate and dissolve under Maryland law and terminate as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act").

     MuniYield Michigan and MuniHoldings Michigan are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," as the context requires. The fund resulting from the Reorganization is sometimes referred to herein as the "Combined Fund."

     In the Reorganization, MuniYield Michigan will issue shares of its common stock to MuniHoldings Michigan based on the net asset value of the assets transferred to MuniYield Michigan by MuniHoldings Michigan. These shares will then be distributed by MuniHoldings Michigan to its stockholders based on the net asset value of the shares held by each stockholder just prior to the Reorganization. A holder of common stock of MuniHoldings Michigan ("MuniHoldings Michigan Common Stock") with a par value of $.10 per share, will receive MuniYield Michigan Common Stock (plus cash in lieu of fractional shares). A holder of AMPS of MuniHoldings Michigan, designated Series A, with a par value of $.10 per share and a liquidation preference of $25,000 per share (the "MuniHoldings Michigan AMPS") will receive MuniYield Michigan Series B AMPS. All references to MuniHoldings Michigan Common Stock will include shares of common stock representing Dividend Reinvestment Plan shares held in the book deposit accounts of holders of MuniHoldings Michigan Common Stock.

     This Joint Proxy Statement and Prospectus serves as a prospectus of MuniYield Michigan in connection with the issuance of the MuniYield Michigan Common Stock and the MuniYield Michigan Series B AMPS as part of the Reorganization.

     This Joint Proxy Statement and Prospectus sets forth the information about MuniYield Michigan and MuniHoldings Michigan that stockholders of the Funds should know before considering the Reorganization and should be retained for future reference. Each Fund has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Joint Proxy Statement and Prospectus and the accompanying documents.

     The address of the principal executive offices of MuniYield Michigan and MuniHoldings Michigan is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

     MuniYield Michigan Common Stock is listed on the New York Stock Exchange (the "NYSE") under the symbol "MYM" and MuniHoldings Michigan Common Stock is listed on the American Stock Exchange (the "AMEX") under the symbol "MDH." Subsequent to the Reorganization, shares of MuniYield Michigan Common Stock will continue to be listed on the NYSE under the symbol "MYM." Reports, proxy materials and other information concerning MuniYield Michigan may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005. Reports, proxy materials and other information concerning MuniHoldings Michigan may be inspected at the offices of the AMEX, 9801 Washingtonian Boulevard, Gaithersburg, Maryland 20878.


                               TABLE OF CONTENTS

                                                                                                               Page

INTRODUCTION......................................................................................................1
ITEM 1.  THE REORGANIZATION.......................................................................................2
SUMMARY...........................................................................................................2
         The Reorganization.......................................................................................2
         What will be the Results of the Reorganization?..........................................................2
         What are the Reasons for the Reorganization?.............................................................2
         Pro Forma Fee Table:.....................................................................................4
RISK FACTORS AND SPECIAL CONSIDERATIONS..........................................................................10
         Michigan Municipal Bonds................................................................................10
         Interest Rate and Credit Risk...........................................................................10
         Trading Discount........................................................................................10
         Non-Diversification.....................................................................................10
         Rating Categories.......................................................................................10
         Private Activity Bonds..................................................................................10
         Portfolio Insurance.....................................................................................10
         Leverage................................................................................................11
         Portfolio Management....................................................................................12
         Inverse Floating Obligations............................................................................12
         Options and Futures Transactions........................................................................12
         Antitakeover Provisions.................................................................................12
         Ratings Considerations..................................................................................12
COMPARISON OF THE FUNDS..........................................................................................14
         Financial Highlights....................................................................................14
         Investment Objective and Policies.......................................................................19
         Portfolio Insurance.....................................................................................20
         Information Regarding Options and Futures Transactions..................................................24
         Investment Restrictions.................................................................................27
         Rating Agency Guidelines................................................................................28
         Portfolio Composition...................................................................................29
         Performance.............................................................................................29
         Portfolio Transactions..................................................................................30
         Portfolio Turnover......................................................................................31
         Net Asset Value.........................................................................................31
         Capital Stock...........................................................................................32
         Certain Provisions of the Charter.......................................................................33
         Management of the Funds.................................................................................34
         Code of Ethics..........................................................................................36
         Voting Rights...........................................................................................36
         Stockholder Inquiries...................................................................................37
         Dividends and Distributions.............................................................................37
         Automatic Dividend Reinvestment Plan....................................................................38
         Mutual Fund Investment Option...........................................................................40
         Liquidation Rights of Holders of AMPS...................................................................40
         Tax Rules Applicable to the Funds and their Stockholders................................................40
AGREEMENT AND PLAN OF REORGANIZATION.............................................................................44
         General.................................................................................................44
         Procedure...............................................................................................45
         Terms of the Agreement and Plan of Reorganization.......................................................45
         Potential Benefits to Holders of Common Stock of the Funds as a Result of the Reorganization............47
         Surrender and Exchange of Stock Certificates............................................................48
         Tax Consequences of the Reorganization..................................................................49
         Capitalization..........................................................................................50




                                      i

ITEM 2. ELECTION OF DIRECTORS OF MUNIYIELD MICHIGAN..............................................................51
         Committee and Board Meetings............................................................................52
         Interested Persons......................................................................................53
         Compensation of Directors...............................................................................53
         Officers of MuniYield Michigan..........................................................................54
         Share Ownership.........................................................................................54
INFORMATION CONCERNING THE MEETINGS..............................................................................55
         Date, Time and Place of Meetings........................................................................55
         Solicitation, Revocation and Use of Proxies.............................................................55
         Record Date and Outstanding Shares......................................................................55
         Security Ownership of Certain Beneficial Owners and Management..........................................55
         Voting Rights and Required Vote.........................................................................55
         Appraisal Rights........................................................................................56
ADDITIONAL INFORMATION...........................................................................................56
CUSTODIAN........................................................................................................58
TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR..........................................................58
ACCOUNTING SERVICES PROVIDER.....................................................................................58
LEGAL PROCEEDINGS................................................................................................58
LEGAL OPINIONS...................................................................................................58
EXPERTS  58
STOCKHOLDER PROPOSALS............................................................................................59

INDEX TO FINANCIAL STATEMENTS.....................................................................................F-1
EXHIBIT I       INFORMATION PERTAINING TO MUNIYIELD MICHIGAN....................................................I-1
EXHIBIT II      AGREEMENT AND PLAN OF REORGANIZATION...........................................................II-1
EXHIBIT III     ECONOMIC AND FINANCIAL CONDITIONS IN MICHIGAN.................................................III-1
EXHIBIT IV      RATINGS OF MUNICIPAL BONDS AND COMMERCIAL PAPER................................................IV-1
EXHIBIT V       PORTFOLIO INSURANCE.............................................................................V-1
EXHIBIT VI      INFORMATION PERTAINING TO MUNIHOLDINGS MICHIGAN................................................VI-1

                                 INTRODUCTION

     This Joint Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of MuniYield Michigan and MuniHoldings Michigan for use at the Meetings to be held at the offices of Fund Asset Management, L.P. ("FAM"), 800 Scudders Mill Road, Plainsboro, New Jersey on Monday, April 8, 2002 at 9:00 a.m. Eastern time (MuniHoldings Michigan) and 9:30 a.m. Eastern time (MuniYield Michigan). The mailing address for each Fund is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Joint Proxy Statement and Prospectus is February __, 2002.

     Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of MuniYield Michigan or MuniHoldings Michigan, as applicable, at the address indicated above or by voting in person at the applicable Meeting. All properly executed proxies received prior to the applicable Meeting will be voted at that Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, (i) for the stockholders of both Funds, all proxies will be voted "FOR" Item 1 to approve the Agreement and Plan of Reorganization between MuniYield Michigan and MuniHoldings Michigan (the "Agreement and Plan"); and (ii) for the stockholders MuniYield Michigan only, all proxies submitted by MuniYield Michigan stockholders will be voted "FOR" Item 2 to elect a Board of Directors for MuniYield Michigan to serve until their successors have been duly elected and qualified or until their earlier resignation or removal.

     Assuming a quorum is present at the applicable Meeting, approval of the Agreement and Plan will require the affirmative vote of (i) the holders of a majority of the outstanding shares of MuniHoldings Michigan Common Stock and MuniHoldings Michigan AMPS, voting together as a single class, (ii) a majority of the outstanding shares of MuniHoldings Michigan AMPS, voting separately as a class, (iii) a majority of the votes cast by the holders of shares of MuniYield Michigan Common Stock and MuniYield Michigan AMPS, designated Series A ("MuniYield Michigan Series A AMPS"), provided that the total number of votes cast represents a majority of the shares of MuniYield Michigan Common Stock and MuniYield Michigan Series A AMPS issued, outstanding and entitled to vote thereon, and (iv) the holders of a majority of the outstanding shares of MuniYield Michigan Series A AMPS, voting separately as a class.

     Assuming the required quorum is present at the Meeting of MuniYield Michigan, the election of the Board of Directors of the Fund will require the affirmative vote of a plurality of the votes cast by the holders of MuniYield Michigan Common Stock and the holders of MuniYield Michigan Series A AMPS, represented at the Meeting and entitled to vote, voting together as a single class. A "plurality of the votes cast" means the candidates must receive more votes than any other candidates for the same position, but not necessarily a majority of the votes cast.

     The Board of Directors of each Fund has fixed the close of business on February 11, 2002 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, ________ shares of MuniYield Michigan Common Stock and 2,200 shares of MuniYield Michigan Series A AMPS were outstanding. As of the Record Date, _____ shares of MuniHoldings Michigan Common Stock and 1,360 shares of MuniHoldings Michigan AMPS were outstanding. To the knowledge of the management of each Fund, no person owned beneficially or of record 5% or more of the respective outstanding shares of either class of capital stock of either Fund as of the Record Date.

     The Boards of Directors of the Funds know of no business other than that discussed above which will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                          ITEM 1. THE REORGANIZATION

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Joint Proxy Statement and Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement and Prospectus and in the Agreement and Plan attached hereto as
Exhibit II.

The Reorganization

     At meetings of the Board of Directors of each Fund, each Board approved the Agreement and Plan with respect to its Fund by the affirmative vote of more than two-thirds of the total number of Directors. The three-step transaction described in the Agreement and Plan is the Reorganization.

What will be the Results of the Reorganization?

     If the Agreement and Plan is approved and the Reorganization is completed:

     o MuniYield Michigan will acquire substantially all of the assets and will assume substantially all of the liabilities of MuniHoldings Michigan;

     o Stockholders of MuniHoldings Michigan will become stockholders of MuniYield Michigan;

     o Stockholders of MuniHoldings Michigan Common Stock will receive full shares of MuniYield Michigan Common Stock (plus cash in lieu of fractional shares) equal to the aggregate net asset value of the shares of MuniHoldings Michigan Common Stock currently owned by such stockholders;

     o Stockholders of MuniHoldings Michigan AMPS will receive shares of MuniYield Michigan Series B AMPS equal to the liquidation preference of the MuniHoldings Michigan AMPS currently owned by such stockholders;

     o MuniYield Michigan, under normal conditions, will invest at least 80% of its net assets in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due;

     o MuniYield Michigan will change its name to MuniYield Michigan Insured Fund II, Inc.; and

     o MuniHoldings Michigan will dissolve and terminate its registration as an investment company under the Investment Company Act.

     The Reorganization will be structured as a tax-free transaction for federal tax purposes. Neither Fund will recognize gain or loss in the Reorganization and the stockholders of MuniHoldings Michigan will not recognize gain or loss upon the exchange of their shares for MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS, as applicable, in the Reorganization (except to the extent that a holder of MuniHoldings Michigan Common Stock receives cash representing an interest in fractional shares of MuniYield Michigan Common Stock). Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances.

What are the Reasons for the Reorganization?

     The Boards of Directors of MuniHoldings Michigan and MuniYield Michigan have approved the Agreement and Plan and recommend that you vote to approve the Agreement and Plan.

     The Board of Directors of MuniHoldings Michigan determined that holders of MuniHoldings Michigan Common Stock are likely to benefit from the Reorganization. The Board of Directors of MuniYield Michigan determined that the Reorganization will not adversely affect holders of MuniYield Michigan Common Stock because FAM has agreed to bear the expenses of the Reorganization attributable to MuniYield Michigan. Holders of MuniYield Michigan Common Stock should also benefit from the Fund's new investment policy providing that the Fund will invest at least 80% of its net assets in municipal obligations and a drop in overall expenses and increase in assets. In addition, each Board has determined, with respect to net asset value, that the interests of existing stockholders will not be diluted as a result of the Reorganization. The Boards of Directors believe that the Reorganization is in the best interests of each Fund and its common stockholders.

     In reaching its decision, the Boards considered a number of factors including the following:

     o After the Reorganization, MuniHoldings Michigan common stockholders will remain invested in a leveraged, closed-end fund that seeks to provide its stockholders with current income exempt from Federal and Michigan income taxes;

     o After the Reorganization, MuniYield Michigan common stockholders will remain invested in a closed-end fund with an investment objective and policies substantially similar to its current investment objective and policies, except that MuniYield Michigan will adopt a policy to invest at least 80% of its net assets in insured municipal obligations;

     o After the Reorganization, each Fund's common stockholders will be invested in a fund with substantially greater net assets; and

     o After the Reorganization, each Fund's common stockholders should experience lower expenses per share, economies of scale and greater flexibility in portfolio management.

     It is not anticipated that the Reorganization will directly benefit the holders of shares of any series of AMPS of either Fund. However, the Reorganization will not adversely affect the holders of shares of any series of AMPS of either Fund. The expenses of the Reorganization will not be borne by the holders of shares of AMPS of either Fund.

     See "Pro Forma Fee Table" below and "Agreement and Plan of Reorganization -- Potential Benefits to Holders of Common Stock of the Funds as a Result of the Reorganization."

     The Reorganization requires the approval of the stockholders of both Funds. The Reorganization will not take place if the stockholders of either Fund do not approve the Agreement and Plan.

     It is anticipated that the Reorganization will occur as soon as practicable after all of the requisite approvals are obtained, provided that the Funds have obtained prior to that time a favorable opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan. Under the Agreement and Plan, however, the Board of Directors of either Fund may cause the Reorganization to be postponed or abandoned in certain circumstances should a Board determine that it is in the best interest of the stockholders of that Fund to do so. The Agreement and Plan may be terminated, and the Reorganization abandoned, whether before or after approval by the stockholders of the Funds at any time prior to the Closing Date (as defined below), (i) by mutual consent of the Boards of Directors of the Funds or (ii) by the Board of Directors of either Fund, if any condition to that Fund's obligations has not been fulfilled or waived by such Fund's Board of Directors.

Pro Forma Fee Table

        Fee Table for MuniYield Michigan, MuniHoldings Michigan and the
         Pro Forma Combined Fund as of October 31, 2001 (Unaudited)(a)

     The following table illustrates, based on average net assets attributable to common stock as of October 31, 2001, the expenses to be incurred by each Fund individually and the estimated pro forma expenses to be incurred by the Combined Fund after the Reorganization. Future expenses may be greater or less than those indicated below.

                                                                                     Actual                Pro Forma
                                                                          ---------------------------      ---------
                                                                          MuniYield      MuniHoldings       Combined
                                                                          Michigan         Michigan           Fund
                                                                          --------         --------           ----
Common Stockholder Transaction Expenses
    Maximum Sales Load (as a percentage of the offering price)
       imposed on purchases of common stock........................        None(b)          None(b)         None(c)
    Dividend Reinvestment and Cash Purchase Plan Fees..............         None             None             None
Annual Expenses (as a percentage of average net assets attributable to common stock as of October 31, 2001)(d)
    Investment Advisory Fees(e)....................................          0.74%           0.87%            0.76%
    Interest Payments on Borrowed Funds............................         None             None             None
    Other Expenses.................................................          0.41%           0.64%            0.34%
Total Annual Expenses(f)...........................................          1.15%           1.51%            1.10%

---------

(a) No information is presented with respect to AMPS because neither Fund's operating expenses are, and the expenses of the Reorganization will not be, borne by the holders of AMPS of either Fund. Generally, AMPS are sold at a fixed liquidation preference of $25,000 per share and investment return is set at an auction.

(b) Shares of common stock purchased in the secondary market may be subject to brokerage commissions or other charges.

(c) No sales load will be charged in connection with the issuance of shares as part of the Reorganization. Shares of common stock are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.

(d) The pro forma annual operating expenses for the Combined Fund are projections for a 12-month period.

(e) Based on average net assets as of October 31, 2001 of each Fund and the Combined Fund (each excluding assets attributable to AMPS). If assets attributable to AMPS are included, the Investment Advisory Fee for MuniYield Michigan, MuniHoldings Michigan and the Combined Fund would be
     0.50%, 0.55% and 0.50%, respectively.

(f) Based on average net assets as of October 31, 2001 (excluding assets attributable to AMPS) of each Fund and the Combined Fund and excludes
     FAM's waiver of a portion of its advisory fee and reimbursement of certain other expenses with respect to MuniHoldings Michigan. Including such fee waivers and/or expense reimbursements the Total Annual Expenses for MuniHoldings Michigan would have been 1.12%. If assets attributable to AMPS are included, the Total Annual Expenses for MuniYield Michigan,
     MuniHoldings Michigan (excluding any advisory fee waivers and/or expense reimbursements) and the Combined Fund would be 0.77%, 0.96% and 0.72%, respectively. If assets attributable to AMPS and the above described advisory fee waivers and expense reimbursements are included, the Total
     Annual Expenses for MuniHoldings Michigan would have been 0.71%.



Example:

              Cumulative Expenses Paid on Shares of Common Stock
                          for the Periods Indicated:

                                                                        1 Year     3 Years      5 Years     10 Years
                                                                        ------     -------      -------     --------
An investor would pay the following expenses on a $1,000
investment assuming (1) the operating expense ratio for
each Fund (as a percentage of net assets attributable to
common stock) set forth above and (2) a 5% annual return
throughout the period:
    MuniHoldings Michigan........................................         $15        $48         $82         $180
    MuniYield Michigan...........................................         $12        $37         $63         $140
    Combined Fund*...............................................         $11        $35         $61         $134
---------
* Assumes that the Reorganization had taken place on October 31, 2001.

     The foregoing Fee Table and Example are intended to assist investors in understanding the costs and expenses that a stockholder of each Fund will bear directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Example set forth above assumes that shares of common stock were purchased in the initial offerings and that all dividends and distributions were reinvested and uses a 5% annual rate of return as mandated by the regulations of the Securities and Exchange Commission ("Commission"). The Example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example. See "Comparison of the Funds" and "The Reorganization -- Potential Benefits to Common Stockholders of the Funds as a Result of the Reorganization."

MuniYield Michigan....................  MuniYield Michigan was incorporated under the laws of the State of
                                        Maryland on December 16, 1991 and
                                        commenced operations on February 28,
                                        1992.

                                        MuniYield Michigan has outstanding
                                        common stock and one series of AMPS,
                                        designated Series A. As of October 31,
                                        2001, MuniYield Michigan had net
                                        assets (including assets attributable
                                        to MuniYield Michigan AMPS) of $173.5
                                        million.

MuniHoldings Michigan.................  MuniHoldings Michigan was incorporated under the laws of the State of
                                        Maryland on July 8, 1999 and commenced
                                        operations on September 17, 1999.

                                        MuniHoldings Michigan has outstanding
                                        common stock and one series of AMPS,
                                        designated Series A. As of October 31,
                                        2001, MuniHoldings Michigan had net
                                        assets (including assets attributable
                                        to MuniHoldings Michigan AMPS) of
                                        $96.3 million.

Comparison of the Funds...............  Investment Objectives. Each Fund is a
                                        non-diversified, leveraged, closed-end
                                        management investment company. The
                                        investment objectives of the Funds are
                                        identical. Each Fund seeks to provide
                                        its stockholders with current income
                                        exempt from Federal and Michigan
                                        income taxes.

                                        Investment Policies. Each Fund invests
                                        primarily in a portfolio of long term,
                                        investment grade municipal obligations
                                        the interest on which, in the opinion
                                        of bond counsel to the issuer, is
                                        exempt from Federal and Michigan
                                        income taxes ("Michigan Municipal
                                        Bonds"). Each Fund intends to invest
                                        in municipal obligations that are
                                        rated investment grade or, if unrated,
                                        are considered by the Funds'
                                        investment adviser to be of comparable
                                        quality. Each Fund, under normal
                                        circumstances, will invest at least
                                        80% of its net assets in Michigan
                                        Municipal Bonds. To the extent the
                                        Funds' investment adviser considers
                                        that suitable Michigan Municipal Bonds
                                        are not available for investment, each
                                        Fund may purchase other long term
                                        municipal obligations exempt from
                                        Federal but not Michigan income taxes
                                        ("Municipal Bonds").

                                        The policies of MuniYield Michigan
                                        differ from the policies of
                                        MuniHoldings Michigan in that
                                        MuniYield Michigan currently is not
                                        subject to the requirement that 80% of
                                        its net assets be invested in
                                        Municipal Bonds covered by insurance.
                                        After the Reorganization, however, the
                                        Combined Fund will be subject to this
                                        requirement. See "Comparison of the
                                        Funds - Investment Objectives and
                                        Policies."

                                        As of October 31, 2001, the weighted
                                        average maturities of the portfolios
                                        of MuniYield Michigan and MuniHoldings
                                        Michigan were 15.42 years and

                                        17.14 years, respectively. The average
                                        maturity of each Fund's portfolio
                                        securities, and, therefore, each
                                        Fund's portfolio as a whole, will vary
                                        based upon FAM's assessment of
                                        economic and market conditions. See
                                        "Comparison of the Funds -- Investment
                                        Objective and Policies."

                                        Capital Stock. Each Fund has
                                        outstanding common stock and AMPS.
                                        MuniYield Michigan Common Stock is
                                        traded on the NYSE and MuniHoldings
                                        Michigan is traded on the AMEX. As of
                                        October 31, 2001, (i) the net asset
                                        value per share of MuniYield Michigan
                                        Common Stock was $14.97 and the market
                                        price per share was $13.85 and (ii)
                                        the net asset value per share of
                                        MuniHoldings Michigan Common Stock was
                                        $17.20 and the market price per share
                                        was $16.25. The AMPS of each Fund have
                                        a liquidation preference of $25,000
                                        per share and are sold principally at
                                        auction. See "Comparison of the Funds
                                        -- Capital Stock."

                                        MuniHoldings Michigan may issue AMPS
                                        representing up to approximately 40%
                                        of its total assets. MuniYield
                                        Michigan may issue AMPS representing
                                        up to approximately 35% of its total
                                        assets. Following the Reorganization,
                                        it is anticipated that the Combined
                                        Fund will be permitted to issue AMPS
                                        representing up to approximately 35%
                                        of its total assets.

                                        Auctions are generally held every
                                        seven days for the AMPS of each Fund
                                        unless the applicable Fund elects,
                                        subject to certain limitations, to
                                        have a special dividend period. See
                                        "Comparison of the Funds -- Capital
                                        Stock." The following table provides
                                        information about the dividend rates
                                        for each series of AMPS of each Fund
                                        as of a recent auction date.

                                                                                             Auction     Dividend
                                           Auction Date              Fund         Series     Schedule      Rate
                                           ------------              ----         ------     --------    --------
                                         January 8, 2002        MuniHoldings          A       7 day        1.34%
                                                                Michigan
                                         January 7, 2002        MuniYield             A       7 day        1.38%
                                                                Michigan


                                        Portfolio Management. The investment
                                        adviser for each Fund is FAM. FAM is
                                        responsible for the management of each
                                        Fund's investment portfolio and for
                                        providing administrative services to
                                        each Fund. Fred K. Stuebe serves as
                                        the portfolio manager for each Fund.
                                        After the Reorganization, the Combined
                                        Fund will be managed by Mr. Stuebe.

                                        Advisory Fees. FAM is an affiliate of
                                        Merrill Lynch Investment Managers,
                                        L.P. ("MLIM"). Both FAM and MLIM are
                                        owned and controlled by Merrill Lynch
                                        & Co., Inc. ("ML&Co."). FAM was
                                        organized as an investment adviser in
                                        1977 and offers investment advisory
                                        services to more than 50 registered
                                        investment companies. FAM and its
                                        affiliates, including MLIM, act as
                                        investment adviser for over 100
                                        registered investment companies and
                                        also offer portfolio management and
                                        portfolio analysis services to
                                        individuals and institutional
                                        accounts. See "Comparison of the
                                        Funds--Management of the Funds."

                                        MuniHoldings Michigan pays FAM a
                                        monthly fee at the annual rate of
                                        0.55% of its average weekly net
                                        assets, including assets acquired from
                                        the sale of AMPS. Since the
                                        commencement of operations of
                                        MuniHoldings Michigan, FAM has waived
                                        a portion of its advisory fee and/or
                                        reimbursed certain other expenses.
                                        These fee waivers and expense
                                        reimbursements are
                                        voluntary and may be reduced or
                                        discontinued by FAM at any time
                                        without notice to holders of
                                        MuniHoldings Michigan Common Stock.
                                        MuniYield Michigan pays FAM a monthly
                                        fee at the annual rate of 0.50% of its
                                        average weekly net assets, including
                                        assets acquired from the sale of AMPS.
                                        Subsequent to the Reorganization, FAM
                                        will continue to receive compensation
                                        at the rate of 0.50% of the average
                                        weekly net assets, including assets
                                        acquired from the sale of AMPS, of the
                                        Combined Fund. For MuniHoldings
                                        Michigan, this represents a fee
                                        reduction. See "Comparison of the
                                        Funds -- Management of the Funds."

                                        Other Significant Fees. The custodian,
                                        transfer agent, dividend disbursing
                                        agent and registrar is State Street
                                        Bank and Trust Company ("State
                                        Street") for shares of MuniHoldings
                                        Michigan Common Stock and The Bank of
                                        New York ("BONY") for shares of
                                        MuniYield Michigan Common Stock. BONY
                                        is the transfer agent, dividend
                                        disbursing agent, registrar and
                                        auction agent for the AMPS of each
                                        Fund (in such capacity, the "Auction
                                        Agent"). BONY and State Street each
                                        receive fees for providing these
                                        services.

                                        Overall Annual Expense Ratio. The
                                        table below sets forth (i) the total
                                        annualized operating expense ratio for
                                        MuniHoldings Michigan (excluding the
                                        advisory fee waivers and/or expense
                                        reimbursements), MuniYield Michigan
                                        and the Combined Fund (excluding any
                                        advisory fee waivers and/or expense
                                        reimbursements) based on their
                                        respective average net assets
                                        (excluding assets attributable to
                                        AMPS) as of October 31, 2001.

                                                                           Average Net Assets
                                                                            (Excluding Assets        Total
                                                                             Attributable to       Annualized
                                                                              AMPS) as of          Operating
                                                                           October 31, 2001      Expense Ratio
                                                                           ----------------      -------------
                                        MuniHoldings Michigan...........      $  59,360,463          1.51%*
                                        MuniYield Michigan..............       $114,580,103          1.15%
                                        Combined Fund...................       $173,940,566          1.10%


                                        --------------
                                        * Including the fee waivers and/or
                                        expense reimbursements, the total
                                        annualized operating expense ratio for
                                        MuniHoldings Michigan would have been
                                        1.12%.


                                        The table below sets forth the total
                                        annualized operating expense ratio for
                                        MuniHoldings Michigan (excluding the
                                        advisory fee waivers and/or expense
                                        reimbursements), MuniYield Michigan
                                        and the Combined Fund (excluding any
                                        advisory fee waivers and/or expense
                                        reimbursements) based on their
                                        respective average net assets
                                        (including assets attributable to
                                        AMPS) as of October 31, 2001.

                                                                          Average Net Assets
                                                                          (Including Assets         Total
                                                                           Attributable to         Annualized
                                                                              AMPS) as of          Operating
                                                                           October 31, 2001      Expense Ratio
                                                                           ----------------      -------------
                                        MuniHoldings Michigan...........    $  93,360,463             0.96%*
                                        MuniYield Michigan..............     $169,580,103             0.77%
                                        Combined Fund...................     $262,940,566             0.72%
                                        --------------
                                        * Including the fee waivers and/or
                                        expense reimbursements, the total
                                        annualized operating expense ratio for
                                        MuniHoldings Michigan would have been
                                        0.71%.

                                        Purchases and Sales of Common Stock
                                        and AMPS. Purchase and sale procedures
                                        for the common stock of each Fund are
                                        substantially similar. Investors
                                        typically purchase and sell shares of
                                        common stock of each Fund through a
                                        registered broker-dealer on the NYSE
                                        (for MuniYield Michigan) or AMEX (for
                                        MuniHoldings Michigan), thereby
                                        incurring a brokerage commission set
                                        by such broker-dealer. Alternatively,
                                        investors may purchase or sell shares
                                        of common stock of the Funds through
                                        privately negotiated transactions with
                                        existing stockholders.

                                        Purchase and sale procedures for the
                                        AMPS of each Fund are identical. Such
                                        AMPS generally are purchased and sold
                                        at separate auctions conducted on a
                                        regular basis by the Auction Agent.
                                        Unless otherwise permitted by the
                                        Fund, existing and potential holders
                                        of AMPS may only participate in
                                        auctions through their broker-dealers.
                                        Broker-dealers submit the orders of
                                        their respective customers who are
                                        existing and potential holders of AMPS
                                        to the Auction Agent. On or prior to
                                        each auction date for the AMPS (the
                                        business day next preceding the first
                                        day of each dividend period), each
                                        holder may submit orders to buy, sell
                                        or hold AMPS to its broker-dealer.
                                        Outside of these auctions, shares of
                                        AMPS may be purchased or sold through
                                        broker-dealers for the AMPS in a
                                        secondary trading market maintained by
                                        the broker-dealers. However, no
                                        assurance can be given that a
                                        secondary market will develop, or, if
                                        it does develop, that it will provide
                                        holders with a liquid trading market
                                        for the AMPS of either Fund.

                                        Ratings of AMPS. The AMPS of each Fund
                                        have been assigned a rating of AAA
                                        from Standard & Poor's ("S&P") and Aaa
                                        from Moody's Investors Service, Inc.
                                        ("Moody's"). See "Comparison of the
                                        Funds-- Rating Agency Guidelines."

                                        Portfolio Insurance. Under normal
                                        circumstances, MuniHoldings Michigan
                                        invests at least 80% of its net assets
                                        in Municipal Bonds either (i) insured
                                        under an insurance policy obtained by
                                        the issuer thereof or any other party
                                        or (ii) insured under an insurance
                                        policy purchased by the Fund.
                                        Currently, MuniYield Michigan does not
                                        have a similar policy regarding
                                        investments in insured Municipal
                                        Bonds. In connection with the
                                        Reorganization, however, the
                                        investment policies of MuniYield
                                        Michigan will be revised to provide
                                        that, under normal circumstances, at
                                        least 80% of the Combined Fund's net
                                        assets will be invested in Municipal
                                        Bonds either (i) insured under an
                                        insurance policy obtained by the
                                        issuer thereof or any other party or
                                        (ii) insured under an insurance policy
                                        purchased by the Fund. See "Comparison
                                        of the Funds -- Investment Objectives
                                        and Policies -- Portfolio Insurance."

                                        Ratings of Municipal Obligations. Each
                                        Fund will invest only in municipal
                                        obligations that at the time of
                                        purchase are considered investment
                                        grade. See Exhibit IV-- "Ratings of
                                        Municipal Bonds and Commercial Paper."

                                        Portfolio Transactions. The portfolio
                                        transactions in which the Funds may
                                        engage and procedures for such
                                        transactions are similar. See
                                        "Comparison of the Funds-- Portfolio
                                        Transactions."

                                        Dividends and Distributions. The
                                        methods of dividend payment and
                                        distributions are substantially
                                        similar for each Fund, both with
                                        respect to the common stock and the
                                        AMPS of each Fund. See "Comparison of
                                        the Funds -- Dividends and
                                        Distributions."

                                        Net Asset Value. The net asset value
                                        per share of common stock of each Fund
                                        is determined as of the close of
                                        business (generally, 4:00 p.m.,
                                        Eastern time) on the last business day
                                        of each week. Each Fund computes net
                                        asset value per share in the same
                                        manner. See "Comparison of the Funds
                                        -- Net Asset Value."

                                        Voting Rights. The corresponding
                                        voting rights of the holders of shares
                                        of each Fund's common stock are
                                        substantially similar. The
                                        corresponding voting rights of the
                                        holders of shares of each Fund's AMPS
                                        are also substantially similar except
                                        that holders of MuniYield Michigan
                                        Series A AMPS will be required to vote
                                        in order for MuniYield Michigan to
                                        issue any stock ranking on a parity
                                        with such series of AMPS. See
                                        "Comparison of the Funds -- Capital
                                        Stock."

                                        Stockholder Services. An automatic
                                        dividend reinvestment plan is
                                        available to holders of shares of each
                                        Fund's common stock. These plans are
                                        similar for both Funds. See
                                        "Comparison of the Funds -- Automatic
                                        Dividend Reinvestment Plan." Other
                                        stockholder services, including the
                                        provision of annual and semi-annual
                                        reports, are the same for both Funds.

              Outstanding Securities of MuniHoldings Michigan and
                   MuniYield Michigan as of October 31, 2001

                                                                                                Number of Shares
                                                                   Number of Shares Held    Outstanding Exclusive of
                                           Number of Shares         by Fund for Its Own     Amount Shown in Previous
 Title of Class                               Authorized                  Account                    Column
 --------------                            ----------------         -------------------     ------------------------

MuniHoldings Michigan
    Common Stock...................               199,998,640                0                        3,621,776
    AMPS
       Series A....................                     1,360                0                            1,360
MuniYield Michigan
    Common Stock...................               199,997,800                0                        7,916,170
    AMPS
       Series A....................                     2,200                0                            2,200


Tax Considerations....................  The Funds will receive an opinion of counsel with respect to the
                                        Reorganization to the effect that,
                                        among other things, neither Fund will
                                        recognize gain or loss on the
                                        transaction, and no stockholder of
                                        MuniHoldings Michigan will recognize
                                        gain or loss upon the exchange of his
                                        or her shares for shares of MuniYield
                                        Michigan Common Stock or MuniYield
                                        Michigan Series B AMPS, as applicable,
                                        in the Reorganization (except to the
                                        extent that exchanging common
                                        stockholders receive cash representing
                                        an interest in fractional shares of
                                        MuniYield Michigan Common Stock in the
                                        Reorganization). Consummation of the
                                        Reorganization is subject to the
                                        receipt of such opinion of counsel.
                                        The Reorganization will not affect the
                                        status of MuniYield Michigan as a
                                        regulated investment company (a "RIC")
                                        under the Internal Revenue Code of
                                        1986, as amended (the "Code"). See
                                        "Agreement and Plan of Reorganization
                                        -- Tax Consequences of the
                                        Reorganization." MuniHoldings Michigan
                                        will liquidate and dissolve under the
                                        laws of the State of Maryland as part
                                        of the Reorganization.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     The investment objective and policies of each Fund are substantially similar. Each Fund invests primarily in Michigan Municipal Bonds. For this reason, the investment risks associated with an investment in MuniYield Michigan are substantially similar to the investment risks associated with an investment in MuniHoldings Michigan. These investment risks will also apply to an investment in the Combined Fund after the Reorganization. It is expected that the Reorganization itself will not adversely affect the rights of holders of shares of common stock or of any series of AMPS of either Fund or create additional risks.

Michigan Municipal Bonds

     Each Fund intends to invest primarily in a portfolio of Michigan Municipal Bonds. As a result, each Fund is more exposed to risks affecting issuers of Michigan Municipal Bonds than is a municipal bond fund that invests more widely. See "Comparison of the Funds -- Special Considerations Relating to Michigan Municipal Bonds" and Exhibit III -- "Economic and Other Conditions in Michigan."

Interest Rate and Credit Risk

     Each Fund invests primarily in long term municipal bonds that are subject to interest rate and credit risk. Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Trading Discount

     Shares of closed-end funds such as the Funds frequently trade at a market price that is lower than their net asset value. This is commonly referred to as "trading at a discount." Shares may also trade at a price that is higher than their net asset value (a "premium"). See "Comparison of the Funds -- Financial Highlights."

Non-Diversification

     Each Fund is registered as a "non-diversified" investment company. This means that each Fund may invest a greater percentage of its assets in a single issuer than a diversified investment company. Since either Fund may invest a relatively high percentage of its assets in a limited number of issuers, it may be more exposed to the effects of any single economic, political or regulatory occurrence than a fund that invests more widely. Even as a non-diversified fund, each Fund must still meet the diversification requirements of applicable Federal income tax law.

Rating Categories

     The Funds intend to invest in municipal bonds that are rated investment grade by S&P, Moody's or Fitch Inc. ("Fitch") or are considered by FAM to be of comparable quality. Obligations rated in the lowest investment grade category may be considered to have certain speculative characteristics.

Private Activity Bonds

     Each Fund may invest all or a portion of its assets in certain tax-exempt securities classified as "private activity bonds." These bonds may subject certain investors in either Fund to a Federal alternative minimum tax.

Portfolio Insurance

     MuniHoldings Michigan currently is subject to certain investment restrictions imposed by guidelines of the insurance companies that issue portfolio insurance. Following the Reorganization, MuniYield Michigan also will be subject to these guidelines. The Funds do not expect these guidelines to prevent FAM from managing the Funds' portfolios in accordance with the Funds' investment objective and policies.

Leverage

     Use of leverage, through the issuance of AMPS, involves certain risks to holders of common stock of each Fund. For example, each Fund's issuance of AMPS may result in higher volatility of the net asset value of its common stock and potentially more volatility in the market value of its common stock. In addition, changes in the short term and medium term dividend rates on, and the amount of taxable income allocable to, the AMPS will affect the yield to holders of common stock. Under certain circumstances when either Fund is required to allocate taxable income to holders of AMPS, it may be required to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from that allocation (an "Additional Distribution"). Leverage will allow holders of each Fund's common stock to realize a higher current rate of return than if the Fund were not leveraged as long as the Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then-current dividend rate (and any Additional Distribution) paid on the AMPS. Similarly, since a pro rata portion of each Fund's net realized capital gains is generally payable to holders of the Fund's common stock, the use of leverage will increase the amount of such gains distributed to holders of the Fund's common stock. However, short term, medium term and long term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short term, medium term and long term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short term and medium term rates may substantially increase relative to the long term obligations in which each Fund may be invested. To the extent that the current dividend rate (and any Additional Distribution) on the AMPS approaches the net return on a Fund's investment portfolio, the benefit of leverage to holders of common stock will be decreased. If the current dividend rate (and any Additional Distribution) on the AMPS were to exceed the net return on a Fund's portfolio, holders of common stock would receive a lower rate of return than if the Fund were not leveraged. Similarly, since both the costs of issuing AMPS and any decline in the value of a Fund's investments (including investments purchased with the proceeds from any AMPS offering) will be borne entirely by holders of the Fund's common stock, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of common stock than if the Fund were not leveraged. If a Fund is liquidated, holders of that Fund's AMPS will be entitled to receive liquidating distributions before any distribution is made to holders of common stock of that Fund.

     In an extreme case, a decline in net asset value could affect each Fund's ability to pay dividends on its common stock. Failure to make such dividend payments could adversely affect the Fund's qualification as a RIC under the Federal tax laws. See "Comparison of the Funds -- Tax Rules Applicable to the Funds and their Stockholders." However, each Fund intends to take all measures necessary to make common stock dividend payments. If either Fund's current investment income is ever insufficient to meet dividend payments on either its common stock or its AMPS, it may have to liquidate certain of its investments. In addition, each Fund has the authority to redeem its AMPS for any reason and may redeem all or part of its AMPS under the following circumstances:

     o if the Fund anticipates that its leveraged capital structure will result in a lower rate of return for any significant amount of time to holders of the common stock than the Fund can obtain if the common stock were not leveraged,

     o if the asset coverage for the AMPS declines below 200%, either as a result of a decline in the value of the Fund's portfolio investments or as a result of the repurchase of common stock in tender offers, or otherwise, or

     o in order to maintain the asset coverage established by Moody's and S&P in rating the AMPS.

Redemption of the AMPS or insufficient investment income to make dividend payments may reduce the net asset value of a Fund's common stock and require the Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so. MuniHoldings Michigan may issue AMPS representing up to approximately 40% of its total assets. MuniYield Michigan may issue AMPS representing up to approximately 35% of its total assets. Following the Reorganization, it is anticipated that the Combined Fund will be permitted to issue AMPS representing up to approximately 35% of its total assets.

Portfolio Management

     The portfolio management strategies of the Funds are substantially similar. In the event of an increase in short term or medium term rates or other change in market conditions to the point where a Fund's leverage could adversely affect holders of common stock as noted above, or in anticipation of such changes, each Fund may attempt to shorten the average maturity of its investment portfolio, which would tend to offset the negative impact of leverage on holders of its common stock. Each Fund also may attempt to reduce the degree to which it is leveraged by redeeming AMPS pursuant to the provisions of the Fund's Articles Supplementary establishing the rights and preferences of the AMPS or otherwise purchasing shares of AMPS. Purchases and sales or redemptions of AMPS, whether on the open market or in negotiated transactions, are subject to limitations under the Investment Company Act. If market conditions subsequently change, each Fund may sell previously unissued shares of AMPS or shares of AMPS that the Fund previously issued but later repurchased or redeemed.

Inverse Floating Obligations

     A Fund's investments in "inverse floating obligations" or "residual interest bonds" provide investment leverage because their market value increases or decreases in response to market changes at a greater rate than fixed rate, long term tax-exempt securities. The market values of such securities are more volatile than the market values of fixed rate, tax-exempt securities.

Options and Futures Transactions

     Each Fund may engage in certain options and futures transactions to reduce its exposure to interest rate movements. If a Fund incorrectly forecasts market values, interest rates or other factors, that Fund's performance could suffer. Each Fund also may suffer a loss if the other party to the transaction fails to meet its obligations. The Funds are not required to use hedging and may choose not to do so. The Funds cannot guarantee that any hedging strategies they use will work.

Antitakeover Provisions

     The Articles of Incorporation of each Fund (in each case the "Charter") and Maryland law include provisions that could limit the ability of other entities or persons to acquire control of that Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

Ratings Considerations

     The Funds have received ratings of their AMPS of AAA from S&P and Aaa from Moody's. In order to maintain these ratings, the Funds are required to maintain portfolio holdings meeting specified guidelines of such rating agencies. These guidelines may impose asset coverage requirements that are more stringent than those imposed by the Investment Company Act.

     As described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings of the AMPS are not recommendations to purchase, hold or sell shares of AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines address the likelihood that a holder of shares of AMPS will be able to sell such shares in an auction. The ratings are based on current information furnished to Moody's and S&P by the Funds and FAM and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common stock of the Funds has not been rated by a nationally recognized statistical rating organization ("NRSRO").

         The Board of Directors of each Fund, without stockholder approval, may amend, alter or repeal certain definitions or restrictions which have been adopted by the Fund pursuant to the rating agency guidelines, in the event the Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to shares of AMPS.

                            COMPARISON OF THE FUNDS

Financial Highlights

     MuniYield Michigan

     The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of MuniYield Michigan by ___________, independent auditors. The following per share data and ratios have been derived from information provided in the financial statements of MuniYield Michigan.





                                                                          For the Year Ended October 31,
                                 -----------------------------------------------------------------------------------------
                                 2001          2000          1999        1998          1997         1996         1995
                                 ----          ----          ----        ----          ----         ----         ----

Increase (Decrease) in Net
  Asset Value:
Per Share Operating
  Performance:
Net asset value, beginning
  of period.................  $ 13.83       $ 13.34       $ 15.85     $ 15.58      $ 15.29       $ 15.23      $ 14.05
                              -------       -------       -------     -------      -------       -------      -------
Investment income-- net.....     1.00          1.04          1.02        1.12         1.16          1.18         1.19
Realized and unrealized
  gain (loss) on
  investments-- net.........     1.15           .51         (1.96)        .38          .28           .11         1.47
                              -------       -------       -------     -------      -------       -------      -------
Total from investment
  operations................     2.15          1.55          (.94)       1.50         1.44          1.29         2.66
                              -------       -------       -------     -------      -------       -------      -------
Less dividends and
  distributions to Common
  Stock shareholders:
  Investment income-- net...     (.79)         (.77)         (.88)       (.89)        (.90)         (.93)        (.92)
  Realized gain on
  investments-- net.........       --            --          (.05)       (.08)          --           --          (.27)
  In excess of realized
  gain on investments-- net.       --            --          (.39)        --            --            (.04)        --
                              -------       -------       -------     -------      -------       -------      -------
Total dividends and
  distributions to Common
  Stock shareholders........     (.79)         (.77)        (1.32)       (.97)        (.90)         (.97)       (1.19)
                              -------       -------       -------     -------      -------       -------      -------
Capital charge resulting
  from issuance of Common
  Stock.....................       --            --           --          --            --           --            --
                              -------       -------       -------     -------      -------       -------      -------
Effect of Preferred Stock
  activity:++
  Dividends and
     distributions to
     Preferred Stock
     shareholders:
     Investment income-- net     (.22)         (.29)         (.18)       (.21)        (.25)         (.25)        (.23)



                                                              For the
                                                              Period
                                                             February
                                                            28, 1992+ to
                                                            October 31,
                              ------------------------      -----------
                                    1994          1993         1992
                                    ----          ----         ----

Increase (Decrease) in Net
  Asset Value:
Per Share Operating
  Performance:
Net asset value, beginning
  of period.................     $ 16.59      $ 14.22       $ 14.18
                                 -------      -------       -------
Investment income-- net.....        1.20         1.21           .77
Realized and unrealized
  gain (loss) on
  investments-- net.........       (2.44)        2.41           .14
                                 -------      -------       -------
Total from investment
  operations................       (1.24)        3.62           .91
                                 -------      -------       -------
Less dividends and
  distributions to Common
  Stock shareholders:
  Investment income-- net...        (.96)       (1.00)         (.56)
  Realized gain on
  investments-- net.........        (.10)        (.05)          --
  In excess of realized
  gain on investments-- net.         --            --           --
                                 -------      -------       -------
Total dividends and
  distributions to Common
  Stock shareholders........       (1.06)       (1.05)         (.56)
                                 -------      -------       -------
Capital charge resulting
  from issuance of Common
  Stock.....................         --            --          (.03)
                                 -------      -------       -------
Effect of Preferred Stock
  activity:++
  Dividends and
     distributions to
     Preferred Stock
     shareholders:
     Investment income-- net        (.22)        (.19)         (.13)




                                                      (Continued on next page)





                                                                          For the Year Ended October 31,
                                 ------------------------------------------------------------------------------------------
                                 2001          2000          1999        1998          1997         1996         1995
                                 ----          ----          ----        ----          ----         ----         ----

     Realized gain on
     investments-- net......       --            --          (.01)       (.05)          --           --          (.06)
     In excess of realized
     gain on investments--
     net....................       --            --          (.06)        --            --          (.01)          --
                              -------       -------       -------     -------      -------       -------      -------
     Capital charge
     resulting from
     issuance of Preferred
     Stock..................       --            --         --            --            --           --            --
                              -------       -------       -------     -------      -------       -------      -------
Total effect of Preferred
  Stock activity............     (.22)         (.29)         (.25)       (.26)        (.25)         (.26)        (.29)
                              -------       -------       -------     -------      -------       -------      -------
Net asset value, end of
  period....................  $ 14.97       $ 13.83       $  13.34    $  15.85     $  15.58      $  15.29     $  15.23
                              =======       =======       ========    ========     ========      ========     ========
Market price per share, end
  of period.................  $ 13.85       $ 11.75       $  12.25    $  16.00     $  15.125     $  14.50     $  13.875
                              =======       =======       ========    ========     ========      ========     ========
Total Investment Return:**
Based on market price per
  share.....................    25.13%         2.47%       (16.42%)     12.56%       10.92%        11.67%       19.93%
                              =======       =======       ========    ========     ========      ========     ========
Based on net asset value
  per share.................    14.91%        10.76%        (8.12%)      8.25%        8.35%         7.28%       18.29%
                              =======       =======       ========    ========     ========      ========     ========
Ratios Based on Average Net
  Assets of Common Stock:
Total expenses***...........     1.15%         1.15%         1.12%       1.05%        1.08%         1.10%        1.13%
                              =======       =======       ========    ========     ========      ========     ========
Total investment income--
  net***....................     6.96%         7.62%         6.96%       7.20%        7.46%         7.76%        8.21%
                              =======       =======       ========    ========     ========      ========     ========
Amount of dividends to
  Preferred Stock
  shareholders..............     1.53%         2.12%         1.20%       1.35%        1.63%         1.66%        1.58%
                              =======       =======       ========    ========     ========      ========     ========
Investment income-- net, to
  Common Stock shareholders.     5.43%         5.50%         5.76%       5.85%        5.83%         6.10%        6.63%
                              =======       =======       ========    ========     ========      ========     ========
Ratios Based on Total
  Average Net Assets:***###
Total expenses..............      .77%          .75%          .76%        .72%         .74%          .75%         .76%
                              =======       =======       ========    ========     ========      ========     ========
Expenses, net of
  reimbursement                   .77%          .75%          .76%        .72%         .74%          .75%         .76%
                              =======       =======       ========    ========     ========      ========     ========
Total investment income--
  net.......................     4.70%         5.02%         4.73%       4.96%        5.15%         5.26%        5.50%
                              =======       =======       ========    ========     ========      ========     ========
Ratios Based on Average Net
  Assets of Preferred Stock:
Dividends to Preferred
  Stock shareholders........     3.19%         4.09%         2.55%       2.97%        3.57%         3.52%        3.22%
                              =======       =======       ========    ========     ========      ========     ========
Supplemental Data:
Net assets, net of
  Preferred Stock, end of
  period (in thousands).....  $118,508      $109,398      $105,574    $123,119     $120,392      $118,146     $117,600
                              ========      ========      ========    ========     ========      ========     ========
Preferred Stock
  outstanding, end of
  period (in thousands).....  $ 55,000      $ 55,000      $ 55,000    $ 55,000     $ 55,000      $ 55,000     $ 55,000
                              ========      ========      ========    ========     ========      ========     ========
Portfolio turnover..........    72.58%        75.11%        63.64%      40.41%       16.06%        19.73%       15.47%
                              ========      ========      ========    ========     ========      ========     ========



                                                               For the
                                                               Period
                                                              February
                                                            28, 1992+ to
                                                             October 31,
                                ------------------------    -----------
                                    1994          1993         1992
                                    ----          ----         ----


     Realized gain on
     investments-- net......        (.02)        (.01)          --
     In excess of realized
     gain on investments--
     net....................         --            --           --
                                 -------      -------       -------
     Capital charge
     resulting from
     issuance of Preferred
     Stock..................         --            --          (.15)
                                 -------      -------       -------
Total effect of Preferred
  Stock activity............        (.24)        (.20)         (.28)
                                 -------      -------       -------
Net asset value, end of
  period....................     $  14.05     $  16.59      $  14.22
                                 ========     ========      ========
Market price per share, end
  of period.................     $ 12.625     $ 16.625      $ 14.875
                                 ========     ========      ========
Total Investment Return:**
Based on market price per
  share.....................      (18.40%)      19.54%         3.05%##
                                 ========     ========      ========
Based on net asset value
  per share.................       (9.00%)      24.78%         4.21%##
                                 ========     ========      ========
Ratios Based on Average Net
  Assets of Common Stock:
Total expenses***...........          #            #             #
                                 ========     ========      ========
Total investment income--
  net***....................          #            #             #
                                 ========     ========      ========
Amount of dividends to
  Preferred Stock
  shareholders..............          #            #             #
                                 ========     ========      ========
Investment income-- net, to
  Common Stock shareholders.          #            #             #
                                 ========     ========      ========
Ratios Based on Total
  Average Net Assets:***###
Total expenses..............         .76%         .74%          .72%*
                                 ========     ========      ========
Expenses, net of
  reimbursement                      .76%         .74%          .54%*
                                 ========     ========      ========
Total investment income--
  net.......................        5.25%        5.32%         5.66%*
                                 ========     ========      ========
Ratios Based on Average Net
  Assets of Preferred Stock:
Dividends to Preferred
  Stock shareholders........          #            #             #
                                 ========     ========      ========
Supplemental Data:
Net assets, net of
  Preferred Stock, end of
  period (in thousands).....     $108,467     $128,078      $106,938
                                 ========     ========      ========
Preferred Stock
  outstanding, end of
  period (in thousands).....     $ 55,000     $ 55,000      $ 55,000
                                 ========     ========      ========
Portfolio turnover..........       18.88%       12.88%        22.49%
                                 ========     ========      ========



                                                      (Continued on next page)





                                                                          For the Year Ended October 31,
                                 -----------------------------------------------------------------------------------------
                                 2001          2000          1999        1998          1997         1996         1995
                                 ----          ----          ----        ----          ----         ----         ----
Leverage:
Asset coverage per $1,000...  $  3,155      $  2,989      $  2,920    $ 3,239      $  3,189      $  3,148     $  3,138
                              ========      ========      ========    ========     ========      ========     ========


Dividends Per Share on
  Preferred Stock
  Outstanding:+++
  Series A Investment
  income-- net..............  $    798      $  1,026      $    637    $   742      $    894      $    880     $    806
                              ========      ========      ========    ========     ========      ========     ========


                                                           For the
                                                           Period
                                                          February
                                                        28, 1992+ to
                                                         October 31,
                              ---------------------      -----------
                                 1994          1993         1992
                                 ----          ----         ----
Leverage:
Asset coverage per $1,000...   $ 2,972     $  3,329      $  2,944
                              ========     ========      ========


Dividends Per Share on
  Preferred Stock
  Outstanding:+++
  Series A Investment
  income-- net..............  $  1,529     $  1,293      $    888
                              ========     ========      ========


---------
*    Annualized.
**   Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***  Do not reflect the effect of dividends to Preferred Stock shareholders.
+    Commencement of Operations. ++ MuniYield Michigan issued its Series A AMPS on
     April 10, 1992.
+++  Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
#    Prior to the fiscal year ended October 31, 1995, MuniYield Michigan only reported ratios with respect to Total Average Net Assets.
##   Aggregate total investment return.
###  Includes common stock and preferred stock average net assets.

     MuniHoldings Michigan

     The financial information in the table below has been audited in conjunction with the annual audit of the financial statements of MuniHoldings Michigan by ____________, independent auditors. The following per share data and ratios have been derived from information provided in the financial statements of MuniHoldings Michigan.

                                                                       For the Period
                                                     For the Year    September 17, 1999+
                                                    Ended July 31,       to July 31,
                                                    --------------       -----------
                                                         2001               2000
                                                    --------------       -----------

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period...........          $  15.04          $  15.00
                                                         --------          ---------
Investment income-- net........................              1.24              1.08
Realized and unrealized gain on investments-- net            1.73               .13
                                                         --------          ---------
Total from investment operations...............              2.97              1.21
                                                         --------          ---------
Less dividends to Common Stock shareholders from
  investment income-- net:                                   (.88)             (.70)
Capital write-off (charge) resulting from
  issuance of Common Stock.....................               .02              (.04)
                                                         --------          ---------
  Investment income-- net......................
Effect of Preferred Stock activity:
  Dividends to Preferred Stock shareholders:
     Investment income-- net...................              (.34)             (.31)
Capital write-off (charge) resulting from
     issuance of Preferred Stock...............               .01              (.12)
                                                         --------          ---------
Total effect of Preferred Stock activity.......              (.33)             (.43)
                                                         --------          ---------
Net asset value, end of period.................          $  16.82          $  15.04
                                                         =========         =========
Market price per share, end of period..........          $  14.98          $  13.625
                                                         =========         =========
Total Investment Return:**
Based on market price per share................             16.95%            (4.13%)+++
                                                         =========         =========
Based on net asset value per share.............             18.97%             5.82%+++
                                                         =========         =========
Ratios Based on Average Net Assets of Common
  Stock:
Total expenses, net of reimbursement***                       .99%              .73%*
                                                         =========         =========
Total expenses***..............................              1.54%             1.42%*
                                                         =========         =========
Total investment income-- net***...............              7.80%             8.85%*
                                                         =========         =========
Amount of dividends to Preferred Stock
  shareholders.................................              2.16%             2.55%*
                                                         =========         =========
Investment income-- net, to Common Stock
  shareholders.................................              5.64%             6.30%*
                                                         =========         =========
Ratios Based on Total Average Net Assets:++++***
Total expenses, net of reimbursement...........               .62%              .45%*
                                                         =========         =========
Total expenses.................................               .97%              .88%*
                                                         =========         =========
Total investment income-- net..................              4.91%             5.47%*
                                                         =========         =========
Ratios Based on Average Net Assets of Preferred
  Stock:
Dividends to Preferred Stock shareholders......              3.66%             4.12%*
                                                         =========         =========
Supplemental Data:
Net assets, net of Preferred Stock, end of period
  (in thousands)...............................          $  60,919         $  54,477
                                                         =========         =========
Preferred Stock outstanding, end of period (in
  thousands)...................................          $  34,000         $  34,000
                                                         =========         =========
Portfolio turnover.............................             16.50%            67.64%
                                                         =========         =========
Leverage:
Asset coverage per $1,000......................          $   2,792         $   2,602
                                                         =========         =========
Dividends Per Share on Preferred Stock
  Outstanding:++
  Series A Investment income-- net.............          $     915         $     830
                                                         =========         =========
------------------
*    Annualized.
**   Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***  Do not reflect the effect of dividends to Preferred Stock shareholders.
+    Commencement of operations ++ The Fund's Preferred Stock was issued on
     October 1999.
+++  Aggregate total investment return.
++++ Includes Common and Preferred Stock average net assets.

                 Per share data for common stock* (unaudited)

MuniYield Michigan
(Traded on the NYSE)

                                                                                               Premium (Discount) to
                                               Market Price**           Net Asset Value           Net Asset Value
                                               --------------           ---------------           ---------------
             Quarter Ended*                   High         Low         High          Low         High         Low
             --------------                   ----         ---         ----          ---         ----         ---

January 31, 2000.......................      $12.50        $11.00      $13.69       $12.89       (6.88%)    (20.93%)

April 30, 2000.........................      $11.69        $10.94      $13.66       $12.92      (10.61%)    (23.09%)

July 31, 2000..........................      $12.19        $10.69      $13.70       $12.82      (11.81%)    (20.64%)

October 31, 2000.......................      $12.135       $11.25      $13.95       $13.65      (13.76%)    (21.33%)

January 31, 2001.......................      $13.19        $11.50      $14.83       $13.74      (10.26%)    (21.68%)

April 30, 2001.........................      $13.40        $13.00      $14.69       $14.22       (6.99%)    (12.41%)

July 31, 2001..........................      $13.63        $13.25      $14.67       $14.23       (5.08%)     (9.05%)

October 31, 2001.......................      $14.08        $13.10      $15.02       $14.67       (5.89%)    (12.44%)

January 31, 2002.......................      $_____        $_____      $_____       $_____          ( %)        ( %)


MuniHoldings Michigan
(Traded on the AMEX)

                                                                                               Premium (Discount) to
                                               Market Price**           Net Asset Value           Net Asset Value
                                               --------------           ---------------           ---------------
             Quarter Ended*                   High         Low         High          Low         High         Low
             --------------                   ----         ---         ----          ---         ----         ---

October 31, 1999+......................       15.75        13.75       14.97        13.91         8.57%      (1.75%)

January 31, 2000.......................       15.00        11.75       14.88        13.72         5.20%     (18.28%)

April 30, 2000.........................       13.50        11.63       15.02        13.71       (10.07%)    (25.59%)

July 31, 2000..........................       14.25        11.56       15.04        13.68        (5.05%)    (21.08%)

October 31, 2000.......................       14.13        12.25       15.44        15.02        (6.55%)    (23.70%)

January 31, 2001.......................       15.13        12.50       16.68        10.38        (8.63%)    (23.84%)

April 30, 2001.........................       15.00        14.25       16.62        16.01        (8.75%)    (15.52%)

July 31, 2001..........................       15.25        14.49       16.82        16.04        (5.57%)    (14.08%)

October 31, 2001.......................       16.25        14.850      17.20        16.82        (4.69%)    (11.76%)

January 31, 2002.......................

---------
*  Calculations are based upon shares of common stock outstanding at the end of each quarter.
** As reported in the consolidated transaction operating system.
+  From September 17, 1999 (commencement of operations)

     For the periods shown, share prices for MuniYield Michigan's Common Stock have traded at a discount ranging from ( %) to ( %). For the periods shown, MuniHoldings Michigan's share prices for its common stock have fluctuated between a maximum premium of approximately % and a maximum discount of approximately ( %). Although there is no reason to believe that this pattern should be affected by the Reorganization, it is not possible to predict whether shares of the Combined Fund will trade at a premium or discount to net asset value following the Reorganization, or what the extent of any such premium or discount might be.

Investment Objective and Policies

     The structure, organization and investment policies of the Funds are substantially similar. Each Fund seeks current income exempt from Federal income taxes and Michigan personal income taxes. The investment objective of each Fund is a fundamental policy that may not be changed without a vote of a majority of the Fund's outstanding voting securities.

     Each Fund seeks to achieve its investment objective by investing primarily in a portfolio of Michigan Municipal Bonds. Each Fund intends to invest substantially all (at least 80%) of its net assets in Michigan Municipal Bonds except at times when FAM considers that Michigan Municipal Bonds of sufficient quantity and quality are unavailable at suitable prices, or during interim periods pending investment of the net proceeds of public offerings of its securities and during temporary defensive periods. At times, each Fund may seek to hedge its portfolio through the use of futures and options transactions to reduce volatility in the net asset value of its shares of common stock. Currently, with respect to MuniHoldings Michigan, and after the Reorganization, with respect to MuniYield Michigan, under normal circumstances, at least 80% of each Fund's net assets will be invested in Municipal Bonds that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. MuniYield Michigan is not currently subject to this requirement regarding insurance coverage for its portfolio securities but will adopt this requirement upon approval of the Reorganization.

     Ordinarily, neither Fund intends to realize significant investment income subject to Federal income tax and Michigan income taxes. Each Fund may invest all or a portion of its assets in certain tax-exempt securities classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a Federal alternative minimum tax.

     Each Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in Michigan Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by the Investment Company Act. Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long term Michigan Municipal Bonds or Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. For purposes of a Fund's investment objective and policies, Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income taxes and Michigan income taxes will be considered "Michigan Municipal Bonds" and Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income taxes will be considered "Municipal Bonds."

         Each Fund will invest in investment grade Michigan Municipal Bonds and Municipal Bonds that are rated at the date of purchase in the four highest rating categories of S&P, Moody's or Fitch or, if unrated, are considered to be of comparable quality by FAM. In the case of long term debt, the investment grade rating categories are AAA through BBB for S&P and Fitch and Aaa through Baa for Moody's. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody's and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody's and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody's; and BBB and F-3 for Fitch), while considered "investment grade," may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Michigan Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, FAM takes into account the portfolio insurance as well as the nature of any letters of credit or similar credit enhancement to which particular Michigan Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the insurance company or financial institution that provided such insurance or credit enhancements. Consequently, if Michigan Municipal Bonds or Municipal Bonds are covered by insurance policies issued by insurers whose claims-paying ability is rated AAA by S&P or Fitch or Aaa by Moody's, FAM may consider such municipal obligations to be equivalent to AAA- or Aaa- rated securities, as the case may be, even though such Michigan Municipal Bonds or

Municipal Bonds would generally be assigned a lower rating if the rating were based primarily upon the credit characteristics of the issuers without regard to the insurance feature. The insured Michigan Municipal Bonds and Municipal Bonds must also comply with the standards applied by the insurance carriers in determining eligibility for portfolio insurance. See Exhibit IV -- "Ratings of Municipal Bonds and Commercial Paper" and Exhibit V -- "Portfolio Insurance."

     Each Fund may invest in variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which each Fund may invest are tax-exempt obligations, in the opinion of counsel to the issuer, that contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide each Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days' notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. Each Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations for Federal income tax purposes.

     The net asset value of the shares of common stock of a closed-end investment company such as MuniYield Michigan or MuniHoldings Michigan, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do short term or medium term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as that used by the Funds. See "Risk Factors and Special Considerations -- Leverage."

     The average maturity of each Fund's portfolio securities varies based upon FAM's assessment of economic and market conditions. Each Fund intends to invest primarily in long term Michigan Municipal Bonds and Municipal Bonds with a maturity of more than ten years. However, each Fund may also invest in intermediate term Michigan Municipal Bonds and Municipal Bonds with a maturity of between three years and ten years. Each Fund may also invest in short term tax-exempt securities, short term U.S. Government securities, repurchase agreements or cash. Investments in such short term securities or cash will not exceed 20% of a Fund's total assets except during interim periods pending investment of the net proceeds from public offerings of that Fund's securities or in anticipation of the repurchase or redemption of that Fund's securities and temporary periods when, in the opinion of FAM, prevailing market or economic conditions warrant. The Funds do not ordinarily intend to realize significant interest income that is subject to Federal and Michigan income taxes.

     Each Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its total assets that it may invest in securities of a single issuer. However, each Fund's investments are limited so as to qualify the Fund for the special tax treatment afforded RICs under the Federal tax laws. To qualify, among other requirements, each Fund limits its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities (other than U.S. Government securities) of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer and it will not own more than 10% of the outstanding voting securities of a single issuer. A fund that elects to be classified as "diversified" under the Investment Company Act must satisfy, among other requirements, the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that either Fund assumes large positions in the securities of a small number of issuers, its yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

Portfolio Insurance

     Under normal circumstances, at least 80% of the net assets of MuniHoldings Michigan will be invested in Michigan Municipal Bonds and Municipal Bonds either (i) insured under an insurance policy obtained by the issuer thereof or any other party, or (ii) insured under an insurance policy purchased by MuniHoldings Michigan. MuniHoldings Michigan will seek to limit its investments to municipal obligations insured under insurance policies issued by insurance carriers that have total admitted assets (unaudited) of at least $75,000,000 and capital and surplus (unaudited) of at least $50,000,000 and insurance claims-paying ability ratings of AAA from S&P or Fitch, or Aaa from Moody's. There can be no assurance that insurance from insurance carriers meeting these criteria will be available. See Exhibit V to this Joint Proxy Statement and Prospectus for a brief description of insurance claims-paying ability ratings of S&P, Moody's and Fitch. Currently, it is anticipated that a majority of the insured Michigan Municipal Bonds and Municipal Bonds in MuniHoldings Michigan's portfolio will be insured by the following insurance companies which satisfy the foregoing criteria: Ambac Assurance Corporation, Financial Guaranty Insurance Company, Financial Security Assurance and MBIA Insurance Corporation. MuniHoldings Michigan also may purchase Michigan Municipal Bonds and Municipal Bonds covered by insurance issued by any other insurance company that satisfies the foregoing criteria. A majority of insured Michigan Municipal Bonds and Municipal Bonds held by MuniHoldings Michigan will be insured under policies obtained by parties other than the Fund.

     MuniYield Michigan is not currently subject to any requirement to invest in Michigan Municipal Bonds or Municipal Bonds that are insured; however, after the Reorganization, MuniYield Michigan will be subject to the same requirement as MuniHoldings Michigan described above. After the Reorganization, therefore, MuniYield Michigan shareholders will share in the cost of maintaining such insurance. Currently % of the portfolio of MuniYield Michigan is comprised of insured Michigan Municipal Bonds and Municipal Bonds.

     MuniHoldings Michigan may purchase, but has no obligation to purchase, separate insurance policies (the "Policies") from insurance companies meeting the criteria set forth above that guarantee payment of principal and interest when due on specified eligible Michigan Municipal Bonds and Municipal Bonds that it purchases. A Michigan Municipal Bond or Municipal Bond will be eligible for coverage if it meets certain requirements of the insurance company set forth in a Policy. In the event interest or principal of an insured Michigan Municipal Bond or Municipal Bond is not paid when due, the insurer will be obligated under its Policy to make such payment not later than 30 days after it has been notified by, and provided with documentation from, the Fund that such nonpayment has occurred.

     The Policies will be effective only as to insured Michigan Municipal Bonds and Municipal Bonds beneficially owned by MuniHoldings Michigan. In the event of a sale of any Michigan Municipal Bonds and Municipal Bonds held by MuniHoldings Michigan, the issuer of the relevant Policy will be liable only for those payments of interest and principal that are then due and owing. The Policies will not guarantee the market value of an insured Michigan Municipal Bond or Municipal Bond or the value of the shares of MuniHoldings Michigan.

     The insurer will not have the right to withdraw coverage on securities insured by its Policies and held by MuniHoldings Michigan so long as such securities remain in MuniHoldings Michigan's portfolio. In addition, the insurer may not cancel its Policies for any reason except failure to pay premiums when due. The Board of Directors of MuniHoldings Michigan reserves the right to terminate any of the Policies if it determines that the benefits to MuniHoldings Michigan of having its portfolio insured under such Policy are not justified by the expense involved.

     The premiums for the Policies are paid by MuniHoldings Michigan and the yield on its portfolio is reduced thereby. FAM estimates that the cost of the annual premiums for the Policies of MuniHoldings Michigan currently range from approximately .05 of 1% to .40 of 1% of the principal amount of the Michigan Municipal Bonds and Municipal Bonds covered by such Policies. The estimate is based on the expected composition of MuniHoldings Michigan's portfolio of Michigan Municipal Bonds and Municipal Bonds. Additional information regarding the Policies is set forth in Exhibit V to this Proxy Statement and Prospectus. In instances in which MuniHoldings Michigan purchases Michigan Municipal Bonds and Municipal Bonds insured under policies obtained by parties other than MuniHoldings Michigan, the Fund does not pay the premiums for such policies; rather, the cost of such policies may be reflected in the purchase price of the Michigan Municipal Bonds and Municipal Bonds.

     It is the intention of FAM to retain any insured securities that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities that are not in default. In certain circumstances, however, FAM may determine that an alternate value for the insurance, such as the difference between the market value of the defaulted security and its par value, is more appropriate. FAM's ability to manage the portfolio of MuniHoldings Michigan may be limited to the extent it holds defaulted securities for which market quotations are not generally available, which may limit its ability in certain circumstances to purchase other Michigan Municipal Bonds and Municipal Bonds. See "Net Asset Value" below for a more complete description of each Fund's method of valuing securities for which market quotations are not generally available.

     No assurance can be given that insurance with the terms and issued by insurance carriers meeting the criteria described above will continue to be available to MuniHoldings Michigan. In the event the Board of

Directors of MuniHoldings Michigan determines that such insurance is unavailable or that the cost of such insurance outweighs the benefits to MuniHoldings Michigan, the Fund may modify the criteria for insurance carriers or the terms of the insurance, or may discontinue its policy of maintaining insurance for all or any of the Michigan Municipal Bonds and Municipal Bonds held in the Fund's portfolio. Although FAM periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under all circumstances.

     Portfolio insurance reduces financial or credit risk (i.e., the possibility that the owners of the insured Michigan Municipal Bonds or Municipal Bonds will not receive timely scheduled payments of principal or interest). However, the insured Michigan Municipal Bonds or Municipal Bonds are subject to market risk (i.e., fluctuations in market value as a result of changes in prevailing interest rates and other market conditions).

Description of Michigan Municipal Bonds and Municipal Bonds

     Michigan Municipal Bonds and Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, including, among other things, airports, public ports, mass commuting facilities, multi-family housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal. For purposes of this Joint Proxy Statement and Prospectus, such obligations are Municipal Bonds if the interest paid thereon is exempt from Federal income tax and are Michigan Municipal Bonds if the interest thereon is exempt from Federal income tax and Michigan personal income taxes, even though such bonds may be industrial development bonds or PABs as discussed below. Also, for purposes of this Joint Proxy Statement and Prospectus, Non-Municipal Tax-Exempt Securities as discussed above will be considered Michigan Municipal Bonds or Municipal Bonds.

     The two principal classifications of Michigan Municipal Bonds and Municipal Bonds are "general obligation" bonds and "revenue" bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds or "IDBs." General obligation bonds (other than those of the State of Michigan which has limited taxing powers) are typically secured by the issuer's pledge of faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. PABs are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of principal and the payment of interest on such IDBs depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Michigan Municipal Bonds and Municipal Bonds may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     Each Fund may purchase Michigan Municipal Bonds and Municipal Bonds classified as PABs. Interest received on certain PABs is treated as an item of "tax preference" for purposes of the Federal alternative minimum tax and may impact the overall tax liability of certain investors in the Fund. There is no limitation on the percentage of each Fund's assets that may be invested in Michigan Municipal Bonds and Municipal Bonds the interest on which is treated as an item of "tax preference" for purposes of the Federal alternative minimum tax. See "Comparison of the Funds -- Tax Rules Applicable to the Funds and Their Stockholders."

     Also included within the general category of Michigan Municipal Bonds and/or Municipal Bonds are certificates of participation ("COPs") executed and delivered for the benefit of government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively referred to as "lease obligations") relating to such equipment, land or facilities. Although lease obligations typically do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation frequently is backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the lease property, disposition of the property in the event of foreclosure might prove difficult.

     Federal tax legislation has limited and may continue to limit the types and volume of such bonds the interest on which is excludable from income for Federal income tax purposes. Such legislation may affect the availability of Michigan Municipal Bonds and Municipal Bonds for investment by each Fund.

Special Considerations Relating to Michigan Municipal Bonds

     Each Fund ordinarily will invest at least 80% of its net assets in Michigan Municipal Bonds and, therefore, is more exposed to factors adversely affecting issuers of Michigan Municipal Bonds than is a municipal bond fund that does not invest in issuers of Michigan Municipal Bonds to this degree. FAM does not believe that current economic conditions in Michigan will have a significant adverse effect on each Fund's ability to invest in high-quality Michigan Municipal Bonds. Currently, Michigan's general obligation bonds are rated AAA by S&P, Aaa by Moody's and AA+ by Fitch. See Exhibit III -- "Economic and Financial Conditions in Michigan" and Exhibit IV -- "Ratings of Municipal Bonds and Commercial Paper."

Other Investment Policies

     Each Fund has adopted certain other policies as set forth below:

     Borrowings. Each Fund is authorized to borrow amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that each Fund is authorized to borrow moneys in excess of 5% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock or for temporary, extraordinary or emergency purposes. Borrowings by each Fund (commonly known, as with the issuance of preferred stock, as "leveraging") create an opportunity for greater total return since the Fund will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

     When-Issued Securities and Delayed Delivery Transactions. Each Fund may purchase or sell Michigan Municipal Bonds and Municipal Bonds on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future. The purchase will be recorded on the date that the Fund enters into the commitment, and the value of the obligation thereafter will be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery day may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

     Indexed and Inverse Floating Obligations. Each Fund may invest in Michigan Municipal Bonds and Municipal Bonds yielding a return based on a particular index of value or interest rates. For example, each Fund may invest in Michigan Municipal Bonds and Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Michigan Municipal Bonds and Municipal Bonds also may be based on the value of an index. To the extent a Fund invests in these types of Municipal Bonds, the Fund's return on such Michigan Municipal Bonds and Municipal Bonds will be subject to risk with respect to the value of the particular index. Also, a Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically vary inversely with a short term floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short term tax-exempt interest rate index). Each Fund may purchase synthetically-created inverse floating obligations evidenced by custodial or trust receipts. Generally, income on inverse floating obligations will decrease when short term rates increase, and will increase when short term rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations with shorter term maturities or limitations on the extent to which the interest rate may vary. FAM believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for the Funds that allows FAM to vary the degree of investment leverage relatively efficiently under different market conditions.

     Call Rights. Each Fund may purchase a Michigan Municipal Bond or Municipal Bond issuer's rights to call all or a portion of such Michigan Municipal Bond or Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related

Michigan Municipal Bonds or Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Michigan Municipal Bond or Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Michigan Municipal Bond or Municipal Bond is identical to holding a Michigan Municipal Bond or Municipal Bond as a non-callable security.

     Repurchase Agreements. The Funds may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. The Funds may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund's net assets. In the event of default by the seller under a repurchase agreement, the Funds may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities.

     In general, for Federal and Michigan income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

Information Regarding Options and Futures Transactions

     Each Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While each Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of its common stock, the net asset value of its common stock will fluctuate. No assurance can be given that a Fund's hedging transactions will be effective. In addition, because of the leveraged nature of the common stock, hedging transactions will result in a larger impact on the net asset value of the common stock than would be the case if the common stock were not leveraged. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. Neither Fund has an obligation to enter into hedging transactions and each may choose not to do so.

     Gains from transactions in options and futures contracts distributed to stockholders will be taxable as ordinary income or, in certain circumstances, as long term capital gains to stockholders. See "Comparison of the Funds -- Tax Rules Applicable to the Funds and their Stockholders -- Tax Treatment of Options and Futures Transactions." In order to obtain ratings of the AMPS from one or more of the NRSROs, a Fund may be required to limit its use of hedging techniques in accordance with the specified guidelines of the NRSROs. See "Rating Agency Guidelines" below.

     The following is a description of the options and futures transactions in which each Fund may engage, limitations on the Fund's use of such transactions and risks associated with these transactions. The investment policies with respect to the hedging transactions of a Fund are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund's stockholders.

     Writing Covered Call Options. Each Fund is authorized to write (i.e., sell) covered call options with respect to Michigan Municipal Bonds and Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. Each Fund writes only covered call options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. Neither Fund may write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.

     Each Fund receives a premium from writing a call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. Each Fund may engage in closing transactions in order to terminate outstanding options that it has written.

     Purchase of Options. Each Fund may purchase put options in connection with its hedging activities. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options, or on securities which it intends to purchase. A Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     Financial Futures Contracts and Options. Each Fund is authorized to purchase and sell certain financial futures contracts and options thereon solely for the purposes of hedging its investments in Michigan Municipal Bonds and Municipal Bonds against declines in value and hedging against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract or, in the case of index-based financial futures contracts, to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts.

     The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the financial futures contract fluctuates making the long and short positions in the financial futures contract more or less valuable.

     Each Fund may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price weighted measure of the market value of 40 large tax-exempt issues, and purchase and sell put and call options on such financial futures contracts for the purpose of hedging Michigan Municipal Bonds and Municipal Bonds that the Fund holds or anticipates purchasing against adverse changes in interest rates. Each Fund also may purchase and sell financial futures contracts on U.S. Government securities and purchase and sell put and call options on such financial futures contracts for such hedging purposes. With respect to U.S. Government securities, currently there are financial futures contracts based on long term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three month U.S. Treasury bills.

     Subject to policies adopted by its Board of Directors, each Fund also may engage in transactions in other financial futures contracts, such as financial futures contracts on other municipal bond indices that may become available, if FAM should determine that there is normally sufficient correlation between the prices of such financial futures contracts and the Michigan Municipal Bonds and Municipal Bonds in which the Fund invests to make such hedging appropriate.

     Over-the-Counter Options. Each Fund may engage in options and futures transactions on exchanges and in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC option transactions are two-party contracts with price and terms negotiated by the buyer and seller.

     Restrictions on OTC Options. Each Fund will engage in transactions in OTC options only with banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Certain OTC options and assets used to cover OTC options written by the Funds are considered to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that otherwise might be realized.

     Risk Factors in Financial Futures Contracts and Options Thereon. Use of futures transactions involves the risk of imperfect correlation in movements in the price of financial futures contracts and movements in the price of the security that is the subject of the hedge. If the price of the financial futures contract moves more or less than the price of the security that is the subject of the hedge, a Fund will experience a gain or loss that will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying financial futures contracts have different maturities, ratings, geographic compositions or other characteristics different from those of the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index that serves as a basis for a financial futures contract. Finally, in the case of financial futures contracts on U.S. Government securities and options on such financial futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and Michigan Municipal Bonds and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

     Under regulations of the Commodity Futures Trading Commission, the futures trading activities described herein will not result in a Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell financial futures contracts and options thereon (i) for bona fide hedging purposes, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) for non-hedging purposes, if, immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums entered into for non-hedging purposes do not exceed 5% of the market value of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     When a Fund purchases a financial futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the financial futures contract, thereby ensuring that the use of such financial futures contract is unleveraged.

     Although certain risks are involved in options and futures transactions, FAM believes that, because each Fund will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of a Fund will not subject the Fund to the risks associated with speculation in options and futures transactions.

     The volume of trading in the exchange markets with respect to Michigan Municipal Bond or Municipal Bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, there can be no assurance that viable exchange markets will continue to be available.

     Each Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to hedge effectively its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with which the Fund has an open position in an option or financial futures contract.

     The liquidity of a secondary market in a financial futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges that limit the amount of fluctuation in a financial futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past reached or exceeded the daily limit on a number of consecutive trading days.

     If it is not possible to close a financial futures position entered into by a Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

     The successful use of these transactions also depends on the ability of FAM to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a financial futures contract is held by a Fund or move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund will only engage in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.

Investment Restrictions

     The Funds have identical investment restrictions. The following are fundamental investment restrictions of each Fund and may not be changed without the approval of the holders of a majority of the outstanding shares of common stock and the outstanding shares of AMPS and any other preferred stock, voting together as a single class, and a majority of the outstanding shares of AMPS and any other preferred stock, voting separately as a class. These fundamental restrictions will also be the fundamental restrictions of the Combined Fund. (For this purpose and under the Investment Company Act, for the common stock and AMPS voting together as a single class, "majority" means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock.) For the AMPS voting separately as a single class, "majority" means more than 50% of the outstanding AMPS. Neither Fund may:

          1. Make investments for the purpose of exercising control or management.

          2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of the Fund's total assets would be invested in such securities.

          3. Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided, that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

          4. Issue senior securities other than preferred stock or borrow amounts in excess of 5% of its total assets taken at market value; provided, however, that the Fund is authorized to borrow moneys in excess of 5% of the value of its total assets for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock.

          5. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

          6. Make loans to other persons, except that the Fund may purchase Michigan Municipal Bonds, Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.

          7. Purchase any securities on margin, except that each Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by each Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

          8. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that each Fund may write, purchase and sell options and futures on Michigan Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

          9. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided, that for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

     For purposes of restriction (9), the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

     An additional investment restriction adopted by each Fund, which may be changed by the Board of Directors without stockholder approval, provides that neither Fund may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

     If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

     For so long as shares of its AMPS are rated by Moody's, neither Fund will change its additional investment restrictions (as discussed above) unless it receives written confirmation from Moody's that any such change would not impair the rating then assigned to the shares of AMPS by Moody's.

     FAM and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") are owned and controlled by ML & Co. Because of the affiliation of Merrill Lynch with FAM, each Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. The Funds recently received an exemptive order under which they may purchase investment grade Michigan Municipal Bonds and Municipal Bonds through group orders from an underwriting syndicate of which Merrill Lynch is a member subject to conditions set forth in such order (the "Group Order Exemptive Order"). A group order is an order for securities held in an underwriting syndicate for the account of all members of the syndicate, and in proportion to their respective participation in the syndicate. No transactions were executed by MuniYield Michigan or MuniHoldings Michigan pursuant to the Group Order Exemptive Order for the fiscal year ended October 31, 2001, respectively, the first fiscal year of each Fund in which the Group Order Exemptive Order was in effect. An exemptive order has been obtained that permits the Funds to effect principal transactions with Merrill Lynch in high quality, short term, tax-exempt securities subject to conditions set forth in such order. The Funds may consider in the future requesting an order permitting other principal transactions with Merrill Lynch, but no assurance can be given that such application will be made and, if made, that such order would be granted.

Rating Agency Guidelines.

     Each Fund intends that, so long as shares of its AMPS are outstanding, the composition of its portfolio will reflect guidelines established by Moody's and S&P in connection with its receipt of a rating for such shares on or prior to their date of original issue of at least Aaa from Moody's and AAA from S&P. Moody's and S&P, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating AMPS have been developed by Moody's and S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case by case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for Moody's and S&P to issue the above described ratings for shares of AMPS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the Investment Company Act.

     Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the shares of AMPS, at any time, may change or withdraw any such rating. As set forth in the Articles Supplementary of each Fund, the Board of Directors, without stockholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Directors has obtained written confirmation from Moody's and S&P that any such change would not impair the ratings then assigned by Moody's and S&P to the AMPS. See "The Reorganization -- Risk Factors and Special Considerations -- Ratings Considerations."

     For so long as any shares of a Fund's AMPS are rated by Moody's or S&P, as the case may be, a Fund's use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.

     Portfolio Composition

     There are differences in concentration among the types of securities held in the portfolio of each Fund. For MuniYield Michigan, as of October 31, 2001, approximately 66.68%, 29.12% and 4.20% of the market value of its portfolio was invested in revenue bonds, general obligation bonds, and cash equivalents, respectively. For MuniHoldings Michigan, as of October 31, 2001, approximately 64.20%, 33.78% and 2.02% of the market value of its portfolio was invested in revenue bonds, general obligation bonds, and cash equivalents, respectively.

     Although the investment portfolios of both Funds must satisfy the same standards of credit quality, the actual securities owned by each Fund are different. As a result, there are certain differences in the composition of the two investment portfolios. The tables below set forth ratings information for the Michigan Municipal Bonds and Municipal Bonds held by each Fund, as of a certain date.

     MuniYield Michigan

     As of January 31, 2002, approximately _____% of the market value of MuniYield Michigan's portfolio was invested in long term municipal obligations and approximately ____% of the market value of MuniYield Michigan's portfolio was invested in short term municipal obligations. The following table sets forth certain information with respect to the composition of MuniYield Michigan's long term municipal obligation investment portfolio as of January 31, 2002.

                                  Number           Value
S&P*              Moody's*       of Issues     (in thousands)         Percent
----              --------       ---------     --------------         -------
AAA                  Aaa                         $                        %
 A                   Aa
 A                    A
BBB                  Baa
                    Total                        $                     100%
                                                                       ====
---------
*    Ratings: Using the higher of S&P's or Moody's rating on the Fund's municipal obligations. S&P's rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings. See Exhibit IV -- "Ratings of Municipal Bonds and Commercial
     Paper."

     MuniHoldings Michigan

     As of January 31, 2002, approximately ____% of the market value of MuniHoldings Michigan's portfolio was invested in long term municipal obligations and approximately ____% of the market value of MuniHoldings Michigan's portfolio was invested in short term municipal obligations. The following table sets forth certain information with respect to the composition of MuniHoldings Michigan's long term municipal obligation investment portfolio as of January 31, 2002.

                                  Number           Value
S&P*              Moody's*       of Issues     (in thousands)         Percent
----              --------       ---------     --------------         -------
AAA                  Aaa                         $                         %
 AA                  Aa
 A                    A
                    Total                        $                      100%
                                                                        ====

---------
*    Ratings: Using the higher of S&P's or Moody's rating on the Fund's municipal obligations. S&P's rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings. See Exhibit IV -- "Ratings of Municipal Bonds and Commercial
     Paper."


Performance

     The table below details for each Fund the yield and tax equivalent yield for the 31 days ended October 31, 2001 and the average annual total return for the periods shown. The performance figures for MuniHoldings Michigan reflect the effects of the voluntary fee waivers and expense reimbursements currently in effect for that Fund and would be lower if such waivers and reimbursements were not included.

                                                                            Average Annual Total Return
                                         Tax Equivalent        -------------------------------------------------
                       Yield-31 days     Yield-31 days           One Year          Five Years         Since
                          ended              ended               ended               ended        Inception++ to
                        October 31,        October 31,         October 31,        October 31,       October 31,
                           2001               2001+               2001               2001               2001
                           ----               -----               ----               ----               ----

MuniHoldings
Michigan                   5.76%              7.94%              19.61%               N/A              13.49%
MuniYield
Michigan                   5.61%              7.74%              14.91%              6.52%              7.75%

---------
+        Assumes a 27.5% Federal income tax rate.
++       MuniHoldings Michigan commenced operations on September 17, 1999 and MuniYield Michigan commenced operations on February 28, 1992.



Portfolio Transactions

     The procedures for engaging in portfolio transactions are the same for each Fund. Subject to policies established by the Board of Directors of each Fund, FAM is primarily responsible for the execution of each Fund's portfolio transactions. In executing such transactions, FAM seeks to obtain the best results for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While FAM generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available.

     Neither Fund has any obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms that provide supplemental investment research to FAM, including Merrill Lynch, may receive orders for transactions by a Fund. Information so received will be in addition to, and not in lieu of, the services required to be performed by FAM under its investment advisory agreements with the Funds, and the expenses of FAM will not necessarily be reduced as a result of the receipt of such supplemental information.

     Each Fund invests in securities that are primarily traded in the over-the-counter markets, and each Fund normally deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, except as permitted by exemptive order, persons affiliated with a Fund are prohibited from dealing with that Fund as principals in the purchase and sale of securities. Since transactions in the over-the-counter markets usually involve transactions with dealers acting as principals for their own account, the Funds do not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except that, pursuant to an exemptive order obtained by FAM, a Fund may engage in principal transactions with Merrill Lynch in high quality, short term, tax-exempt securities. An affiliated person of a Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

     The Funds also may purchase tax-exempt debt instruments in individually negotiated transactions with the issuers. Because an active trading market may not exist for such securities, the prices that the Funds may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

     The Board of Directors of each Fund has considered the possibility of recapturing for the benefit of the Funds brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the investment advisory fees paid by the Fund to FAM. After considering all factors deemed relevant, the Directors of each Fund made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.

     Periodic auctions are conducted for the AMPS of each Fund by the Auction Agent for the Funds. The auctions require the participation of one or more broker-dealers, each of whom enters into an agreement with the Auction Agent. After each auction, the Auction Agent pays a service charge, from funds provided by the issuing

Fund, to each broker-dealer at the annual rate of .25%, calculated on the basis of the purchase price of shares of the relevant AMPS placed by such broker-dealer at such auction.

Portfolio Turnover

     Generally, neither Fund purchases securities for short term trading profits. However, either Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to FAM. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for stockholders. The portfolio turnover rate for each Fund for the fiscal periods indicated is set forth below:

                                                         Period September
                                      Year Ended        17, 1999+ to July
                                       July 31,                31,
                                  ------------------    -----------------
                                         2001                 2000
                                  ------------------    -----------------

MuniHoldings Michigan                   16.50%               67.64%


                                                 Year Ended
                                                October 31,
                                  ---------------------------------------
                                         2001                 2000
                                  ------------------    -----------------

MuniYield Michigan                      72.58%               75.11%


---------
+    Commencement of operations

Net Asset Value

     The net asset value per share of common stock of each Fund is determined as of the close of business of the NYSE (generally, 4:00 p.m., Eastern time) on the last business day in each week. For purposes of determining the net asset value of a share of common stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to FAM, are accrued daily.

     The Michigan Municipal Bonds and Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, each Fund uses the valuations of portfolio securities furnished by a pricing service approved by its Board of Directors. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Michigan Municipal Bonds and Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of each Fund under the general supervision of the Board of Directors of the Fund. The Board of Directors of each Fund has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors of each Fund.

     Each Fund determines and makes available for publication weekly the net asset value of its common stock. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal, and the Monday and Saturday editions of The New York Times.

Capital Stock

     Each Fund has outstanding both common stock and AMPS. MuniYield Michigan Common Stock is traded on the NYSE and MuniHoldings Michigan Common Stock is traded on the AMEX. The shares of MuniYield Michigan Common Stock commenced trading on the NYSE on February 28, 1992. As of October 31, 2001, the net asset value per share of MuniYield Michigan Common Stock was $14.97 and the market price per share was $13.85. The shares of MuniHoldings Michigan Common Stock commenced trading on the AMEX on September 17, 1999. As of October 31, 2001, the net asset value per share of MuniHoldings Michigan Common Stock was $17.20 and the market price per share was $16.25.

     Each Fund is authorized to issue 200,000,000 shares of capital stock, all of which shares initially were classified as common stock. The Board of Directors of each Fund is authorized to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. In connection with MuniYield Michigan's offering of shares of AMPS, MuniYield Michigan reclassified 2,200 shares of unissued capital stock as AMPS. In connection with MuniHoldings Michigan's offering of shares of AMPS, MuniHoldings Michigan reclassified 1,360 shares of its unissued capital stock as AMPS.

     Common Stock

     Holders of each Fund's common stock are entitled to share equally in dividends declared by the Fund's Board of Directors payable to holders of the common stock and in the net assets of the Fund available for distribution to holders of the common stock after payment of the preferential amounts payable to holders of any outstanding preferred stock. See "Voting Rights" and "Liquidation Rights of Holders of AMPS" below. Holders of a Fund's common stock do not have preemptive or conversion rights and shares of a Fund's common stock are not redeemable. The outstanding shares of common stock of each Fund are fully paid and nonassessable.

     So long as any shares of a Fund's AMPS or any other preferred stock are outstanding, holders of the Fund's common stock will not be entitled to receive any dividends or other distributions from the Fund unless all accumulated dividends on outstanding shares of the Fund's AMPS and any other preferred stock have been paid, and unless asset coverage (as defined in the Investment Company Act) with respect to such AMPS and any other preferred stock would be at least 200% after giving effect to such distributions.

     Preferred Stock

     The AMPS of each Fund have a similar structure. The AMPS of each Fund are shares of preferred stock of the Fund that entitle their holders to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor, at a rate per annum that may vary for the successive dividend periods. The AMPS of each Fund have a liquidation preference of $25,000 per share; neither Fund's AMPS are traded on any stock exchange or over-the-counter. Each Fund's AMPS can be purchased at an auction or through broker-dealers who maintain a secondary market in the AMPS.

     Auctions generally have been held and will be held every seven days for the AMPS of each Fund, unless the applicable Fund elects, subject to certain limitations, to declare a special dividend period. The following table provides information about the dividend rates for each series of AMPS of each Fund as of a recent auction.

                                                                Auction
      Auction Date                  Fund             Series     Schedule     Dividend Rate
      ------------                  ----             ------     --------     -------------
January 8, 2002           MuniHoldings Michigan         A         7 day         1.34%
January 7, 2002           MuniYield Michigan            A         7 day         1.38%


     Under the Investment Company Act, each Fund is permitted to have outstanding more than one series of preferred stock as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of a Fund's preferred stock do not have preemptive rights to purchase any shares of AMPS or any other preferred stock that might be issued. The net asset value per share of a Fund's AMPS equals its liquidation preference plus accumulated dividends per share.

     The redemption provisions pertaining to the AMPS of each Fund are substantially similar. It is anticipated that shares of AMPS of each Fund will generally be redeemable at the option of the Fund at a price equal to their liquidation preference of $25,000 plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption plus, under certain circumstances, a redemption premium. Shares of AMPS will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain the asset coverage for the AMPS specified by Moody's and S&P in connection with their issuance of ratings on the AMPS.

Certain Provisions of the Charter

     Each Fund's Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving holders of common stock of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office with or without cause by vote of the holders of at least 66 2/3% of the votes entitled to be voted on the matter. A Director elected by all of the holders of capital stock may be removed only by action of such holders, and a Director elected by the holders of AMPS and any other preferred stock may be removed only by action of the holders of AMPS and any other preferred stock.

     In addition, the Charter of each Fund requires the favorable vote of the holders of at least 66 2/3% of all of the Fund's shares of capital stock, then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:

     o a merger or consolidation or statutory share exchange of the Fund with any other corporation or entity,

     o a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), or

     o    a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of all of the votes entitled to be cast by stockholders of the Fund, voting as a single class, is required. Such approval, adoption or authorization of the foregoing also would require the favorable vote of at least a majority of the Fund's shares of preferred stock then entitled to be voted thereon, including the AMPS, voting as a separate class.

     In addition, conversion of a Fund to an open-end investment company would require an amendment to the Fund's Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the affirmative vote of the holders of at least 66 2/3% of the Fund's outstanding shares of capital stock (including the AMPS and any other preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by at least two-thirds of the total number of Directors fixed in accordance with the by-laws), and the affirmative vote of at least a majority of outstanding shares of preferred stock of a Fund (including the AMPS), voting as a separate class. Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption and the Common Stock no longer would be listed on a stock exchange. Conversion to an open-end investment company would also require redemption of all outstanding shares of preferred stock (including the AMPS) and would require changes in certain of the Fund's investment policies and restrictions, such as those relating to the issuance of senior securities, the borrowing of money and the purchase of illiquid securities.

     The Board of Directors of each Fund has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the Investment Company Act, are in the best interests of stockholders generally. Reference should be made to the Charter of each Fund on file with the Commission for the full text of these provisions.

Management of the Funds

     Directors and Officers. The Board of Directors of MuniHoldings Michigan currently consists of six individuals, five of whom are not "interested persons" of MuniHoldings Michigan as defined in the Investment Company Act. The Board of Directors of MuniYield Michigan currently consists of five individuals, four of whom are not "interested" persons. See "Item 2: Election of Directors of MuniYield Michigan." Terry K. Glenn serves as President and Director of each Fund. The Directors of each Fund are responsible for the overall supervision of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act and under applicable Maryland law. The Funds share some of the same officers. For further information regarding the Directors and officers of each Fund, see Exhibit I -- "Information Pertaining to MuniYield Michigan" and
Exhibit VI -- "Information Pertaining to MuniHoldings Michigan".

     Management and Advisory Arrangements. FAM, which is owned and controlled by ML & Co., serves as the investment adviser for each Fund pursuant to separate investment advisory agreements that, except for (i) termination dates and (ii) advisory fee rates, are substantially similar. FAM provides each Fund with the same investment advisory and management services. FAM and its affiliates, including MLIM, act as the investment adviser to more than 100 registered investment companies and offer services to individuals and institutional accounts. As of November 2001, FAM and its affiliates had a total of approximately $ billion in investment company and other portfolio assets under management (approximately $ billion of which were invested in municipal securities). FAM is a limited partnership, the partners of which are ML & Co. and Princeton Services, Inc. FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The principal business address of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

     Each Fund's investment advisory agreement with FAM (each, an "Investment Advisory Agreement") provides that, subject to the supervision of the Board of Directors of the Fund, FAM is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security for each Fund rests with FAM, subject to review by the Board of Directors of that Fund.

     FAM provides the portfolio management for each Fund. Such portfolio management considers analyses from various sources (including brokerage firms with which each Fund does business), makes the necessary investment decisions, and places orders for transactions accordingly. FAM also is responsible for the performance of certain administrative and management services for each Fund.

     For the services provided by FAM under MuniYield Michigan's Investment Advisory Agreement, MuniYield Michigan pays a monthly fee at an annual rate of 0.50% of its average weekly net assets (i.e., the average weekly value of the total assets of the Fund, including assets acquired from the sale of preferred stock, minus the sum of accrued liabilities of the Fund and accumulated dividends on its shares of preferred stock). For the services provided by FAM under MuniHoldings Michigan's Investment Advisory Agreement, MuniHoldings Michigan pays a monthly fee at an annual rate of 0.55% of its average weekly net assets (i.e., the average weekly value of the total assets of the Fund, including assets acquired from the sale of preferred stock, minus the sum of accrued liabilities of the Fund and accumulated dividends on its shares of preferred stock). For purposes of this calculation, average weekly net assets are determined at the end of each month on the basis of the average net assets of each Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week. Since the commencement of operations of MuniHoldings Michigan, FAM has waived a portion of its advisory fee and/or reimbursed certain other expenses. These fee waivers and expense reimbursements are voluntary and may be reduced or discontinued by FAM at any time without notice to holders of MuniHoldings Michigan Common Stock. After the Reorganization, the Combined Fund will pay FAM a monthly fee at the annual rate of 0.50% of its average weekly net assets as described above. For MuniHoldings Michigan stockholders, this represents a fee reduction.

     For the fiscal years ended October 31, 1999, 2000 and 2001, the fees paid by MuniYield Michigan to FAM pursuant to its Investment Advisory Agreement were $853,741, $806,270, and $848,748 respectively (such fees based on average weekly net assets of approximately $171.6 million, $161.2 million and $169.6 million, respectively). For the period September 17, 1999 (commencement of operations) to July 31, 2000 and the fiscal year ended July 31, 2001, the fees paid by MuniHoldings Michigan to FAM pursuant to the Investment Advisory Agreement were $393,129 and $504,003, respectively (such fees based on average daily net assets of approximately $82.0 million and $91.6 million, respectively). For the period September 17, 1999 (commencement of operations) to July 31, 2000 and the fiscal year ended July 31, 2001, FAM voluntarily waived $269,917 and $316,371, respectively, of the fees payable by MuniHoldings Michigan pursuant to its Investment Advisory Agreement.

     Each Fund's investment advisory agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of FAM or any of its affiliates. Each Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, listing fees, taxes, costs of printing proxies, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, fees and expenses with respect to the issuance of AMPS, Commission fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. FAM provides certain accounting services to each Fund, and each Fund reimburses FAM for its respective costs in connection with such services.

     Unless earlier terminated as described below, the investment advisory agreement between each Fund and FAM will continue from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund's common stock and AMPS, voting together as a single class, and (b) by a majority of the Directors of the Fund who are not parties to such contract or "interested persons," as defined in the Investment Company Act, of any such party. The contract is not assignable and it may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

     At separate meetings of the Board of Directors of MuniYield Michigan and MuniHoldings Michigan held on December 14, 2001 and November 7, 2001, respectively, the Boards approved the continuation of each Fund's Investment Advisory Agreement for an additional year. In connection with their deliberations, the Boards reviewed information derived from a number of sources and covering a range of issues. Each Board considered the services provided to its Fund by FAM under the Investment Advisory Agreement, as well as other services provided by FAM and its affiliates under other agreements, and the personnel who provide these services. In addition to investment advisory services, FAM and its affiliates provide administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary of the operation the Funds. The Boards also considered FAM's costs of providing services, and the direct and indirect benefits to FAM from its relationship with each Fund. The benefits considered by the Boards included not only FAM's compensation for investment advisory services under the Investment Advisory Agreement, but also compensation paid to the FAM or its affiliates for other, non-advisory, services provided to the Funds. In connection with its consideration of the Investment Advisory Agreement, the Boards also compared each Fund's advisory fee rate, expense ratios and historical performance to those of comparable funds. The Boards considered whether there should be changes in the advisory fee rate or structure in order to enable each Fund to participate in any economics of scale that FAM may experience as a result of growth in a Fund's assets.

     Securities held by a Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which FAM or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by FAM for a Fund or other funds for which it acts as investment adviser or for advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by FAM (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

     Accounting Services. Each Fund entered into a separate agreement with State Street, effective January 1, 2001, pursuant to which State Street provides certain accounting services to each Fund. Each Fund pays a fee for these services. Prior to January 1, 2001, FAM provided accounting services to each Fund and was reimbursed by each Fund in connection with such services. FAM continues to provide certain accounting services to each Fund and MuniYield Michigan and MuniHoldings Michigan reimburse FAM for these services.

     The table below shows the amounts paid by each Fund to State Street and to FAM for the periods indicated.

     MuniYield Michigan

                               Period                                    Paid to State Street         Paid to FAM
                               ------                                    --------------------         -----------
Fiscal year ended October 31, 1999................................                N/A                     $ 60,234
Fiscal year ended October 31, 2000................................                N/A                     $ 42,062
Fiscal year ended October 31, 2001................................             $63,731*                   $  8,427


     MuniHoldings Michigan

                               Period                                    Paid to State Street         Paid to FAM
                               ------                                    --------------------         -----------
For the period September 17, 1999** to July 31, 2000..............                N/A                     $ 59,260
Fiscal year ended July 31, 2001...................................             $28,153*                   $ 25,250

---------
*  Represents payments pursuant to the agreement with State Street commencing January 1, 2001.
** Commencement of operations.

Code of Ethics

     The Board of Directors of each Fund has approved the same Code of Ethics under Rule 17j-l of the Investment Company Act that covers the Funds and FAM. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by each Fund.

Voting Rights

     Voting rights are identical for the holders of shares of each Fund's common stock. Holders of each Fund's common stock are entitled to one vote for each share held by them and will vote with the holders of any outstanding shares of the Fund's AMPS or other preferred stock on each matter submitted to a vote of holders of common stock, except as set forth below.

     Voting rights of the holders of each Fund's AMPS are identical, except as indicated below. Except as otherwise indicated below, and except as otherwise required by applicable law, holders of shares of a Fund's AMPS will be entitled to one vote per share on each matter submitted to a vote of the Fund's stockholders and will vote together with the holders of shares of the Fund's common stock as a single class.

     The shares of each Fund's common stock, AMPS and any other preferred stock do not have cumulative voting rights, which means that the holders of more than 50% of the shares of a Fund's common stock, AMPS and any other preferred stock voting for the election of Directors can elect all of the Directors standing for election by such holders, and, in such event, the holders of the remaining shares of a Fund's common stock, AMPS and any other preferred stock will not be able to elect any of such Directors.

     In connection with the election of a Fund's Directors, holders of shares of a Fund's AMPS, voting separately as a class, shall be entitled at all times to elect two of the Fund's Directors, and the remaining Directors will be elected by holders of shares of the Fund's common stock and shares of the Fund's AMPS and any other preferred stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of a Fund's AMPS shall be unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any shares of a Fund's preferred stock are entitled, together with the holders of shares of the Fund's AMPS, to elect a majority of the Directors of the Fund under the Investment Company Act, then the number of Directors constituting the Board of Directors automatically shall be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of shares of AMPS and any other preferred stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number, and at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the holders of shares of the Fund's AMPS and any other preferred stock, voting separately as a class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding shares of AMPS and any other preferred stock for all past dividend periods, the additional voting rights of the holders of shares of AMPS and any other preferred stock as described above shall cease, and the terms of office of all of the additional Directors elected by the holders of shares of AMPS and any other preferred stock (but not of the Directors with respect to whose election the holders of shares of common stock were entitled to vote or the two Directors the holders of shares of AMPS and any other preferred stock have the right to elect in any event) will terminate automatically.

     The affirmative vote of the holders of a majority of the outstanding shares of a Fund's AMPS, voting as a separate class, will be required to (i) authorize, create or issue, or increase the authorized or issued amount of, any class or series of stock ranking prior to any series of preferred stock with respect to payment of dividends or the distribution of assets on liquidation, (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of preferred stock, (iii) approve any plan of reorganization adversely affecting such AMPS or (iv) take any action to change a Fund's investment policies requiring a vote of stockholders under Section 13(a) of the Investment Company Act. Additionally, holders of MuniYield Michigan Series A AMPS will be required to vote in order for MuniYield Michigan to issue any stock ranking on a parity with such series of AMPS.

Stockholder Inquiries

     Stockholder inquiries with respect to either Fund may be addressed to such Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Joint Proxy Statement and Prospectus.

Dividends and Distributions

     The Funds' current policies with respect to dividends and distributions relating to shares of their common stock are substantially similar. Each Fund intends to distribute dividends equal to all or a portion of its net investment income monthly to holders of a Fund's common stock. Monthly distributions to holders of a Fund's common stock normally consist of all or a portion of its net investment income remaining after the payment of dividends (and any Additional Distribution) on the Fund's AMPS. A Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of dividends to holders of common stock. As a result, the dividend paid by a Fund to holders of its common stock for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. For Federal tax purposes, the Fund is required to distribute substantially all of its net investment income for each year. All net realized long term or short term capital gains, if any, are distributed pro rata at least annually to holders of shares of a Fund's common stock and AMPS. While any shares of a Fund's AMPS are outstanding, the Fund may not declare any cash dividend or other distribution on the Fund's common stock, unless at the time of such declaration (1) all accumulated dividends on the Fund's AMPS, including any Additional Distribution, have been paid, and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the Fund's outstanding shares of AMPS. If a Fund's ability to make distributions on its common stock is limited, such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification under Federal income tax law for taxation as a regulated investment company, which would have adverse tax consequences for stockholders. See "Comparison of the Funds -- Tax Rules Applicable to the Funds and their Stockholders."

     Similarly, the Funds' current policies with respect to dividends and distributions on shares of their AMPS are identical. The holders of shares of a Fund's AMPS are entitled to receive, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares. Dividends on a Fund's shares of AMPS so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on the Fund's common stock, and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on the Fund's investments. Dividends for each Fund's AMPS are paid through The Depository Trust Company ("DTC") (or a successor securities depository) on each dividend payment date. DTC's normal procedures now provide for it to distribute dividends in same-day funds to agent members, who in turn are expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. Prior to each dividend payment date, the relevant Fund is required to deposit with the Auction Agent sufficient funds for the payment of such declared dividends. Neither

Fund intends to establish any reserves for the payment of dividends, and no interest will be payable in respect of any dividend payment or payment on the shares of a Fund's AMPS which may be in arrears.

     Dividends paid by each Fund, to the extent paid from tax-exempt income earned on Michigan Municipal Bonds, are exempt from Federal and Michigan income taxes, subject to the possible application of the Federal alternative minimum tax. However, each Fund is required to allocate net capital gains and other income subject to regular Federal and Michigan income taxes, if any, proportionately between shares of its common stock and shares of its AMPS in accordance with the current position of the IRS described herein. See "Tax Rules Applicable to the Funds and their Stockholders" below. Each Fund notifies the Auction Agent of the amount of any net capital gains or other taxable income to be included in any dividend on shares of AMPS prior to the auction establishing the applicable rate for such dividend. The Auction Agent in turn notifies each broker-dealer whenever it receives any such notice from a Fund, and each broker-dealer then notifies its customers who are holders of the Fund's AMPS. Each Fund also may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of taxable income allocable to shares of a Fund's AMPS will depend upon the amount of such income realized by the Fund and other factors, but generally is not expected to be significant.

     For information concerning the manner in which dividends and distributions to holders of each Fund's common stock may be reinvested automatically in shares of the Fund's common stock, see "Automatic Dividend Reinvestment Plan" below. Dividends and distributions will be subject to the tax treatment discussed below, whether they are reinvested in shares of a Fund or received in cash.

     If either Fund retroactively allocates any net capital gains or other income subject to regular Federal and Michigan income taxes to shares of its AMPS without having given advance notice thereof as described above, which only may happen when such allocation is made as a result of the redemption of all or a portion of the outstanding shares of its AMPS or the liquidation of the Fund, such Fund will make certain payments to holders of shares of its AMPS to which such allocation was made to offset substantially the tax effect thereof. In no other instances will the Fund be required to make payments to holders of shares of its AMPS to offset the tax effect of any reallocation of net capital gains or other taxable income.

Automatic Dividend Reinvestment Plan

     Pursuant to each Fund's Automatic Dividend Reinvestment Plan (each, a "Plan"), unless a holder of a Fund's common stock elects otherwise, all dividend and capital gains distributions are automatically reinvested by either State Street, as agent for MuniHoldings Michigan stockholders, or BONY, as agent for MuniYield Michigan stockholders, (as applicable, the "Plan Agent"), in additional shares of a Fund's common stock. BONY will continue to be the Plan Agent for the Combined Fund after the Reorganization. Holders of a Fund's common stock who elect not to participate in the Plan receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by State Street or BONY, as dividend paying agent. Such stockholders may elect not to participate in a Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to BONY, as dividend paying agent, at the address set forth below. Participation in each Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or capital gains distribution.

     Whenever a Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in a Plan receive cash, and participants in the Plan receive the equivalent in shares of the Fund's common stock. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of the Fund's common stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of the Fund's common stock in the open market ("open-market purchases"), on the NYSE or elsewhere. If on the payment date for the dividend the net asset value per share of the Fund's common stock is equal to or less than the market price per share of the Fund's common stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent invests the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of the Fund's common stock to be credited to the participant's account is determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then-current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent invests the dividend amount in shares acquired on behalf of the participant in open-market purchases.

     In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. Each Fund intends to pay monthly income dividends. Therefore, the period during which open-market purchases can be made exists only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically is approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of a Fund's common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, each Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent ceases making open-market purchases and invests the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

     The Plan Agent maintains all stockholders' accounts in a Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy includes those shares purchased or received pursuant to a Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to a Plan in accordance with the instructions of the participants.

     In the case of stockholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer a Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder's name and held for the account of beneficial owners who are to participate in that Plan.

     There are no brokerage charges with respect to shares issued directly by either Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

     The automatic reinvestment of dividends and distributions does not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Comparison of the Funds -- Tax Rules Applicable to the Funds and their Stockholders."

     Stockholders participating in a Plan may receive benefits not available to stockholders not participating in a Plan. If the market price (plus commissions) of a Fund's shares of common stock is higher than the net asset value of such shares, participants in a Plan receive shares of the Fund's common stock at less than they otherwise could purchase them and have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is lower than the net asset value of such shares, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions of shares at prices below the net asset value. Also, since the Funds normally do not redeem their shares, the price on resale may be more or less than the net asset value. See "Comparison of the Funds -- Tax Rules Applicable to the Funds and their Stockholders" for a discussion of certain tax consequences of each fund's Plan.

     Each Fund reserves the right to amend or terminate its Plan. There is no direct service charge to participants in a Plan; however, each Fund reserves the right to amend its Plan to include a service charge payable by the participants.

     After the Reorganization, a holder of shares of MuniHoldings Michigan who has elected to receive dividends in cash will continue to receive dividends in cash; all other holders will have their dividends automatically reinvested in shares of the Combined Fund. However, if a stockholder owns shares in MuniHoldings Michigan and in MuniYield Michigan, after the Reorganization, the stockholder's election with respect to the dividends of MuniYield Michigan will control unless the stockholder specifically elects a different option at that time. Following the Reorganization, all correspondence should be directed to the Plan Agent of MuniYield Michigan, The Bank of New York, at Five Penn Plaza, 13th Floor, New York, New York 10001.

Mutual Fund Investment Option

     A holder of common stock of either Fund, who purchased his or her shares through Merrill Lynch in either Fund's initial public offering, has the right to reinvest the net proceeds from a sale of such shares in Class A shares of certain Merrill Lynch-sponsored open-end funds without the imposition of an initial sales charge, if certain conditions are satisfied. A holder of MuniHoldings Michigan Common Stock who qualifies for this option will have the same option with respect to the shares of MuniYield Michigan Common Stock received in the Reorganization.

Liquidation Rights of Holders of AMPS

     Upon any liquidation, dissolution or winding up of either Fund, whether voluntary or involuntary, the holders of shares of the Fund's AMPS will be entitled to receive, out of the assets of the Fund available for distribution to stockholders, before any distribution or payment is made upon any shares of the Fund's common stock or any other capital stock of the Fund ranking junior in right of payment upon liquidation to AMPS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of AMPS will be entitled to no other payments except for any additional dividends. If such assets of the Fund shall be insufficient to make the full liquidation payment on the AMPS and liquidation payments on any other outstanding class or series of preferred stock of the Fund ranking on a parity with the AMPS as to payment upon liquidation, then such assets will be distributed among the holders of shares of AMPS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of shares of a Fund's AMPS will not be entitled to any further participation in any distribution of assets by the Fund except for any additional dividends. A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund for this purpose.

Tax Rules Applicable to the Funds and their Stockholders

     The tax consequences of investing in shares of common stock or AMPS of each Fund are identical. The Funds have elected and qualified since inception for the special tax treatment afforded RICs under the Code. MuniYield Michigan intends to continue to so qualify after the Reorganization. As a result, in any taxable year in which they distribute an amount equal to at least 90% of taxable net income and 90% of tax-exempt net income (see below), the Funds (but not their stockholders) are not subject to Federal income tax to the extent that they distribute their net investment income and net realized capital gains. In all taxable years through the taxable year of the Reorganization, each Fund has distributed substantially all of its income. MuniYield Michigan intends to continue to distribute substantially all of its income following the Reorganization.

     Each Fund is qualified to pay "exempt-interest dividends" as defined in
Section 852(b)(5) of the Code. Under such section, if, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund is qualified to pay exempt-interest dividends to its stockholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and designated by a Fund as exempt-interest dividends in a written notice mailed to stockholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to a Fund's stockholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they are excludable from a stockholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to Federal income taxes. A tax adviser should be consulted with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a stockholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds from an issue of "industrial development bonds" or "private activity bonds," if any, held by a Fund.

     So long as, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's total assets consists of Michigan Municipal Bonds, the portion of exempt-interest dividends paid from interest received from Michigan Municipal Bonds also will be exempt from Michigan personal income tax. However, exempt-interest dividends paid to a corporate shareholder subject to Michigan state franchise tax will not be exempt from Michigan taxation. Shareholders subject to income taxation by states other than Michigan will realize a lower after-tax rate of return than Michigan shareholders since the dividends distributed generally will not be exempt, to any significant degree, from income taxation by such other states. Each Fund will inform shareholders annually as to the portion of its distributions that constitutes exempt-interest dividends and the portion that is exempt from Michigan income taxes. Interest on indebtedness incurred or continued to purchase or carry a Fund's shares is not deductible for Federal or Michigan income tax purposes to the extent attributable to exempt-interest dividends.

     The IRS, in a revenue ruling, held that certain AMPS would be treated as stock for Federal income tax purposes. The terms of the currently outstanding AMPS of each Fund, as well as the Series B AMPS to be issued by MuniYield Michigan, are substantially similar, but not identical, to the AMPS discussed in the revenue ruling. In the opinion of Sidley Austin Brown & Wood LLP, counsel to each Fund, the shares of each Fund's currently outstanding AMPS, as well as the Series B AMPS to be issued by MuniYield Michigan, constitute stock, and distributions with respect to shares of such AMPS (other than distributions in redemption of shares of AMPS subject to Section 302(b) of the
Code) will constitute dividends to the extent of current and accumulated earnings and profits as calculated for Federal income tax purposes. Nevertheless, the IRS could take a contrary position, asserting, for example, that the shares of AMPS constitute debt. If this position were upheld, the discussion of the treatment of distributions below would not apply to holders of shares of AMPS. Instead, distributions by each Fund to holders of shares of its AMPS would constitute interest, whether or not they exceed the earnings and profits of the Fund, would be included in full in the income of the recipient and taxed as ordinary income. Counsel believes that such a position, if asserted by the IRS, would be unlikely to prevail.

     To the extent that a Fund's distributions are derived from interest on its taxable investments or from an excess of net short term capital gains over net long term capital losses ("ordinary income dividends"), such distributions are considered taxable ordinary income for Federal and Michigan income tax purposes. Distributions, if any, from an excess of net long term capital gains over net short term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long term capital gains for Federal income tax purposes, regardless of the length of time the stockholder has owned Fund shares and for Michigan income tax purposes, are treated as capital gains which are taxed at ordinary income tax rates. Certain categories of capital gain are taxable at different rates for Federal income tax purposes. Generally not later than 60 days after the close of its taxable year, each Fund provides its stockholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by a Fund, whether from exempt-interest income, ordinary income or capital gains, are not eligible for the dividends received deduction for corporations under the Code.

     A loss realized on a sale or exchange of shares of a Fund is disallowed if other Fund shares are acquired (whether under a fund's Plan or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     All or a portion of a Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by stockholders. Any loss upon the sale or exchange of Fund shares held for six months or less is treated as long term capital loss to the extent of capital gain dividends received by the stockholder. In addition, such loss is disallowed to the extent of any exempt-interest dividends received by the stockholder. Distributions in excess of a Fund's earnings and profits first will reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). If a Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend is treated for tax purposes as paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.

     The IRS has taken the position in a revenue ruling that if a RIC has two or more classes of shares it may designate distributions made to each class in any year as consisting of no more than such class' proportionate share of particular types of income, including exempt-interest dividends and capital gain dividends. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, when common stock and one or more series of AMPS are outstanding, each Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with each class's proportionate share of such income. After the Reorganization,

MuniYield Michigan will, likewise, so designate distributions with respect to its common stock and its AMPS, Series A and Series B. Each Fund may notify the Auction Agent of the amount of any net capital gains and other taxable income to be included in any dividend on shares of its AMPS prior to the auction establishing the applicable rate for such dividend. Except for the portion of any dividend that a Fund informs the Auction Agent will be treated as capital gains or other taxable income, the dividends paid on the shares of AMPS constitute exempt-interest dividends. Alternatively, each Fund may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of net capital gains and ordinary income allocable to shares of a Fund's AMPS (the "taxable distribution") depends upon the amount of such gains and income realized by the Fund and the total dividends paid by the Fund on shares of its common stock and shares of its AMPS during a taxable year, but the taxable distribution generally is not significant.

     In the opinion of Sidley Austin Brown & Wood LLP, counsel to each Fund, under current law the manner in which each Fund allocates, and MuniYield Michigan will allocate, items of tax-exempt income, net capital gains, and other taxable income, if any, among shares of common stock and outstanding AMPS (including, for MuniYield Michigan, its Series B AMPS) will be respected for Federal income tax purposes. However, the tax treatment of additional dividends may affect a Fund's calculation of each class' allocable share of capital gains and other taxable income. In addition, there is currently no direct guidance from the IRS or other sources specifically addressing whether a Fund's method for allocating tax-exempt income, net capital gains and other taxable income among shares of common stock and the outstanding series of AMPS will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel's opinion and attempt to reallocate a Fund's net capital gains or other taxable income. In the event of a reallocation, some of the dividends identified by a Fund as exempt-interest dividends to holders of shares of its AMPS could be recharacterized as additional capital gains or other taxable income. In the event of such recharacterization, a Fund is not required to make payments to the affected stockholders to offset the tax effect of such reallocation. In addition, a reallocation could cause a Fund to be liable for income tax and excise tax on all reallocated taxable income. Sidley Austin Brown & Wood LLP has advised each Fund that, in its opinion, if the IRS were to challenge in court a Fund's allocations of income and gain, the IRS would be unlikely to prevail. The opinion of Sidley Austin Brown & Wood LLP, however, represents only its best legal judgment and is not binding on the IRS or the courts.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent it does not distribute during each calendar year 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally does not apply to the tax-exempt income of RICs, such as the Funds, that pay exempt-interest dividends.

     The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The alternative minimum tax applies to interest received on "private activity bonds" issued after August 7, 1986. "Private activity bonds" are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" which could subject investors in such bonds, including stockholders of the Funds, to an increased Federal alternative minimum tax. Each Fund purchases such "private activity bonds" and reports to stockholders within 60 days after calendar year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings" which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by a Fund is included in adjusted current earnings, a corporate stockholder may be required to pay a Federal alternative minimum tax on exempt-interest dividends paid by such Fund.

     The Funds may invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments ("nontraditional instruments"). These instruments may be subject to special tax rules under which a Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such nontraditional instruments could be recharacterized as taxable ordinary income.

     If at any time when shares of AMPS are outstanding a Fund does not meet the asset coverage requirements of the Investment Company Act, the Fund will be required to suspend distributions to holders of common stock until the asset coverage is restored. See "Dividends and Distributions." This may prevent such Fund from distributing at least 90% of its net investment income and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. If a Fund were to fail to qualify as a RIC, some or all of the distributions paid by the Fund would be fully taxable to stockholders for Federal and Michigan income tax purposes. Upon any failure to meet the asset coverage requirements of the Investment Company Act, a Fund, in its sole discretion, may redeem shares of AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. No assurance can be given, however, that any such action would achieve such objectives.

     As noted above, a Fund must distribute annually at least 90% of its net taxable and tax-exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred stock that each Fund has issued and that the Combined Fund may issue may raise a question as to whether distributions on such preferred stock are "preferential" under the Code and, therefore, not eligible for the dividends paid deduction. Counsel has advised the Funds that the outstanding preferred stock and the preferred stock to be issued by MuniYield Michigan will not result in the payment of a preferential dividend. If a Fund ultimately relies solely on a legal opinion when it issues such preferred stock, no assurance can be given that the IRS would agree that dividends on the preferred stock are not preferential. If the IRS successfully disallowed the dividends paid deduction for dividends the Funds paid on the preferred stock, the Funds could be disqualified as RICs. In this case, dividends paid by the Funds on the common stock and the AMPS would not be exempt from Federal income tax. Additionally, the Funds would be subject to a Federal alternative minimum tax.

     Under certain circumstances when a Fund is required to allocate taxable income to the AMPS, it will pay Additional Distributions to holders of shares of AMPS. The Federal income tax consequences of Additional Distributions under existing law are uncertain. The Funds treat and MuniYield Michigan intends to continue to treat a holder as receiving a dividend distribution in the amount of any Additional Distribution only as and when such Additional Distribution is paid. An Additional Distribution generally is designated by a Fund as an exempt-interest dividend except as otherwise required by applicable law. However, the IRS may assert that all or part of an Additional Distribution is a taxable dividend either in the taxable year for which the allocation of taxable income is made or in the taxable year in which the Additional Distribution is paid.

     The value of shares acquired pursuant to a Fund's Plan is generally excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when a Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all of the stockholders, including stockholders who do not participate in the Fund's Plan. Thus, stockholders who do not participate in a fund's Plan, as well as Plan participants, might be required to report as ordinary income a portion of their distributions equal to the allocable share of the discount.

     Under certain provisions of the Code, some stockholders may be subject to a withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, stockholders subject to backup withholding will be those for whom no taxpayer identification number is on file with a Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such stockholder is not otherwise subject to backup withholding.

     Ordinary income dividends paid to stockholders who are nonresident aliens or foreign entities are subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     The Code provides that every stockholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Funds) during the taxable year.

     Tax Treatment of Options and Futures Transactions. Each Fund may write, purchase or sell municipal bond index financial futures contracts and interest rate financial futures contracts on U.S. Government securities. Each Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to a Fund or an exception applies, such options and financial futures contracts that are "Section

1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long term and 40% short term capital gain or loss. Application of these rules to Section 1256 contracts held by a Fund may alter the timing and character of distributions to stockholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by a Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

     Code Section 1092, which applies to certain "straddles," may affect the taxation of a Fund's sales of securities and transactions in financial futures contracts and related options. Under Section 1092, a Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations and Michigan income tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder and the Michigan income and corporate franchise tax laws. The Code and the Treasury regulations, as well as the Michigan income and corporation franchise tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Stockholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local tax consequences of an investment in a Fund.

                     AGREEMENT AND PLAN OF REORGANIZATION

General

     Under the Agreement and Plan (attached hereto as Exhibit II), MuniYield Michigan will acquire substantially all of the assets, and will assume substantially all of the liabilities, of MuniHoldings Michigan, in exchange solely for shares of MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS. The shares of MuniYield Michigan Common Stock issued to MuniHoldings Michigan will have an aggregate net asset value equal to the aggregate net asset value of the outstanding shares of MuniHoldings Michigan Common Stock (except that cash will be paid in lieu of any fractional shares) at the close of business on the business day immediately prior to the date on which the Reorganization occurs. The shares of MuniYield Michigan Series B AMPS issued to MuniHoldings Michigan will have a liquidation preference and value equal to the liquidation preference and value of the MuniHoldings Michigan AMPS. Upon receipt by MuniHoldings Michigan of such shares, MuniHoldings Michigan will (i) distribute pro rata the shares of MuniYield Michigan Common Stock to the holders of MuniHoldings Michigan Common Stock in exchange for their shares of MuniHoldings Michigan Common Stock and (ii) distribute pro rata the shares of MuniYield Michigan Series B AMPS to the holders of MuniHoldings Michigan AMPS in exchange for their shares of MuniHoldings Michigan AMPS. Prior to the transfer of substantially all of the assets and substantially all of the liabilities of MuniHoldings Michigan to MuniYield Michigan, MuniYield Michigan will (i) file Articles Supplementary establishing the powers, rights and preferences of the MuniYield Michigan Series B AMPS with the State Department of Assessments and Taxation of Maryland (the "Maryland Department"); (ii) amend its investment policies so that under normal circumstances, at least 80% of its net assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due; and (iii) change its name to MuniYield Michigan Insured Fund II, Inc. As soon as practicable after the effective date of the Reorganization (the "Closing Date"), MuniHoldings Michigan will file Articles of Dissolution with the Maryland Department to effect the formal dissolution of such Fund, and will dissolve.

     As set forth above, MuniHoldings Michigan will distribute pro rata the shares of (i) MuniYield Michigan Common Stock to the holders of record of MuniHoldings Michigan Common Stock and (ii) MuniYield Michigan Series B AMPS received by it to the holders of record of MuniHoldings Michigan AMPS in exchange for such stockholders' shares in MuniHoldings Michigan.

     Accordingly, as a result of the Reorganization, each holder of MuniHoldings Michigan Common Stock will own shares of MuniYield Michigan Common Stock that (except for cash payments received in lieu of fractional shares) would have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that stockholder's MuniHoldings Michigan Common Stock immediately prior to the Closing Date. Since the MuniYield Michigan Common Stock would be issued at net asset value and the shares of MuniHoldings

Michigan Common Stock would be valued at net asset value for the purposes of the exchange, the holders of common stock of each Fund will not be diluted as a result of the Reorganization. Similarly, since the MuniYield Michigan Series B AMPS would be issued at a liquidation preference and value per share equal to the liquidation preference and value per share of the AMPS of MuniHoldings Michigan, holders of AMPS of each Fund will not be diluted as result of the Reorganization. However, as a result of the Reorganization, a stockholder of either Fund likely will hold a reduced percentage of ownership in the Combined Fund after the Reorganization than he or she did in either of the constituent Funds.

Procedure

     At a meeting of the Board of Directors of each Fund, the Boards, including the Directors who are not "interested persons," as defined in the Investment Company Act, of the applicable Fund, approved the Agreement and Plan by the affirmative vote of more than two-thirds of the total number of Directors. The Board of MuniYield Michigan approved the submission of the Agreement and Plan to the holders of MuniYield Michigan Common Stock and MuniYield Michigan Series A AMPS for approval as described herein. The Board of MuniHoldings Michigan approved the submission of the Agreement and Plan to the holders of MuniHoldings Michigan Common Stock and MuniHoldings Michigan AMPS for approval as described herein.

     The Board of Directors of MuniYield Michigan also approved (i) the filing of Articles Supplementary establishing the powers, rights and preferences of the MuniYield Michigan Series B AMPS in order that such AMPS may be distributed to holders of MuniHoldings Michigan AMPS as part of the Reorganization; (ii) the issuance of additional shares of MuniYield Michigan Common Stock and of shares of MuniYield Michigan Series B AMPS; (iii) the amendment of its investment policies, so that under normal circumstances, at least 80% of its net assets will be invested in Municipal Bonds; and (iv) the change in the Fund's name to MuniYield Michigan Insured Fund II, Inc.

     As a result of such Board approvals, the Funds have jointly filed this Joint Proxy Statement and Prospectus with the Commission soliciting the vote of the holders of MuniHoldings Michigan Common Stock and MuniHoldings Michigan AMPS and MuniYield Michigan Common Stock and MuniYield Michigan Series A AMPS to approve the Reorganization. If stockholders of MuniHoldings Michigan and MuniYield Michigan approve the Reorganization, the Reorganization will take place as soon as practicable after such approval, provided that the Funds have obtained prior to that time an opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan.

     The Board of Directors of MuniYield Michigan recommends that the holders of MuniYield Michigan Common Stock and MuniYield Michigan Series A AMPS approve the Agreement and Plan. The Board of Directors of MuniHoldings Michigan recommends that the holders of MuniHoldings Michigan Common Stock and MuniHoldings Michigan AMPS approve the Agreement and Plan.

Terms of the Agreement and Plan of Reorganization

     The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, attached hereto as Exhibit II.

     Valuation of Assets and Liabilities. The respective assets of each Fund will be valued the same way for both Funds: the net asset value per share of the common stock of each Fund will be determined as of the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the business day prior to the Closing Date (the "Valuation Time"). For the purpose of determining the net asset value of a share of common stock of each Fund, the value of the securities held by the issuing Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of the issuing Fund is divided by the total number of shares of common stock of the issuing Fund outstanding at such time. Daily expenses, including the fees payable to FAM, will accrue at the Valuation Time.

     The Michigan Municipal Bonds and Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value at the Valuation Time, each Fund will use the valuations of portfolio securities furnished by a pricing service approved by the Boards of Directors of each Fund. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Michigan Municipal Bonds and Municipal Bonds for which quotations are not readily available will be valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The Boards of Directors of the Funds have determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in financial futures contracts will be valued at the Valuation Time at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, will be valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors.

     Distribution of MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS. On the Closing Date, MuniYield Michigan will issue to MuniHoldings Michigan a number of shares of MuniYield Michigan Common Stock the aggregate net asset value of which will equal the aggregate net asset value of shares of common stock of MuniHoldings Michigan at the Valuation Time. Each holder of MuniHoldings Michigan Common Stock will receive the number of shares of MuniYield Michigan Common Stock corresponding to his or her proportionate interest in the aggregate net asset value of the MuniHoldings Michigan Common Stock. On the Closing Date, MuniYield Michigan also will issue to MuniHoldings Michigan a number of shares of MuniYield Michigan Series B AMPS, the liquidation preference and value of which will equal the liquidation preference and value of MuniHoldings Michigan Series A AMPS at the Valuation Time. Each holder of MuniHoldings Michigan AMPS will receive the number of shares of MuniYield Michigan Series B AMPS corresponding to his or her proportionate interest in the liquidation preference and value of the MuniHoldings Michigan AMPS.

     The distribution of shares described in the preceding paragraph will be accomplished by opening new accounts on the books of MuniYield Michigan in the names of the holders of MuniHoldings Michigan Common Stock and of MuniHoldings Michigan AMPS and transferring to those stockholder accounts the MuniYield Michigan Common Stock or MuniYield Michigan Series B AMPS representing such stockholders' interests in MuniHoldings Michigan. Each newly-opened account on the books of MuniYield Michigan for the previous holders of MuniHoldings Michigan Common Stock would represent the respective pro rata number of shares of MuniYield Michigan Common Stock (rounded down, in the case of fractional shares, to the next largest number of whole shares) due such holder of common stock. No fractional shares of MuniYield Michigan Common Stock will be issued. In lieu thereof, MuniYield Michigan's transfer agent, BONY, will aggregate all fractional shares of MuniYield Michigan Common Stock and sell the resulting whole shares on the NYSE for the account of all holders of fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the common stock certificates of MuniHoldings Michigan. Similarly, each newly-opened account on the books of MuniYield Michigan for the previous holders of AMPS of MuniHoldings Michigan would represent the respective pro rata number of shares of MuniYield Michigan Series B AMPS due such holder of AMPS. See "Surrender and Exchange of Stock Certificates" below for a description of the procedures to be followed by the stockholders of MuniHoldings Michigan to obtain their shares of MuniYield Michigan Common Stock (and cash in lieu of fractional shares, if any). Because AMPS are held in "street name" by The Depository Trust Company, all transfers are accomplished by book entry.

     No sales charge or fee of any kind will be charged to stockholders of MuniHoldings Michigan in connection with their receipt of MuniYield Michigan Common Stock or MuniYield Michigan Series B AMPS in the Reorganization. The MuniHoldings Michigan AMPS are auctioned on Wednesday. The MuniYield Michigan Series A AMPS are auctioned on Tuesday. After the Reorganization, the MuniYield Michigan Series B AMPS will be auctioned on Wednesday. The auction procedures for all of the AMPS are identical. As a result of the Reorganization, the last dividend period for the MuniHoldings Michigan AMPS prior to the Closing Date may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

     Expenses. The expenses of the Reorganization that are directly attributable to MuniHoldings Michigan will be deducted from the assets of MuniHoldings Michigan as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be used in connection with the special meeting of the stockholders of MuniHoldings Michigan to consider the Reorganization, the expenses related to the solicitation of proxies to be voted at that meeting and a portion of the expenses incurred in printing the N-14 Registration Statement. The expenses of the Reorganization that are directly attributable to MuniYield Michigan will be borne by FAM. The expenses attributable to MuniYield Michigan include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the annual meeting of the stockholders of MuniYield Michigan to consider the Reorganization, the expenses related to the solicitation of proxies to be voted at that meeting and a portion of the expenses incurred in printing the N-14 Registration Statement. Certain other expenses of the Reorganization, including expenses in connection with obtaining an opinion of counsel as to certain tax matters, the preparation of the Agreement and Plan, Commission fees, stock exchange fees, rating agency fees, transfer agent fees, legal fees and audit fees, will be borne equally by MuniHoldings Michigan and FAM, which has agreed to bear the expenses of the Reorganization attributable to MuniYield Michigan. The expenses of the Reorganization attributable to MuniHoldings Michigan are currently estimated to be $168,700. The expenses of the Reorganization attributable to MuniYield Michigan are currently estimated to be $207,800.

     Required Approvals. Under the Articles of Incorporation of each Fund (as amended to date and including Articles Supplementary establishing the powers, rights and preferences of the AMPS of each Fund), relevant Maryland law and the rules of the NYSE and AMEX, stockholder approval of the Agreement and Plan requires the affirmative vote of (i) the holders of a majority of the outstanding shares of MuniHoldings Michigan Common Stock and MuniHoldings Michigan AMPS, voting together as a single class, (ii) a majority of the outstanding shares of MuniHoldings Michigan AMPS, voting separately as a class, (iii) a majority of the votes cast by the holders of shares of MuniYield Michigan Common Stock and MuniYield Michigan Series A AMPS, voting together as a single class, provided that the total number of votes cast represents a majority of the shares of MuniYield Michigan Common Stock and MuniYield Michigan Series A AMPS issued, outstanding and entitled to vote thereon, and (iv) the holders of a majority of the outstanding shares of MuniYield Michigan Series A AMPS, voting separately as a class. Because of the requirement that the Agreement and Plan be approved by the stockholders of both Funds as set forth above, the Reorganization will not take place if the applicable stockholders of either Fund do not approve the Agreement and Plan.

     Deregistration and Dissolution. Following the transfer of substantially all of the assets and substantially all of the liabilities of MuniHoldings Michigan to MuniYield Michigan and the distribution of shares of MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS to stockholders of MuniHoldings Michigan, in accordance with the foregoing, MuniHoldings Michigan will terminate its registration under the Investment Company Act and its incorporation under Maryland law and will withdraw its authority to do business in any state where it is required to do so.

     Amendments and Conditions. The Agreement and Plan may be amended at any time prior to the Closing Date with respect to any of the terms therein. The obligations of each Fund pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Commission, approval by the stockholders of each Fund as described herein, an opinion of counsel being received with respect to certain tax matters, an opinion of counsel as to securities matters being received and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

     Postponement, Termination. Under the Agreement and Plan, the Board of Directors of either Fund may cause the Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the stockholders of its respective Fund to do so. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of either
Fund) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of Directors of both Funds and (ii) by the Board of Directors of either Fund if any condition to that Fund's obligations set forth in the Agreement and Plan has not been fulfilled or waived by such Board.

Potential Benefits to Holders of Common Stock of the Funds as a Result of the Reorganization

     In approving the Reorganization, the Board of Directors of MuniHoldings Michigan identified certain potential benefits for MuniHoldings Michigan common stockholders that are likely to result from the Reorganization, including lower aggregate operating expenses and advisory fees per share for holders of common stock of the Combined Fund, greater efficiency and flexibility in portfolio management and a more liquid trading market for the common stock of the Combined Fund. Following the Reorganization, MuniHoldings Michigan stockholders will remain invested in a closed-end fund that has investment objectives and policies substantially similar to those of MuniHoldings Michigan.

     Although the pro forma total operating expense ratio of the Combined Fund is expected to be only slightly lower than MuniYield Michigan's current operating expense ratio, MuniYield Michigan stockholders will not be adversely affected by the Reorganization since FAM has agreed to bear all Reorganization expenses attributable to MuniYield Michigan and the Fund may otherwise benefit from an increase in the Combined Fund's level of net assets. MuniYield Michigan common stockholders should also benefit from the change to the Fund's investment policies providing that the Fund will invest at least 80% of its net assets in insured Municipal Bonds.

     The Board of Directors of each Fund also considered the possible risks and costs of combining the Funds, and examined the relative credit strength, maturity characteristics, mix of type and purpose, and yield of the Funds' portfolios of Michigan Municipal Bonds and Municipal Bonds and the costs involved in a transaction such as the Reorganization. The Boards noted the many similarities between the Funds, including their substantially similar investment objectives and investment policies, their use of substantially the same management personnel and their similar portfolios of Michigan Municipal Bonds and Municipal Bonds. The Boards also considered the relative tax positions of each of the Fund's portfolios.

     In the past, FAM has voluntarily waived a portion of its advisory fee and/or reimbursed certain other expenses with respect to MuniHoldings Michigan. FAM has not waived fees and/or reimbursed expenses with respect to MuniYield Michigan. It is not anticipated that FAM will waive its advisory fee and/or reimburse certain expenses with respect to MuniHoldings Michigan on an ongoing basis and it is not anticipated that FAM will waive its advisory fee and/or reimburse expenses with respect to the Combined Fund.

     The Combined Fund that would result from the Reorganization would have a larger asset base than either Fund has currently. Based on data presented by FAM, the Board of each Fund believes that administrative expenses for a larger Combined Fund are likely to be less than the aggregate expenses for each Fund, resulting in a lower expense ratio for common stockholders of the Combined Fund and higher earnings per common share. In particular, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses will be spread across a larger asset base, thereby lowering the expense ratio for the Combined Fund. To illustrate the potential economies of scale, the table below sets forth the total annualized operating expense ratio of each Fund and the Combined Fund based on the average net assets of the Combined Fund, both excluding and including assets attributable to AMPS, as of October 31, 2001.


                              Total Annualized
                              Operating Expense   Average Net Assets,     Total Annualized      Average Net Assets,
                              Ratio, Excluding      Excluding Assets      Operating Expense       Including Assets
                                    AMPS          Attributable to AMPS  Ratio, Including AMPS   Attributable to AMPS

MuniYield Michigan......              1.15%            $114,580,103              0.77%              $169,580,103
MuniHoldings Michigan...              1.51%*          $  59,360,463              0.96%**           $  93,360,463
Combined Fund+..........              1.10%            $173,940,566              0.72%              $262,940,566

---------
*    Including the fee waivers and/or expense reimbursements, the total annualized operating expense ratio for
     MuniHoldings Michigan would have been 1.12%.

**   Including the fee waivers and/or expense reimbursements, the total annualized operating expense ratio for
     MuniHoldings Michigan would have been 0.71%.

+    Assumes the Reorganization had taken place on October 31, 2001.

     Management projections estimate that the Combined Fund will have net assets of approximately $263 million, including assets attributable to AMPS, upon completion of the Reorganization. A larger asset base should provide benefits in portfolio management. After the Reorganization, the Combined Fund may be able to purchase larger amounts of Michigan Municipal Bonds and Municipal Bonds at more favorable prices than could either Fund separately and, with this greater purchasing power, request improvements in the terms of the Michigan Municipal Bonds and Municipal Bonds (e.g., added indenture provisions covering call protection, sinking funds and audits for the benefit of large holders) prior to purchase.

     In approving the Reorganization, the Board of Directors of each Fund determined that the Reorganization is in the best interests of the stockholders of that Fund because the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the potential benefits discussed above and because, with respect to net asset value and liquidation preference, the interests of existing stockholders of that Fund would not be diluted as a result of the Reorganization.

     It is not anticipated that the Reorganization directly would benefit the holders of shares of AMPS of either Fund; however, the Reorganization will not adversely affect the holders of shares of AMPS of either Fund and the expenses of the Reorganization will not be borne by the holders of shares of AMPS of either Fund.

Surrender and Exchange of Stock Certificates

     After the Closing Date, each holder of an outstanding certificate or certificates formerly representing shares of MuniHoldings Michigan Common Stock will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of shares of MuniYield Michigan Common Stock distributable with respect to such holder's shares of MuniHoldings Michigan Common Stock, together with cash in lieu of any fractional shares of MuniYield Michigan Common Stock. Promptly after the Closing Date, the transfer agent for the MuniYield Michigan Common Stock will mail to each holder of certificates formerly representing shares of MuniHoldings Michigan Common Stock a letter of transmittal for use in effecting this exchange.

     Shares of AMPS are held in "street name" by The Depository Trust Company, and all transfers will be accomplished by book entry. Surrender of physical certificates for AMPS is not required.

If prior to Reorganization you held:                  After the Reorganization, you will hold:
-----------------------------------                   ---------------------------------------

MuniYield Michigan Common Stock                       MuniYield Michigan* Common Stock
MuniYield Michigan Series A AMPS                      MuniYield Michigan* Series A AMPS
MuniHoldings Michigan Common Stock                    MuniYield Michigan* Common Stock
MuniHoldings Michigan AMPS                            MuniYield Michigan* Series B AMPS

---------
*    After the Reorganization, MuniYield Michigan will change its name to
     "MuniYield Michigan Insured Fund II, Inc."

     Please do not send in any stock certificates at this time. Upon consummation of the Reorganization, holders of MuniHoldings Michigan Common Stock will be furnished with instructions for exchanging their stock certificates for MuniYield Michigan stock certificates and, if applicable, cash in lieu of fractional shares of MuniYield Michigan Common Stock.

         From and after the Closing Date, certificates formerly representing shares of MuniHoldings Michigan Common Stock will be deemed for all purposes to evidence ownership of the number of full shares of MuniYield Michigan Common Stock distributable with respect to the shares of MuniHoldings Michigan Common Stock held before the Reorganization as described above and as shown in the table above, provided that, until such stock certificates have been so surrendered, no dividends payable to the holders of record of MuniHoldings Michigan Common Stock as of any date subsequent to the Closing Date will be paid to the holders of such outstanding stock certificates. Dividends payable to holders of record of shares of MuniYield Michigan Common Stock, as of any date after the Closing Date and prior to the exchange of certificates by any holder of MuniHoldings Michigan Common Stock, will be paid to such stockholder, without interest, at the time such stockholder surrenders his or her stock certificates for exchange.

     From and after the Closing Date, there will be no transfers on the stock transfer books of MuniHoldings Michigan. If, after the Closing Date, certificates representing shares of MuniHoldings Michigan Common Stock are presented to MuniYield Michigan, they will be canceled and exchanged for certificates representing MuniYield Michigan Common Stock and cash in lieu of fractional shares of MuniYield Michigan Common Stock, if any, distributable with respect to such MuniHoldings Michigan Common Stock in the Reorganization.

Tax Consequences of the Reorganization

     Summary. As discussed below, the Reorganization is structured with the intention that neither MuniHoldings Michigan, MuniYield Michigan, the stockholders of MuniHoldings Michigan nor the stockholders of MuniYield Michigan will recognize a gain or loss on the transaction.

     General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under
Section 368(a)(1)(C) of the Code. Each Fund has elected and qualified for the special tax treatment afforded RICs under the Code, and MuniYield Michigan intends to continue to so qualify after the Reorganization. The Funds shall have received an opinion of Sidley Austin Brown & Wood llp to the effect that for Federal income tax purposes: (i) the exchange of assets by MuniHoldings Michigan for MuniYield Michigan stock, as described, will constitute a reorganization, and MuniHoldings Michigan and MuniYield Michigan will each be deemed a "party" to such reorganization; (ii) no gain or loss will be recognized to MuniHoldings Michigan as a result of the Reorganization or on the distribution of MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS to the stockholders of MuniHoldings Michigan; (iii) no gain or loss will be recognized to MuniYield Michigan as a result of the Reorganization; (iv) no gain or loss will be recognized to the stockholders of MuniHoldings Michigan on the receipt of MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS in exchange for their corresponding shares of MuniHoldings Michigan Common Stock or MuniHoldings Michigan AMPS (except to the extent that holders of MuniHoldings Michigan Common Stock receive cash representing an interest in fractional shares of MuniYield Michigan Common Stock in the Reorganization); (v) the tax basis of the assets of MuniHoldings Michigan in the hands of MuniYield Michigan will be the same as the tax basis of such assets in the hands of MuniHoldings Michigan immediately prior to the consummation of the Reorganization; (vi) immediately after the Reorganization, the tax basis of the MuniYield Michigan Common Stock or MuniYield Michigan Series B AMPS received by the stockholders of MuniHoldings

Michigan in the Reorganization will be equal to the tax basis of the respective MuniHoldings Michigan Common Stock or MuniHoldings Michigan AMPS surrendered in exchange; (vii) a stockholder's holding period for the MuniYield Michigan Common Stock or MuniYield Michigan Series B AMPS will be determined by including the period for which such stockholder held the MuniHoldings Michigan Common Stock or MuniHoldings Michigan AMPS exchanged therefor, provided, that such shares were held as a capital asset; (viii) MuniYield Michigan's holding period with respect to the assets of MuniHoldings Michigan transferred will include the period for which such assets were held by MuniHoldings Michigan; (ix) the payment of cash to holders of MuniHoldings Michigan Common Stock in lieu of fractional shares of MuniYield Michigan Common Stock will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed, with the result that such stockholders will have short- or long term capital gain or loss to the extent that the cash distribution differs from the stockholder's basis allocable to the MuniYield Michigan fractional shares; and (x) the taxable year of MuniHoldings Michigan will end on the effective date of the Reorganization, and MuniYield Michigan will succeed to and take into account certain tax attributes of MuniHoldings Michigan, such as earnings and profits, capital loss carryovers and method of accounting.

     As noted in the discussion under "Comparison of the Funds -- Tax Rules Applicable to the Funds and Their Stockholders," a Fund must distribute annually at least 90% of its net taxable and tax-exempt income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. In the opinion of Sidley Austin Brown & Wood LLP, the issuance of MuniYield Michigan Series B AMPS pursuant to the Reorganization in addition to the already existing MuniYield Michigan Series A AMPS will not cause distributions on any series of MuniYield Michigan AMPS to be treated as preferential dividends ineligible for the dividends paid deduction. It is possible, however, that the IRS may assert that, because there is more than one series of AMPS, distributions on such shares are preferential under the Code and therefore not eligible for the dividends paid deduction. If the IRS successfully disallowed the dividends paid deduction for dividends on the AMPS, MuniYield Michigan could lose the special tax treatment afforded RICs. In this case, dividends on the shares of MuniYield Michigan Common Stock and MuniYield Michigan AMPS would not be exempt from Federal income tax. Additionally, MuniYield Michigan would be subject to a Federal alternative minimum tax and might be subject to the Michigan corporate franchise tax.

     Under Section 381(a) of the Code, MuniYield Michigan will succeed to and take into account certain tax attributes of MuniHoldings Michigan, including, but not limited to, earnings and profits, any net operating loss carryovers, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of net operating losses, capital losses and other similar items in the context of certain reorganizations, including tax-free reorganizations pursuant to Section 368(a)(1)(C) of the Code, which could reduce the benefit of these attributes to MuniYield Michigan.

     Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

     Regulated Investment Company Status. The Funds have elected and qualified since inception for taxation as RICs under Sections 851-855 of the Code, and after the Reorganization MuniYield Michigan intends to continue to so qualify.

Capitalization

     The following table sets forth as of October 31, 2001 (i) the capitalization of MuniYield Michigan, (ii) the capitalization of MuniHoldings Michigan and (iii) the capitalization of the Combined Fund, as adjusted to give effect to the Reorganization.

     Pro Forma Capitalization of MuniYield Michigan, MuniHoldings Michigan and the Combined Fund as of October 31, 2001 (unaudited)

                                                                                                         Combined
                                                        MuniYield      MuniHoldings      Pro Forma        Fund as
                                                        Michigan         Michigan       Adjustment      Adjusted (a)
                                                        --------         --------       ----------      ------------
Net Assets:
    Net Assets Attributable to Common Stock........     $118,498,778    $               $                $
    Net Assets Attributable to AMPS................       55,000,000
Shares Outstanding:
    Common Stock...................................        7,916,170       3,621,776                              (b)
    AMPS

       Series A....................................            2,200           1,360                            2,200

       Series B....................................               --              --                            1,360
Net Asset Value Per Share:
                                                                                                       $
    Common Stock...................................           $14.97           $17.20    $                (c)
    AMPS...........................................          $25,000      $              $             $

---------
(a)  The adjusted balances are presented as if the Reorganization had been consummated on October 31, 2001 and are for informational purposes only.
     Assumes distribution of undistributed net investment income and accrual of estimated Reorganization expenses of $___________ of which $ is attributable to MuniYield Michigan and $ is attributable to MuniHoldings
     Michigan. FAM has agreed to bear the expenses of the Reorganization attributable to MuniYield Michigan. No assurance can be given as to how many shares of MuniYield Michigan Common Stock that stockholders of
     MuniHoldings Michigan will receive on the Closing Date, and the foregoing should not be relied upon to reflect the number of shares of MuniYield
     Michigan Common Stock that actually will be received on or after such date.
(b)  Assumes the issuance of shares of MuniYield Michigan Common Stock and one newly created series of AMPS consisting of 1,360 Series B shares, in exchange for the net assets of MuniHoldings Michigan. The estimated number of shares issued was based on the net asset value of each Fund, net of distributions and estimated Reorganization expenses, on
     ___________.
(c)  Net Asset Value Per Share of common stock net of Reorganization-related expenses and distribution of undistributed net investment income of $ for
     MuniYield Michigan and $ for MuniHoldings Michigan.


              ITEM 2. ELECTION OF DIRECTORS OF MUNIYIELD MICHIGAN

     At MuniYield Michigan's Meeting, Directors of MuniYield Michigan will be elected to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. If the stockholders of either Fund do not approve the Agreement and Plan as described herein, then the Board of MuniYield Michigan elected at its Meeting will continue to serve as the Board of MuniYield Michigan and the current Directors of MuniHoldings Michigan will continue to serve as the Board of MuniHoldings Michigan. If the stockholders of each Fund approve the Agreement and Plan as described herein, and the Reorganization is consummated, the stockholders of MuniHoldings Michigan will become stockholders of MuniYield Michigan. The Board of MuniYield Michigan is responsible for the overall supervision of the operations of the Fund and will be responsible for the overall supervision of the Combined Fund if the Reorganization is consummated.

     It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) "FOR" the following Board nominees as follows:

     (1) All proxies of the holders of MuniYield Michigan AMPS, voting separately as a class, in favor of Herbert I. London and Andre F. Perold as Directors to be elected by holders of AMPS; and

     (2) All proxies of the holders of MuniYield Michigan Common Stock and MuniYield Michigan AMPS, voting together as a single class, in favor of James H. Bodurtha; Terry K. Glenn; Joe Grills; Roberta Cooper Ramo; Robert S. Salomon, Jr.; Melvin R. Seiden; and Stephen B. Swensrud as Directors to be elected by holders of MuniYield Michigan Common Stock and AMPS.

     Certain biographical and other information relating to the nominees is set forth in Exhibit I to this Joint Proxy Statement and Prospectus. As of the Record Date, the Directors owned no shares of MuniYield Michigan Common Stock and no shares of MuniYield Michigan Series A AMPS. The Board of MuniYield Michigan knows of no reason why any of these nominees listed in Exhibit I to this Joint Proxy Statement and Prospectus will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of MuniYield Michigan may recommend.

Committee Report

     The Board of MuniYield Michigan has a standing Audit and Nominating Committee (the "Committee"), which consists of Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act and who are "independent" as defined in the NYSE listing standards. Currently, Messrs. Bodurtha, London and Perold and Ms. Ramo are members of the Committee. If all of the nominees are elected to the Board at the Meeting, the Committee will consist of Messrs. Bodurtha, Grills, London, Perold, Salomon, Seiden and Swensrud and Ms. Ramo. The principal responsibilities of the Committee are to: (i) recommend to the Board the selection, retention or termination of the Fund's independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Fund's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) ensure that the independent auditors submit on a periodic basis a formal written statement as to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund's independent auditors and recommend that the Board take appropriate action in response to this statement to satisfy itself of the independent auditors' independence; and (v) consider the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Fund's accounting and financial reporting policies and practices and internal controls. The Fund adopted an Audit Committee Charter (the "Charter") at a meeting held on May 23, 2000. The Board revised and reapproved the Charter on March 13, 2001. The Committee also has (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from ____________, MuniYield Michigan's independent auditors, and (b) discussed certain matters required to be discussed by Statements on Auditing Standards No. 61 with _________. The Committee has considered whether the provision of non-audit services by ______________ is compatible with maintaining the independence of those auditors.

     At its meeting held on December 13, 2001, the Committee reviewed and discussed the audit of the Fund's financial statements with Fund management and ______________. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in MuniYield Michigan's Annual Report, the Committee would have been notified by Fund management or ______________. The Committee received no such notifications. The Committee recommended to the Board that the Fund's audited financial statements should be included in the Fund's Annual Report to Stockholders for the fiscal year ended October 31, 2001.

     In addition to the above, the Committee also reviews and nominates candidates to serve as non-interested Directors. The Committee generally will not consider nominees recommended by stockholders of the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties.

Committee and Board Meetings

     During MuniYield Michigan's most recently completed fiscal year, the Fund held _____________ Board meetings and ____________ Committee meetings. Each of the Directors then in office attended at least [75%] of the total number of meetings of the Board held during the fiscal year and, if a member, attended at least [75%] of the total number of meetings of the Committee held during the period for which he or she served.

Independent Auditor's Fees

     The following table sets forth the aggregate fees MuniYield Michigan paid for the fiscal year ended October 31, 2001 for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to shareholders; (ii) financial information systems design and implementation services provided to the Fund, FAM and entities controlling, controlled by or under common control with FAM that provide services to the Fund; and (iii) all other non-audit services provided to the Fund, FAM, and entities controlling, controlled by or under common control with FAM that provide services to the Fund. The Committee determined that the provision of information technology services under clause
(ii) and the provision of non-audit services under clause (iii) are compatible with maintaining the independence of the independent auditors.

----------------------------------------------------------------------------------------------------------------------
                                                    Audit Fees Charged
Fund                        Independent Auditor     to the Fund            Other Fees*          Fiscal Year
--------------------------- ----------------------- ---------------------- -------------------- ----------------------
MuniYield Michigan
--------------------------- ----------------------- ---------------------- -------------------- ----------------------
---------
* Includes fees billed for non-audit services rendered to MuniYield Michigan,
FAM and any entity controlling, controlled by, or under common control with
FAM, during the year ended October 31, 2001.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and directors of the Fund and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission and the NYSE. Officers, directors and greater than ten percent stockholders are required by Commission regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on MuniYield Michigan's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

Interested Persons

     MuniYield Michigan considers Mr. Glenn to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Glenn is the President of MuniYield Michigan. See Exhibit I to this Joint Proxy Statement and Prospectus.

Compensation of Directors

     FAM pays all compensation to all officers of MuniYield Michigan and all Directors of MuniYield Michigan who are affiliated with ML & Co. or its subsidiaries. MuniYield Michigan pays fees to each Director who is not affiliated with the FAM (each, a "non-affiliated Director") for service to MuniYield Michigan. Each non-affiliated Director receives an aggregate annual retainer of $100,000 for his or her services to multiple investment companies advised by FAM or its affiliate, MLIM ("MLIM/FAM-advised funds"). The portion of the annual retainer allocated to each MLIM/FAM-advised fund is determined quarterly based on the relative net assets of each such fund. In addition, each non-affiliated Director receives a fee per in-person Board meeting attended and a fee per in-person Committee meeting attended. The annual per meeting fees paid to each non-affiliated Director aggregate $60,000 for all MLIM/FAM-advised funds for which that Director serves and are allocated equally among those funds. MuniYield Michigan also reimburses the non-affiliated Directors for actual out-of-pocket expenses relating to attendance at meetings.

     The following table shows the compensation earned by the non-affiliated Directors of MuniYield Michigan from the Fund for the fiscal year ended October 31, 2001, and the aggregate compensation paid to the Director nominees from all MLIM/FAM-advised funds, for the calendar year ended December 31, 2001.


                                                                    Pension or        Estimated        Aggregate
                                                                    Retirement                     Compensation from
                                     Position                        Benefits          Annual        Fund and Other
                                       with      Compensation   Accrued as Part of  Benefits upon      MLIM/FAM-
Name                                   Fund        From Fund       Fund Expense      Retirement      Advised Funds*
James H. Bodurtha..............      Director      $2,981.59           None             None           $160,000
Joe Grills*...................       Nominee          N/A              N/A               N/A           $220,000
Herbert I. London..............      Director      $2,981.59           None             None           $160,000
Joseph L. May**................      Director      $2,981.59           None             None           $160,000
Andre F. Perold................      Director      $2,981.59           None             None           $160,000
Roberta Cooper Ramo............      Director      $3,390.68           None             None           $160,000




                                      53

Robert S. Salomon, Jr.*.......       Nominee          N/A              N/A               N/A           $220,000
Melvin R. Seiden*.............       Nominee          N/A              N/A               N/A           $220,000
Stephen B. Swensrud*..........       Nominee          N/A              N/A               N/A           $220,000
                  .........
*Not presently a Director of the Fund but nominated to be elected a Director of the Fund at the Meeting.
**Joseph L. May retired from the Board on December 31, 2001.



     After all of the Directors are elected to the Board of MuniYield Michigan, the Fund will pay each non-affiliated Director an annual fee for serving as a Director plus a fee for each Board meeting attended in person. MuniYield Michigan will also compensate each member of the Committee with an annual fee, plus a fee for each Committee meeting attended in person. MuniYield Michigan will continue to reimburse the non-affiliated Directors for actual out-of-pocket expenses relating to attendance at meetings. The estimated aggregate compensation to be paid by MuniYield Michigan to the non-affiliated Directors for a 12-month period under this compensation schedule is $16,000, assuming that (a) all of the nominees are elected to the Board of MuniYield Michigan, (b) MuniYield Michigan holds four Board meetings and four Committee meetings, and (c) each Director attends each such meeting in person.

Officers of MuniYield Michigan

     Information regarding the officers of the Fund is set forth in Exhibit I to this Joint Proxy Statement and Prospectus. Officers of the Fund are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

Share Ownership

     Set forth in Exhibit I to this Joint Proxy Statement and Prospectus is the following information for each Director nominee: (i) the number of shares of the Fund owned; (ii) the aggregate dollar range of equity in the Fund such share ownership represents; and (iii) the aggregate dollar range of securities in all registered funds overseen by the Director nominee in the Merrill Lynch family of funds. Also set forth in Exhibit I is information for each nominee and his or her immediate family members relating to securities owned beneficially or of record in ML&Co. As of the Record Date, the Directors and officers of MuniYield Michigan as a group owned an aggregate of less than 1% of MuniYield Michigan Common Stock outstanding at such date. At such date, Mr. Glenn, President and a Director of MuniYield Michigan, and the other officers of MuniYield Michigan, owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

         The Board of MuniYield Michigan recommends that shareholders vote "FOR" the election of the Director nominees.

                      INFORMATION CONCERNING THE MEETINGS

Date, Time and Place of Meetings

     The Meetings will be held on April 8, 2002 at the offices of FAM, 800 Scudders Mill Road, Plainsboro, New Jersey at 9:00 a.m. Eastern time (MuniHoldings Michigan) and 9:30 a.m. Eastern time (MuniYield Michigan).

Solicitation, Revocation and Use of Proxies

     A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of the appropriate Fund or by voting in person at the applicable Meeting. Although mere attendance at a Meeting will not revoke a proxy, a stockholder present at a Meeting may withdraw his or her proxy and vote in person.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the applicable Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares (i) for both Funds, will be voted "FOR"
Item 1, the approval of the Agreement and Plan, and (ii) for MuniYield Michigan only, will be voted "FOR" Item 2, the election of the Directors of MuniYield Michigan. It is not anticipated that any other matters will be brought before the Meeting. If, however, any other business properly is brought before any Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

     Only holders of record of shares of MuniYield Michigan Common Stock and MuniYield Michigan Series A AMPS at the close of business on the Record Date are entitled to vote at the Meeting for MuniYield Michigan or any adjournment thereof. Only holders of record of shares of MuniHoldings Michigan Common Stock and MuniHoldings Michigan AMPS at the close of business on the Record Date are entitled to vote at the Meeting for MuniHoldings Michigan or any adjournment thereof. At the close of business on the Record Date, ______ shares of MuniYield Michigan Common Stock and 2,200 shares of MuniYield Michigan Series A AMPS outstanding. At the close of business on the Record Date, _______ shares of MuniHoldings Michigan Common Stock and 1,360 shares of MuniHoldings Michigan AMPS were outstanding.

Security Ownership of Certain Beneficial Owners and Management

     To the knowledge of the Funds, at the Record Date, no person or entity owns beneficially or of record 5% or more of the shares of the common stock or AMPS of either Fund.

     As of the Record Date, the Directors and officers of MuniYield Michigan as a group (10 persons) owned an aggregate of less than 1% of the outstanding shares of MuniYield Michigan Common Stock and owned no MuniYield Michigan AMPS.

     As of the Record Date, the Directors and officers of MuniHoldings Michigan as a group (11 persons) owned an aggregate of less than 1% of the outstanding shares of MuniHoldings Michigan Common Stock and owned no MuniHoldings Michigan AMPS.

     On the Record Date, Mr. Glenn, a Director and an officer of each Fund, and the other officers of each Fund, owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

Voting Rights and Required Vote

     For purposes of this Joint Proxy Statement and Prospectus, each share of MuniYield Michigan Common Stock, each share of MuniYield Michigan Series A AMPS, each share of MuniHoldings Michigan Common Stock and each share of MuniHoldings Michigan AMPS is entitled to one vote.

     Approval of the Agreement and Plan requires the affirmative vote of stockholders representing (i) a majority of the outstanding shares of MuniHoldings Michigan Common Stock and MuniHoldings Michigan AMPS, voting together as a single class, (ii) a majority of the outstanding shares of MuniHoldings Michigan AMPS, voting separately as a class, (iii) a majority of the votes cast by the holders of shares of MuniYield Michigan Common Stock and MuniYield Michigan Series A AMPS, voting together as a single class, provided that the total number of votes cast represents a majority of the shares of MuniYield Michigan Common Stock and MuniYield Michigan Series A AMPS issued, outstanding and entitled to vote thereon, and (iv) a majority of the outstanding shares of MuniYield Michigan Series A AMPS, voting separately as a class.

     Assuming the required quorum is present at the Meeting of MuniYield Michigan stockholders, the election of the Board of Directors of MuniYield Michigan will require the affirmative vote of a plurality of the votes cast by the holders of MuniYield Michigan Common Stock and the holders of MuniYield Michigan Series A AMPS, represented at the Meeting and entitled to vote, voting together as a single class.

     For purposes of each Meeting, a quorum consists of one-third of the outstanding shares of common stock and AMPS entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for each Meeting, a quorum of the applicable stockholders of a Fund is not present, or if a quorum is present but sufficient votes to take action with respect to any Item are not received from the stockholders of the applicable Fund, the persons named as proxies may propose one or more adjournments of a Meeting with respect to that Item to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of the applicable Fund present in person or by proxy and entitled to vote at the session of the applicable Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the applicable Fund's stockholders.

Appraisal Rights

     Under Maryland law, stockholders of a company whose shares are traded publicly on a national securities exchange, such as the common stock of MuniHoldings Michigan, are not entitled to demand the fair value of their shares upon a transfer of assets; therefore, the holders of MuniHoldings Michigan Common Stock will be bound by the terms of the Reorganization, if approved at the Meetings. However, any holder of MuniHoldings Michigan Common Stock may sell his or her shares of MuniHoldings Michigan Common Stock at any time prior to the Reorganization on the AMEX. Conversely, since the AMPS are not: (i) traded publicly on a national securities exchange, (ii) designated as a national market system security on an interdealer quotation system by the NASD, or (iii) designated for trading on the Nasdaq SmallCap Market, holders of AMPS issued by MuniHoldings Michigan will be entitled to appraisal rights under Maryland law, if such holders follow the procedures for demanding fair value for stock set forth below. As stockholders of the corporation acquiring the assets of MuniHoldings Michigan, neither holders of MuniYield Michigan Common Stock nor holders of MuniYield Michigan AMPS are entitled to appraisal rights under Maryland law.

     Under Maryland law, a holder of AMPS of MuniHoldings Michigan desiring to receive payment of the fair value of his or her stock (an "objecting stockholder") (i) must file with MuniHoldings Michigan a written objection to the Reorganization at or before the Meeting for MuniHoldings Michigan, (ii) must not vote in favor of the Reorganization (although a vote against the Reorganization is not required), and (iii) must make written demand on MuniYield Michigan for payment of his or her stock, stating the number and class of shares for which he or she demands payment, within 20 days after the Maryland Department accepts for filing the Articles of Transfer with respect to the Reorganization (MuniYield Michigan is required promptly to give written notice to all objecting stockholders of the date that the Articles of Transfer are accepted for record). A vote against the Reorganization will not be sufficient to satisfy the requirement of a written demand described in (iii). An objecting stockholder who fails to adhere to this procedure will be bound by the terms of the Reorganization. An objecting stockholder ceases to have any rights of a stockholder of MuniHoldings Michigan except the right to receive fair value for his or her shares, and has no right to receive any dividends or distributions payable to holders of MuniHoldings Michigan on a record date after the close of business on the date on which fair value is to be determined, which, for these purposes, will be the date of the Meeting for MuniHoldings Michigan. A demand for payment of fair market value may not be withdrawn, except upon the consent of MuniYield Michigan. Within 50 days after the Articles of Transfer have been accepted for filing with the Maryland Department, an objecting stockholder who has not received payment for his or her shares may petition the Circuit Court for Baltimore City located in Maryland for an appraisal to determine the fair market value of his or her stock.

                            ADDITIONAL INFORMATION

     The expenses of preparing, printing and mailing the proxy materials to be used in connection with the Meeting for MuniYield Michigan, and the expenses related to the solicitation of proxies to be voted at that

Meeting, will be paid by FAM which has agreed to bear the expenses of the Reorganization attributable to MuniYield Michigan. The expenses of preparing, printing and mailing the proxy materials to be used in connection with the Meeting for MuniHoldings Michigan, and the expenses related to the solicitation of proxies to be voted at that Meeting, will be paid by MuniHoldings Michigan. See "Agreement and Plan of Reorganization -- Terms of the Agreement and Plan of Reorganization -- Expenses."

     The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of each Fund and certain persons that the Funds may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of capital stock of the Funds.

     In order to obtain the necessary quorum at the Meetings, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Funds. Each Fund has retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to aid in the solicitation of proxies, at a cost to be borne by each Fund of approximately $ per Fund, plus out-of-pocket expenses.

     Broker-dealer firms, including Merrill Lynch, holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meetings. MuniYield Michigan understands that under the rules of the NYSE, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 2) if no instructions have been received prior to the date specific in the broker-dealer firm's request for voting instructions. With respect to shares of MuniHoldings Michigan Common Stock and MuniYield Michigan Common Stock, broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the approval of the Agreement and Plan. Shares of AMPS of either Fund held in "street name," however, may be voted by broker-dealer firms without instructions under certain conditions with respect to the approval of the Reorganization and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the applicable Meeting or, if adjourned, one business day before the day to which the Meeting is adjourned. These conditions include, among others, that (i) with respect to each Fund, at least 30% of that Fund's AMPS outstanding have voted on the Reorganization, (ii) with respect to each Fund, less than 10% of that Fund's AMPS outstanding have voted against the Reorganization and (iii) with respect to each Fund, holders of that Fund's common stock have voted to approve the Reorganization. In such instances, the broker-dealer firm will vote such uninstructed shares of AMPS on the Reorganization in the same proportion as the votes cast by all holders of that Fund's AMPS who voted on the Reorganization. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of each Fund exists. Proxies that are returned to a Fund but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of determining a quorum. Merrill Lynch has advised the Funds that if it votes shares held in its name for which no instructions are received, except as limited by agreement or applicable law, on the Reorganization (with respect to AMPS only) and on the election of Directors it will do so in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will have the same effect as a vote against approval of the Agreement and Plan and the Reorganization and will have no effect on the election of the Board of Directors of MuniYield Michigan.

     This Joint Proxy Statement and Prospectus does not contain all of the information set forth in the registration statement and the exhibits relating thereto that MuniYield Michigan has filed with the Commission under the Securities Act of 1933, as amended, and the Investment Company Act, to which reference is hereby made.

     The Funds are subject to the informational requirements of the Exchange Act and the Investment Company Act and in accordance therewith are required to file reports, proxy statements and other information with the Commission. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the Commission: Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Funds, that file electronically with the Commission. Reports, proxy statements and other information concerning MuniYield Michigan can also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005. Reports, proxy statements and other information concerning MuniHoldings Michigan can also be inspected at the offices of the AMEX, 9801 Washingtonian Boulevard, Gaithersburg, Maryland 20878.

                                   CUSTODIAN

     State Street acts as the custodian for the cash and securities of MuniHoldings Michigan and BONY acts as custodian for the cash and securities of MuniYield Michigan. The principal business address of State Street in such capacity is One Heritage Drive, P2N, North Quincy, Massachusetts 02171. The principal business address of BONY in such capacity is 90 Washington Street, New York, New York 10286. It is anticipated that BONY will continue to act as custodian for the Combined Fund.

            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

     State Street serves as the transfer agent, dividend disbursing agent and registrar with respect to the MuniHoldings Michigan Common Stock and BONY serves as the transfer agent, dividend disbursing agent and registrar with respect to the MuniYield Michigan Common Stock. The principal business address of State Street in such capacity is 225 Franklin Street, Boston, Massachusetts 02110. The principal business address of BONY in such capacity is Five Penn Plaza, 13th Floor, New York, New York 10001. It is anticipated that BONY will continue to provide these services to the Combined Fund after the Reorganization.

     BONY serves as the transfer agent, dividend disbursing agent, registrar and auction agent to MuniYield Michigan and MuniHoldings Michigan in connection with their respective AMPS, pursuant to separate registrar, transfer agency, dividend disbursing agency and service agreements with each Fund. The principal business address of the Auction Agent in such capacity is 385 Rifle Camp Road, West Paterson, NJ 07424. It is anticipated that BONY will continue to provide these services to the Combined Fund after the Reorganization.

                         ACCOUNTING SERVICES PROVIDER

     State Street provides certain accounting services for MuniYield Michigan and MuniHoldings Michigan and will provide the same services to the Combined Fund after the Reorganization. The principal business address of State Street in such capacity is 500 College Road East, Princeton New Jersey 08540.

                               LEGAL PROCEEDINGS

     There are no material legal proceedings to which either Fund is a party.

                                LEGAL OPINIONS

     Certain legal matters in connection with the Reorganization will be passed upon for each Fund by Sidley Austin Brown & Wood LLP, New York, New York.

                                    EXPERTS

     _______________________, independent auditors, have audited the financial statements and financial highlights of MuniYield Michigan, as of October 31, 2001, and _______________________, independent auditors, have audited the financial statements and financial highlights of MuniHoldings Michigan, as of July 31, 2001, as set forth in their reports which appear in this Joint Proxy Statement and Prospectus. The audited financial statements and financial highlights of the Funds are included in reliance upon their reports, given on their authority as experts in accounting and auditing.

     _________________________________, will serve as the independent auditors for the Combined Fund after the Reorganization. The principal business address of ________________________________ is ________________________________.

                             STOCKHOLDER PROPOSALS

     The 2002 Annual Meeting of MuniHoldings Michigan (if the Reorganization is not approved) is expected to be held in December, 2002 and the 2003 Annual Meeting of MuniYield Michigan is expected to be held in April, 2003. If a stockholder intends to present a proposal at the Fund's next Annual Meeting, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of MuniHoldings Michigan by July 16, 2002, or to the offices of MuniYield Michigan, by October __, 2003. The persons named as proxies in the proxy materials for the 2002 Annual Meeting of stockholders of MuniHoldings Michigan and the 2003 Annual Meeting of stockholding of MuniYield Michigan may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by September 27, 2002 in the case of MuniHoldings Michigan and by January __, 2003 in the case of MuniYield Michigan. Written proposals and notices should be sent to the Secretary of the Funds (addressed to 800 Scuddens Mill Pond, Plainsboro, New Jersey 08536).

                                By Order of the Boards of Directors

                                ALICE A. PELLEGRINO
                                  Secretary
                                  MuniYield Michigan Fund, Inc.
                                  MuniHoldings Michigan Insured Fund II, Inc.

Plainsboro, New Jersey
Dated:  February __, 2002

                         INDEX TO FINANCIAL STATEMENTS

                                                                                                               Page
Audited Financial Statements for MuniYield Michigan Fund, Inc. for the Year Ended
   October 31, 2001.............................................................................................F-2
Audited Financial Statements for MuniHoldings Michigan Insured Fund II, Inc.
   for the Year Ended July 31, 2001.............................................................................F-3
Pro Forma Unaudited Financial Statements for the Combined Fund as of October 31, 2001...........................F-4


                       Audited Financial Statements for
                         MuniYield Michigan Fund, Inc.
                      for the Year Ended October 31, 2001


































                          [To Be Filed By Amendment]

                       Audited Financial Statements for
                  MuniHoldings Michigan Insured Fund II, Inc.
                       for the Year Ended July 31, 2001





























                          [To Be Filed By Amendment]

                 Pro Forma Unaudited Financial Statements for
                               the Combined Fund
                            as of October 31, 2001






























                          [To Be Filed By Amendment]

                                                                     EXHIBIT I


                 INFORMATION PERTAINING TO MUNIYIELD MICHIGAN

General Information


                                               Fiscal            State of            Meeting
Fund                                          Year End         Incorporation          Time
----                                          --------         -------------          ----

MuniYield Michigan Fund, Inc............        10/31            Maryland           9:00 a.m.



                      Shares of Capital Stock of the Fund
                       Outstanding as of the Record Date
                       ---------------------------------
                Common Stock                            AMPS
                ------------                        ------------
                [          ]                            2,200


Information Pertaining to Director Nominees


     As of the Record Date, none of the Director nominees held shares of Common Stock or Series A AMPS of the Fund, except as set forth in the table below:

                                                 Percent of                                     Percent of
Director Nominee             Common Stock         Class (%)*             Series A AMPS           Class (%)*
----------------             ------------        -----------             -------------          -----------
Terry K. Glenn
James H. Bodurtha
Joe Grills
Herbert I. London
Andre F. Perold
Roberta Cooper Ramo
Robert S. Salomon, Jr.
Melvin R. Seiden
Stephen B. Swensrud
---------
*Less than .01% of the Class.

     Information relating to the share ownership by each non-interested Director nominees as of the Record Date is set forth in the chart below:

                                                                                  Aggregate Dollar Range of Equity
                                                                                 Securities in All Registered Funds
                                                                                  Overseen by Director Nominees in
                                         Dollar Range of Equity Securities in               Merrill Lynch
Director Nominee                                   MuniYield Michigan                      Family of Funds
----------------                                   ------------------                      ---------------

James H. Bodurtha
Joe Grills
Herbert I. London
Andre F. Perold
Roberta Cooper Ramo
Robert S. Salomon, Jr.
Melvin R. Seiden
Stephen B. Swensrud


     The following table provides information, as of the Record Date, for each non-interested Director nominee and his or her immediate family members relating to securities owned beneficially or of record in ML & Co.


                                       Name of Owner and
                                   Relationship to Director                        Value of Securities   Percent of
Director Nominee                            Nominee             Title of Class                            Class (%)
----------------                            -------             --------------                            ---------
James H. Bodurtha                            None                    None                   0                 0
Joe Grills                                   None                    None                   0                 0
Herbert I. London                            None                    None                   0                 0
Andre F. Perold                              None                    None                   0                 0
Roberta Cooper Ramo                          None                    None                   0                 0
Robert S. Salomon, Jr.                       None                    None                   0                 0
Melvin R. Seiden                             None                    None                   0                 0
Stephen B. Swensrud                          None                    None                   0                 0


     Set forth below is certain biographical and other information relating to the Director nominee who is an "interested person," as defined in the Investment Company Act, of the Fund:



Name,                                 Term of                                                     Number of
Address and          Position(s)      Office and                                                  MLIM/FAM-
Age of               Held with        Length of           Principal Occupation                    Advised Funds        Public
Director             the Fund         Time Served         During Past Five Years                  Overseen          Directorships
--------             --------         -----------         ----------------------                  --------          -------------

Terry K. Glenn      Director and      Director since      Chairman (Americas Region) since        [   ] registered      None
(61)*               President         1999; President     2001, and Executive Vice President      investment
P.O. Box 9011                         since 1999**        since 1983 of FAM and MLIM (the terms   companies
Princeton, New                                            FAM and MLIM, as used herein, include   consisting of
Jersey                                                    their corporate predecessors);          [  ] portfolios
08543-9011                                                President of Merrill Lynch Mutual
                                                          Funds since 1999; President of FAM
                                                          Distributors, Inc. ("FAMD") since
                                                          1986 and Director thereof since 1991;
                                                          Executive Vice President and Director
                                                          of Princeton Services, Inc.
                                                          ("Princeton Services") since 1993;
                                                          President of Princeton
                                                          Administrators, L. P. since 1988;
                                                          Director of Financial Data Services,
                                                          Inc. since 1985.


-----------------

*    Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company
     Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM;
     President of FAMD; Executive Vice President of Princeton Services; and President of Princeton Administrators, L.P.

**   Mr. Glenn served as Executive Vice President from 1992 until his election as President in 1999.


         Set forth below is certain biographical and other information relating to each non-interested Director nominee of the Fund:

--------------------------------------------------------------------------------------------------------------------------------
                                     Term of                                                       Number of
 Name, Address and   Position(s)    Office and                                                     MLIM/FAM-
      Age of          Held with     Length of                                                    Advised Funds        Public
     Director          the Fund    Time Served   Principal Occupation During Past Five Years        Overseen       Directorships
--------------------------------------------------------------------------------------------------------------------------------
James H. Bodurtha    Director      Directors     Director  and Executive Vice President, The   31 registered       Chairman of
(57)* 36                           since 1995    China Business Group, Inc. since 1996;        investment          Berkshire
Popponesset Road                                 Chairman and Chief Executive Officer, China   companies           Corporation
Cotuit,                                          Enterprise Management Corporation from 1993   consisting of
Massachusetts                                    to 1996; Partner, Squire, Sanders & Dempsey   41 portfolios
02635                                            from 1980 to 1993.
--------------------------------------------------------------------------------------------------------------------------------
Joe Grills (66)*     N/A           N/A           Member of the Committee of Investment of      20 registered       Kimco Realty
P.O. Box 98                                      Employee Benefit Assets of the  Association   investment          Corporation
Rapidan, Virginia                                of Financial Professionals ("CIEBA") since    companies
22733                                            1986; Member of CIEBA's Executive Committee   consisting of
                                                 since 1988 and its Chairman from 1991 to      49 portfolios
                                                 1992; Assistant Treasurer of International
                                                 Business Machines Corporation  (`IBM") and
                                                 Chief Investment Officer of IBM Retirement
                                                 Funds from 1986 to 1993;  Member of the
                                                 Investment Advisory Committee of the State
                                                 of New York Common Retirement Funds since
                                                 1989; Member of the Investment Advisory
                                                 Committee of the Howard Hughes Medical
                                                 Institute from 1997 to 2000; Director, Duke
                                                 Management Company since 1992 and Vice
                                                 Chairman  thereof since 1998; Director,
                                                 LaSalle Street Fund since 1995; Member of
                                                 the Investment Advisory Committee of the
                                                 Virginia Retirement System since 1998;
                                                 Director, Montpelier Foundation since 1998
                                                 and its Vice Chairman since 2000; Member of
                                                 the Investment Committee of the Woodberry
                                                 Forest School since 2000; Member of the
                                                 Investment Committee of the National Trust
                                                 for Historic Preservation since 2000.
--------------------------------------------------------------------------------------------------------------------------------
Herbert I. London    Director      Director      John M. Olin Professor of Humanities, New     31 registered       None
(62)*                              since 1992    York University since 1993 and Professor      investment
2 Washington                                     thereof since 1980; President, Hudson         companies
Square Village                                   Institute since 1997 and Trustee thereof      consisting of
New York, NY                                     since 1980; Dean, Gallatin Divison of New     41 portfolios
10012                                            York University from 1976 to 1993;
                                                 Distinguished Fellow, Herman Kahn Chair,
                                                 Hudson Institute from 1984 to 1985;
                                                 Director, Damon Corp. from 1991 to 1995;
                                                 Overseer, Center for Naval
                                                 Analyses from 1983 to 1993;
                                                 Limited Partner, Hypertech LP
                                                 since 1996.
--------------------------------------------------------------------------------------------------------------------------------
                                     I-4

--------------------------------------------------------------------------------------------------------------------------------
                                     Term of                                                       Number of
 Name, Address and   Position(s)    Office and                                                     MLIM/FAM-
      Age of          Held with     Length of                                                    Advised Funds        Public
     Director          the Fund    Time Served   Principal Occupation During Past Five Years        Overseen       Directorships
--------------------------------------------------------------------------------------------------------------------------------
Andre F. Perold      Director      Director      Harvard Business School: George Gund          31 registered       Commonfund;
(49)*                              since 1992    Professor of Finance and Banking since        investment          Stockback.com
Morgan Hall                                      2000; Sylvan C. Coleman Professor of          companies
Soldiers Field                                   Financial Management from 1993 to 2000;       consisting of
Boston,                                          Director, Sanlam Limited and Sanlam Life      41 portfolios
Massachusetts                                    since 2001; Director, Genbel Securities
02163                                            Limited and Gense Bank since
                                                 1999; Director, Sanlam
                                                 Investment Management from
                                                 1999 to 2001; Director,
                                                 Bulldogresearch.com since
                                                 2000; Director, Quantec
                                                 Limited 1991 to 1999.
--------------------------------------------------------------------------------------------------------------------------------
Roberta Cooper       Director      Director      Shareholder, Modrall, Sperling, Roehl,        31 registered       Coopers, Inc.
Ramo (58)*                         since 1999    Harris & Sisk, P.A. since 1993; President,    investment
P.O. Box 2168                                    American Bar Association from 1995 to 1996    companies
500 Fourth Street,                               and Member of the Board of Governors          consisting of
N.W.                                             thereof from 1994 to 1997; Partner, Pook,     41 portfolios
Albuquerque, New                                 Kelly & Ramo, Attorneys at Law, P.C. from
Mexico                                           1997 to 1993; Director of ECMC Group
87107                                            (service provider to students, schools and
                                                 lenders) since 2001;
                                                 Director, United New Mexico
                                                 Bank (now Wells Fargo) from
                                                 1983 to 1988; Director, First
                                                 National Bank of New Mexico
                                                 (now First Security) from
                                                 1975 to 1976.
--------------------------------------------------------------------------------------------------------------------------------
Robert S. Salomon,   N/A           N/A           Principal of STI Management (investment       16 registered       Commonfund
Jr. (64) *                                       adviser) since 1994; Chairman and CEO of      investment
106 Dolphin Cove                                 Salomon Brothers Asset Management Inc. from   companies
Quay                                             1992 to 1995;  Chairman of Salomon Brothers   consisting of
Stamford,                                        Equity Mutual Funds from 1992 to 1995;        36 portfolios
Connecticut                                      regular columnist with Forbes Magazine
06902                                            since 1992; Director of Stock Research and
                                                 U.S. Equity Strategist at Salomon Brothers,
                                                 Inc. from 1975 to 1991.
--------------------------------------------------------------------------------------------------------------------------------
Melvin R. Seiden     N/A           N/A           Director of Silbanc Properties, Ltd. (real    16 registered       None
(71)*                                            estate, investment and consulting) since      investment
780 Third Avenue,                                1987;  Chairman and President of Seiden &     companies
Suite 2502,                                      de Cuevas, Inc. (private investment firm)     consisting of
New York, New York                               from 1964 to 1987                             36 portfolios
10017
--------------------------------------------------------------------------------------------------------------------------------

                                     I-5



--------------------------------------------------------------------------------------------------------------------------------
                                     Term of                                                       Number of
 Name, Address and   Position(s)    Office and                                                     MLIM/FAM-
      Age of          Held with     Length of                                                    Advised Funds        Public
     Director          the Fund    Time Served   Principal Occupation During Past Five Years        Overseen       Directorships
--------------------------------------------------------------------------------------------------------------------------------
Stephen B.           N/A           N/A           Chairman of Fernwood Advisors (investment     42 registered       None
Swensrud (68) *                                  adviser) since 1996; Principal of Fernwood    investment
88 Broad Street,                                 Associates (financial consultant) since       companies
2nd Floor,                                       1975; Chairman of RPP Corporation             consisting of 87
Boston,                                          (manufacturing) since 1978; Director,         portfolios
Massachusetts                                    International Mobile Communications, Inc.
02110                                            (telecommunications) since 1998.
--------------------------------------------------------------------------------------------------------------------------------

---------
*    Each Director nominee is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser and is a member of the Committee of each Board on which he or she currently serves as a Director and if elected will also be a member of the Committee of the Fund.


         Certain biographical and other information relating to the officers of the Fund is set forth below:

--------------------------------------------------------------------------------------------------------------------------------
                                     Term of                                                       Number of
 Name, Address and   Position(s)   Office** and                                                     MLIM/FAM-
      Age of          Held with     Length of               Principal Occupation                 Advised Funds        Public
     Director          the Fund    Time Served              During Past Five Years                  Overseen       Directorships
--------------------------------------------------------------------------------------------------------------------------------


Donald C. Burke      Vice          Vice          First Vice President of FAM and MLIM since    [o] registered      None
(41)                 President     President     1997 and the Treasurer thereof since 1999;    investment
                     and           since         Senior Vice President and Treasurer of        companies
                     Treasurer     1993          Princeton Services since 1999; Vice           consisting of [o]
                                   and           1993 President of FAMD since
                                   Treasurer     1999; Vice portfolios
                                   since         President of FAM and MLIM
                                   1999          from 1990 to 1997; Director
                                                 of Taxation of MLIM since
                                                 1990.
--------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Jacob     Senior Vice   Senior Vice   First Vice President of MLIM since 1997;      [o] registered      None
(50)                 President     President     Vice President of MLIM from 1984 to 1997;     investment
                                   since 2001,   Vice President of FAM since 1984.             companies
                                   Vice                                                        consisting of [o]
                                   President                                                   portfolios
                                   since 1992
--------------------------------------------------------------------------------------------------------------------------------
John Loffredo (38)   Senior Vice   Senior Vice   First Vice President of MLIM since 1997;      [o] registered      None
                     President     President     Vice President of MLIM from 1991 to 1997.     investment
                                   since 2001                                                  companies
                                                                                               consisting of [o]
                                                                                               portfolios
--------------------------------------------------------------------------------------------------------------------------------
Alice A.             Secretary     Secretary     Vice President of MLIM since 1999;            [o] registered      None
Pellegrino (41)                    since 1999    Associate with Kirkpatrick & Lockhart LLP     investment
                                                 from 1992 to 1997.                            companies
                                                                                               consisting of [o]
                                                                                               portfolios
--------------------------------------------------------------------------------------------------------------------------------
Fred K. Steube (51)  Vice          Vice          Vice President of MLIM since 1989.            [o] registered      None
                     President     President                                                   investment
                     and           and                                                         companies
                     Portfolio     Portfolio                                                   consisting of [o]
                     Manager       Manager                                                     portfolios
                                   since 1995
--------------------------------------------------------------------------------------------------------------------------------

---------
*  The address of each officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.
** Elected by and serves at the pleasure of the Board of Directors of the Fund.

                                                                    EXHIBIT II

                     AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of the day of February 2002, by and between MuniHoldings Michigan Insured Fund II, Inc., a Maryland corporation ("MuniHoldings Michigan"), and MuniYield Michigan Fund, Inc., a Maryland corporation ("MuniYield Michigan") (MuniHoldings Michigan and MuniYield Michigan are sometimes referred to herein together as the "Funds" and individually as a "Fund," as the context requires).

                            PLAN OF REORGANIZATION
                            ----------------------

     The reorganization will constitute the following:

     (1) the acquisition by MuniYield Michigan of substantially all of the assets, and the assumption by MuniYield Michigan of substantially all of the liabilities of MuniHoldings Michigan, in exchange solely for an equal aggregate value of newly issued shares of (A) common stock, with a par value of $0.10 per share of MuniYield Michigan ("MuniYield Michigan Common Stock"), and (B) auction market preferred stock ("AMPS") of MuniYield Michigan, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), designated Series B ("MuniYield Michigan Series B AMPS"), and

     (2) the subsequent distribution by MuniHoldings Michigan to MuniHoldings Michigan stockholders of (A) all of the MuniYield Michigan Common Stock received by MuniHoldings Michigan in exchange for such stockholders' shares of common stock, with a par value of $0.10 per share, of MuniHoldings Michigan, including shares of common stock of MuniHoldings Michigan representing the Dividend Reinvestment Plan ("DRIP") shares held in the book deposit accounts of the holders of common stock of MuniHoldings Michigan ("MuniHoldings Michigan Common Stock") and (B) all of the MuniYield Michigan Series B AMPS received by MuniHoldings Michigan in exchange for such stockholders' shares of AMPS of MuniHoldings Michigan, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), designated Series A ("MuniHoldings Michigan Series A AMPS");

     (3) Prior to the Closing Date (as defined below), MuniYield Michigan will (A) amend its investment policies so that under normal conditions, at least 80% of its net assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due; and (B) charge its name to MuniYield Michigan Insured Fund II, Inc.

all upon and subject to the terms hereinafter set forth (collectively, the "Reorganization").

     In the course of the Reorganization, MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS will be distributed to the stockholders of MuniHoldings Michigan as follows:

     (1) each holder of MuniHoldings Michigan Common Stock will be entitled to receive a number of shares of MuniYield Michigan Common Stock equal to the aggregate net asset value of the MuniHoldings Michigan Common Stock owned by such stockholder on the Closing Date (as defined in Section 7(a) of this Agreement); and

     (2) each holder of MuniHoldings Michigan Series A AMPS will be entitled to receive a number of shares of MuniYield Michigan Series B AMPS equal to the aggregate liquidation preference (and aggregate value) of the MuniHoldings Michigan Series A AMPS owned by such stockholder on the Closing Date.

     It is intended that the Reorganization described in this Agreement shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

     Prior to the Closing Date, MuniHoldings Michigan shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date. In this regard and in connection with the Reorganization, the last dividend period for MuniHoldings Michigan Series A AMPS prior to the Closing Date may be shorter than the dividend period for such AMPS determined as set forth in the Articles Supplementary to the Articles of Incorporation of MuniHoldings Michigan creating such AMPS.

     Articles Supplementary to the Articles of Incorporation of MuniYield Michigan, as amended and supplemented, establishing the powers, rights and preferences of the MuniYield Michigan Series B AMPS will have been filed with the State Department of Assessments and Taxation of Maryland (the "Maryland Department") prior to the Closing Date.

     As promptly as practicable after the consummation of the Reorganization, MuniHoldings Michigan shall be dissolved in accordance with the laws of the State of Maryland and will terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act").

                                   AGREEMENT

     In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each Fund hereby agrees as follows:

     1. Representations and Warranties of MuniYield Michigan.

     MuniYield Michigan represents and warrants to, and agrees with, MuniHoldings Michigan that:

          (a) MuniYield Michigan is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. MuniYield Michigan has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

          (b) MuniYield Michigan is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-06501), and such registration has not been revoked or rescinded and is in full force and effect. MuniYield Michigan has elected and qualified at all times since its inception for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code and intends to continue to so qualify until consummation of the Reorganization and thereafter.

          (c) MuniHoldings Michigan has been furnished with MuniYield Michigan's Annual Report to Stockholders for the fiscal year ended October 31, 2001, and the audited financial statements appearing therein, having been examined by ___________________________, independent public accountants, fairly present the financial position of MuniYield Michigan as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

          (d) An unaudited statement of assets, liabilities and capital of MuniYield Michigan and an unaudited schedule of investments of MuniYield Michigan, each as of the Valuation Time (as defined in Section 3(d) of this Agreement), will be furnished to MuniHoldings Michigan, at or prior to the Closing Date for the purpose of determining the number of shares of MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS to be issued pursuant to Section 4 of this Agreement; each will fairly present the financial position of MuniYield Michigan as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

          (e) MuniYield Michigan has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

          (f) There are no material legal, administrative or other proceedings pending or, to the knowledge of MuniYield Michigan, threatened against it which assert liability on the part of MuniYield Michigan or which materially affect its financial condition or its ability to consummate the Reorganization. MuniYield Michigan is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

          (g) MuniYield Michigan is not obligated under any provision of its Articles of Incorporation, as amended and supplemented, or its by-laws, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

          (h) There are no material contracts outstanding to which MuniYield Michigan is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or will not otherwise be disclosed to MuniHoldings Michigan prior to the Valuation Time.

          (i) MuniYield Michigan has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since October 31, 2001, and those incurred in connection with the Reorganization. As of the Valuation Time, MuniYield Michigan will advise MuniHoldings Michigan in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

          (j) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by MuniYield Michigan of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

          (k) The registration statement filed by MuniYield Michigan on Form N-14 which includes the joint proxy statement of the Funds with respect to the transactions contemplated herein and the prospectus of MuniYield Michigan relating to the MuniYield Michigan Common Stock and the shares of newly-created MuniYield Michigan Series B AMPS to be issued pursuant to this Agreement (the "Joint Proxy Statement and Prospectus"), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the "N-14 Registration Statement"), on its effective date, at the time of the stockholders' meetings referred to in Section 6(a) of this Agreement and at the Closing Date, insofar as it relates to MuniYield Michigan (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by MuniYield Michigan for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

          (l) MuniYield Michigan is authorized to issue 200,000,000 shares of capital stock, of which 2,200 shares have been designated as Series A AMPS and 199,997,800 shares have been designated as common stock; each outstanding share of which is fully paid and nonassessable and has full voting rights.

          (m) The shares of MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS to be issued to MuniHoldings Michigan pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of MuniYield Michigan will have any preemptive right of subscription or purchase in respect thereof.

          (n) At or prior to the Closing Date, the MuniYield Michigan Common Stock to be transferred to MuniHoldings Michigan for distribution to the stockholders of MuniHoldings Michigan on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of MuniHoldings Michigan presently is qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

          (o) At or prior to the Closing Date, the shares of MuniYield Michigan Series B AMPS to be transferred to MuniHoldings Michigan on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of MuniHoldings Michigan Series A AMPS presently is qualified, and there are a sufficient number of shares of MuniYield Michigan Series B AMPS registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

          (p) At or prior to the Closing Date, MuniYield Michigan will have obtained any and all regulatory, Director and stockholder approvals necessary to issue the MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS to MuniHoldings Michigan.

     2. Representations and Warranties of MuniHoldings Michigan.

     MuniHoldings Michigan represents and warrants to, and agrees with, MuniYield Michigan that:

          (a) MuniHoldings Michigan is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. MuniHoldings Michigan has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

          (b) MuniHoldings Michigan is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-09483), and such registration has not been revoked or rescinded and is in full force and effect. MuniHoldings Michigan has elected and qualified at all times since its inception for the special tax treatment afforded RICs under Sections 851-855 of the Code and intends to continue to so qualify through its taxable year ending upon liquidation.

          (c) As used in this Agreement, the term "MuniHoldings Michigan Investments" shall mean (i) the investments of MuniHoldings Michigan shown on the schedule of its investments as of the Valuation Time furnished to MuniYield Michigan; and (ii) all other assets owned by MuniHoldings Michigan or liabilities incurred as of the Valuation Time.

          (d) MuniHoldings Michigan has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

          (e) MuniYield Michigan has been furnished with MuniHoldings Michigan's Annual Report to Stockholders for the fiscal year ended July 31, 2001, and the audited financial statements appearing therein, having been examined by ___________________________, independent public accountants, fairly present the financial position of MuniHoldings Michigan as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

          (f) An unaudited statement of assets, liabilities and capital of MuniHoldings Michigan and an unaudited schedule of investments of MuniHoldings Michigan, each as of the Valuation Time, will be furnished to MuniYield Michigan at or prior to the Closing Date for the purpose of determining the number of shares of MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS to be issued to MuniHoldings Michigan pursuant to Section 4 of this Agreement; each will fairly present the financial position of MuniHoldings Michigan as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

          (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of MuniHoldings Michigan, threatened against it which assert liability on the part of MuniHoldings Michigan or which materially affect its financial condition or its ability to consummate the Reorganization. MuniHoldings Michigan is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

          (h) There are no material contracts outstanding to which MuniHoldings Michigan is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to MuniYield Michigan prior to the Valuation Time.

          (i) MuniHoldings Michigan is not obligated under any provision of its Articles of Incorporation, as amended and supplemented, or its by-laws, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

          (j) MuniHoldings Michigan has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since July 31, 2001 and those incurred in connection with the Reorganization. As of the Valuation Time, MuniHoldings Michigan will advise MuniYield Michigan in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

          (k) MuniHoldings Michigan has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of MuniHoldings Michigan have been adequately provided for on its books, and no tax deficiency or liability of MuniHoldings Michigan has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

          (l) At both the Valuation Time and the Closing Date, MuniHoldings Michigan will have full right, power and authority to sell, assign, transfer and deliver the MuniHoldings Michigan Investments. At the Closing Date, subject only to the obligation to deliver the MuniHoldings Michigan Investments as contemplated by this Agreement, MuniHoldings Michigan will have good and marketable title to all of the MuniHoldings Michigan Investments, and MuniYield Michigan will acquire all of the MuniHoldings Michigan Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the MuniHoldings Michigan Investments or materially affect title thereto).

          (m) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by MuniHoldings Michigan of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

          (n) The N-14 Registration Statement, on its effective date, at the time of the stockholders' meetings referred to in Section 6(a) of this Agreement and on the Closing Date, insofar as it relates to MuniHoldings Michigan (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by MuniHoldings Michigan for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

          (o) MuniHoldings Michigan is authorized to issue 200,000,000 shares of capital stock, of which 1,360 shares have been designated as Series A AMPS and 199,998,640 shares have been designated as common stock; each outstanding share of which is fully paid and nonassessable and has full voting rights.

          (p) All of the issued and outstanding shares of MuniHoldings Michigan Common Stock and MuniHoldings Michigan Series A AMPS were offered for sale and sold in conformity with all applicable Federal and state securities laws.

          (q) The books and records of MuniHoldings Michigan made available to MuniYield Michigan and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of MuniHoldings Michigan.

          (r) MuniHoldings Michigan will not sell or otherwise dispose of any of the shares of MuniYield Michigan Common Stock or MuniYield Michigan Series B AMPS to be received in the Reorganization, except in distribution to the stockholders of MuniHoldings Michigan, as provided in Section 4 of this Agreement.

     3. The Reorganization.

          (a) Subject to receiving the requisite approval of the stockholders of each Fund, and to the other terms and conditions contained herein, (i) MuniHoldings Michigan agrees to convey, transfer and deliver to MuniYield Michigan and MuniYield Michigan agrees to acquire from MuniHoldings Michigan on the Closing Date, all of the MuniHoldings Michigan Investments (including interest accrued as of the Valuation Time on debt instruments) and assume substantially all of the liabilities of MuniHoldings Michigan in exchange solely for that number of shares of MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS provided in Section 4 of this Agreement, and
(ii) MuniYield Michigan agrees to change its investment policies to provide that the Fund, under normal circumstances, will invest at least 80% of its assets in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest, as well as to change the Fund's name to "MuniYield Michigan Insured Fund II, Inc."

          Pursuant to this Agreement, as soon as practicable after the Closing Date, MuniHoldings Michigan will distribute all shares of MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS received by it to its stockholders in exchange for their shares of MuniHoldings Michigan Common Stock and MuniHoldings Michigan Series A AMPS. Such distributions shall be accomplished by the opening of stockholder accounts on the stock ledger records of MuniYield Michigan in the amounts due the stockholders of MuniHoldings Michigan based on their respective holdings in MuniHoldings Michigan as of the Valuation Time.

          (b) Prior to the Closing Date, MuniHoldings Michigan shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date. In this regard and in connection with the Reorganization, the last dividend period for the MuniHoldings Michigan Series A AMPS prior to the Closing Date may be shorter than the dividend period for such AMPS determined as set forth in the Articles Supplementary creating the MuniHoldings Michigan Series A AMPS.

          (c) MuniHoldings Michigan will pay or cause to be paid to MuniYield Michigan any interest MuniHoldings Michigan receives on or after the Closing Date with respect to any of the MuniHoldings Michigan Investments transferred to MuniYield Michigan hereunder.

          (d) The Valuation Time shall be 4:00 p.m., Eastern time, on ____________, 2002, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").

          (e) Recourse for liabilities assumed from MuniHoldings Michigan by MuniYield Michigan in the Reorganization will be limited to the net assets of MuniHoldings Michigan. The known liabilities of MuniHoldings Michigan, as of the Valuation Time, shall be confirmed in writing to MuniYield Michigan pursuant to Section 2(k) of this Agreement.

          (f) The Funds will jointly file Articles of Transfer with the Maryland Department and any other such instrument as may be required by the State of Maryland to effect the transfer of the MuniHoldings Michigan Investments.

          (g) MuniHoldings Michigan will be dissolved following the Closing Date by filing Articles of Dissolution with the Maryland Department.

          (h) MuniYield Michigan will file with the Maryland Department Articles Supplementary to its Articles of Incorporation, as amended and supplemented, establishing the powers, rights and preferences of the MuniYield Michigan Series B AMPS prior to the closing of the Reorganization.

          (i) As promptly as practicable after its liquidation pursuant to the Reorganization, MuniHoldings Michigan shall terminate its registration under the 1940 Act.

     4. Issuance and Valuation of MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS in the Reorganization.

     Full shares of MuniYield Michigan Common Stock and MuniYield
Michigan Series B AMPS of an aggregate net asset value or liquidation preference, as the case may be, equal (to the nearest one ten thousandth of one cent) to the value of the assets of MuniHoldings Michigan acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of MuniHoldings Michigan assumed by MuniYield Michigan in the Reorganization, shall be issued by MuniYield Michigan to MuniHoldings Michigan in exchange for such assets of MuniHoldings Michigan, plus cash in lieu of fractional common shares. MuniYield Michigan will issue to MuniHoldings Michigan (a) a number of shares of MuniYield Michigan Common Stock, the aggregate net asset value of which will equal the aggregate net asset value of the shares of MuniHoldings Michigan Common Stock, determined as set forth below, and (b) a number of shares of MuniYield Michigan Series B AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of the MuniHoldings Michigan Series A AMPS, determined as set forth below.

     The net asset value of each Fund and the liquidation preference and value of the AMPS of each Fund shall be determined as of the Valuation Time in accordance with the procedures described in the N-14 Registration Statement to be filed by MuniYield Michigan in connection with the Reorganization and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of MuniHoldings Michigan Investments to be transferred to MuniYield Michigan shall be determined by MuniYield Michigan pursuant to the procedures utilized by MuniYield Michigan in valuing its own assets and determining its own liabilities for purposes of the Reorganization. Such valuation and determination shall be made by MuniYield Michigan in cooperation with MuniHoldings Michigan and shall be confirmed in writing by MuniYield Michigan to MuniHoldings Michigan. The net asset value per share of the MuniYield Michigan Common Stock and the liquidation preference and value per share of the MuniYield Michigan Series B AMPS shall be determined in accordance with such procedures and MuniYield Michigan shall certify the computations involved. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of that Fund is divided by the total number of shares of Common Stock of that Fund outstanding at such time.

     MuniYield Michigan shall issue to MuniHoldings Michigan separate certificates or share deposit receipts for the MuniYield Michigan Common Stock and the MuniYield Michigan Series B AMPS, each registered in the name of MuniHoldings Michigan. MuniHoldings Michigan then shall distribute the MuniYield Michigan Common Stock and the MuniYield Michigan Series B AMPS to the holders of MuniHoldings Michigan Common Stock and MuniHoldings Michigan Series A AMPS by redelivering the certificates or share deposit receipts evidencing ownership of (i) the MuniYield Michigan Common Stock to The Bank of New York, as the transfer agent and registrar for the MuniYield Michigan Common Stock for distribution to the holders of MuniHoldings Michigan Common Stock on the basis of such holder's proportionate interest in the aggregate net asset value of the Common Stock of MuniHoldings Michigan, and (ii) the MuniYield Michigan Series B AMPS to The Bank of New York as the transfer agent and registrar for the MuniYield Michigan Series B AMPS for distribution to the holders of MuniHoldings Michigan Series A AMPS on the basis of such holder's proportionate interest in the aggregate liquidation preference and value of the MuniHoldings Michigan Series A AMPS. With respect to any MuniHoldings Michigan stockholder holding certificates evidencing ownership of either MuniHoldings Michigan Common Stock or MuniHoldings Michigan Series A AMPS as of the Closing Date, and subject to MuniYield Michigan being informed thereof in writing by MuniHoldings Michigan, MuniYield Michigan will not permit such stockholder to receive new certificates evidencing ownership of MuniYield Michigan Common Stock or MuniYield Michigan Series B AMPS, exchange MuniYield Michigan Common Stock or MuniYield Michigan Series B AMPS credited to such stockholder's account for shares of other investment companies managed by FAM or any of its affiliates, or pledge or redeem such MuniYield Michigan Common Stock or MuniYield Michigan Series B AMPS, in any case, until notified by MuniHoldings Michigan or its agent that such stockholder has surrendered his or her outstanding certificates evidencing ownership of MuniHoldings Michigan Common Stock or AMPS or, in the event of lost certificates, posted adequate bond. MuniHoldings Michigan, at its own expense, will request its stockholders to surrender their outstanding certificates evidencing ownership of MuniHoldings Michigan Common Stock or AMPS or post adequate bond therefor.

     Dividends payable to holders of record of shares of MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS, as of any date after the Closing Date and prior to the exchange of certificates by any stockholder of MuniHoldings Michigan shall be payable to such stockholder without interest; however, such dividends shall not be paid unless and until such stockholder surrenders the stock certificates representing shares of Common Stock or AMPS of MuniHoldings Michigan, as the case may be, for exchange.

     No fractional shares of MuniYield Michigan Common Stock will be issued to holders of MuniHoldings Michigan Common Stock. In lieu thereof, MuniYield Michigan's transfer agent, The Bank of New York, will aggregate all fractional shares of MuniYield Michigan Common Stock and sell the resulting full shares on the New York Stock Exchange at the current market price for shares of MuniYield Michigan Common Stock for the account of all holders of fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale upon surrender of such holder's certificates representing MuniHoldings Michigan Common Stock.

     5. Payment of Expenses.

          (a) The expenses of the Reorganization that are directly attributable to MuniHoldings Michigan will be deducted from the assets of MuniHoldings Michigan as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be used in connection with the special meeting of the stockholders of MuniHoldings Michigan to consider the Reorganization, the expenses related to the solicitation of proxies to be voted at that meeting and a portion of the expenses incurred in printing the N-14 Registration Statement. The expenses of the Reorganization that are directly attributable to MuniYield Michigan will be borne by Fund Asset Management, L.P. ("FAM"). The expenses attributable to MuniYield Michigan include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the annual meeting of the stockholders of MuniYield Michigan to consider the Reorganization, the expenses related to the solicitation of proxies to be voted at that meeting and a portion of the expenses incurred in printing the N-14 Registration Statement. Certain other expenses of the Reorganization, including expenses in connection with obtaining an opinion of counsel as to certain tax matters, the preparation of this Agreement, Securities and Exchange Commission (the "Commission") fees, stock exchange fees, rating agency fees, transfer agent fees, legal fees and audit fees, will be borne equally by MuniHoldings Michigan and FAM, which has agreed to bear the expenses of the Reorganization attributable to MuniYield Michigan.

          (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

     6.   Covenants of the Funds.

          (a) Each Fund agrees to call a special meeting of its stockholders to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement.

          (b) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

          (c) MuniHoldings Michigan agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any shares of MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS other than to its stockholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by MuniYield Michigan, if any, and on and after the Closing Date it shall not conduct any business except in connection with its dissolution.

          (d) MuniHoldings Michigan undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that MuniHoldings Michigan has ceased to be a registered investment company.

          (e) MuniYield Michigan will file the N-14 Registration Statement with the Commission and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities laws.

          (f) MuniYield Michigan has no plan or intention to sell or otherwise dispose of MuniHoldings Michigan Investments, except for dispositions made in the ordinary course of business.

          (g) Each Fund agrees that by the Closing Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. MuniYield Michigan agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of MuniHoldings Michigan for the Fund's taxable period first ending after the Closing Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Closing Date, MuniHoldings Michigan shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by the Fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by MuniHoldings Michigan (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing Date shall be borne by MuniHoldings Michigan to the extent such expenses have been accrued by such Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by FAM at the time such tax returns and Forms 1099 are prepared.

          (h) Each Fund agrees to mail to its respective stockholders of record entitled to vote at the special meeting of its stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

          (i) Following the consummation of the Reorganization, MuniYield Michigan will stay in existence and continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

     7.   Closing Date.

          (a) Delivery of the assets of MuniHoldings Michigan to be transferred, together with any other MuniHoldings Michigan Investments, and the shares of MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS to be issued as provided in this Agreement, shall be made at the offices of Sidley Austin Brown & Wood LLP, 875 Third Avenue, New York, New York 10022, at 10:00 a.m. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the "Closing Date." To the extent that any MuniHoldings Michigan Investments, for any reason, are not transferable on the Closing Date, MuniHoldings Michigan shall cause such MuniHoldings Michigan Investments to be transferred to MuniYield Michigan's account with The Bank of New York at the earliest practicable date thereafter.

          (b) MuniHoldings Michigan will deliver to MuniYield Michigan on the Closing Date confirmations or other adequate evidence as to the tax basis of its MuniHoldings Michigan Investments delivered to MuniYield Michigan hereunder, certified by ___________________________.

          (c) As soon as practicable after the close of business on the Closing Date, MuniHoldings Michigan shall deliver to MuniYield Michigan a list of the names and addresses of all of the stockholders of record of MuniHoldings Michigan on the Closing Date and the number of shares of MuniHoldings Michigan Common Stock and MuniHoldings Michigan Series A AMPS owned by each such stockholder, certified to the best of its knowledge and belief by the transfer agent for MuniHoldings Michigan or by its President.

     8.   Conditions of MuniHoldings Michigan.

     The obligations of MuniHoldings Michigan hereunder shall be subject to the following conditions:

          (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of (i) two-thirds of the members of the Board of Directors of MuniHoldings Michigan;
(ii) the holders of (a) a majority of the shares of MuniHoldings Michigan Common Stock and MuniHoldings Michigan Series A AMPS, voting together as a single class, and (b) a majority of the shares of MuniHoldings Michigan Series A AMPS, voting separately as a class, in each case issued and outstanding and entitled to vote thereon; (iii) a majority of the members of the Board of Directors of MuniYield Michigan; (iv) a majority of the votes cast by the holders of shares of MuniYield Michigan Common Stock and MuniYield Michigan Series A, voting together as a single class, provided that the total number of votes cast represents a majority of the shares of MuniYield Michigan Common Stock and MuniYield Michigan Series A AMPS issued, outstanding and entitled to vote thereon; and (v) the holders of a majority of the outstanding MuniYield Michigan Series A AMPS, voting separately as a class; and further that each Fund shall have delivered to the other Fund a copy of the resolution approving this Agreement adopted by such Fund's Board of Directors, and a certificate setting forth the vote of such Fund's stockholders obtained at the special meeting of its stockholders, each certified by the Secretary of the appropriate Fund.

          (b) That MuniHoldings Michigan shall have received from MuniYield Michigan a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of MuniYield Michigan's investments, all as of the Valuation Time, certified on MuniYield Michigan's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by MuniYield Michigan's President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of MuniYield Michigan since the date of MuniYield Michigan's most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

          (c) That MuniYield Michigan shall have furnished to MuniHoldings Michigan a certificate signed by MuniYield Michigan's President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of MuniYield Michigan made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that MuniYield Michigan has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

          (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

          (e) That MuniHoldings Michigan shall have received an opinion or opinions of Sidley Austin Brown & Wood LLP, as counsel to the Funds, in form and substance satisfactory to MuniHoldings Michigan and dated the Closing Date, to the effect that (i) each Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the shares of MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and outstanding and fully paid and nonassessable by MuniYield Michigan, and no stockholder of MuniYield Michigan has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation or the by-laws of MuniYield Michigan or the state law of Maryland, or to the best of such counsel's knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by each of the Funds, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity and, provided further, that such counsel shall express no opinion with respect to the indemnification and contribution provisions set forth in this Agreement; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or the Articles of Incorporation, as amended and supplemented, the by-laws, as amended, or any agreement (known to such counsel) to which any Fund is a party or by which any Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (v) MuniHoldings Michigan has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, MuniHoldings Michigan will have duly transferred such assets and liabilities in accordance with this Agreement; (vi) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by the Funds of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities laws; (vii) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (viii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (ix) the information in the Joint Proxy Statement and Prospectus under "Comparison of the Funds--Tax Rules Applicable to the Funds and their Stockholders" and "Agreement and Plan of Reorganization--Tax Consequences of the Reorganization," to the extent that it constitutes matters of law, summaries of legal matters or legal conclusions other than information related to Michigan law or legal conclusions involving matters of Michigan law as to which we express no option, has been reviewed by such counsel and is correct in all material respects as of the date of the Joint Proxy Statement and Prospectus; (x) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (xi) no Fund, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on such Fund or its respective stockholders; (xii) except as disclosed in the N-14 Registration Statement, such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against any Fund, the unfavorable outcome of which would materially and adversely affect such Fund; (xiii) all corporate actions required to be taken by the Funds to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of such Fund; and (xiv) such opinion is solely for the benefit of the Funds and their Directors and officers. Such opinion also shall state that (A) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
(B) such counsel does not express any opinion or belief as to the information under "Comparison of the Funds--Special Considerations Relating to Michigan Municipal Bonds" and "Exhibit III--Economic and Financial Conditions in Michigan" included in the N-14 Registration Statement and (C) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to any Fund contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Sidley Austin Brown & Wood LLP may state that it is relying on certificates of officers of a Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of a Fund.

          (f) That MuniHoldings Michigan shall have received an opinion of Sidley Austin Brown & Wood LLP, to the effect that for Federal income tax purposes (i) the transfer by MuniHoldings Michigan of substantially all of its assets to MuniYield Michigan in exchange solely for shares of MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and each Fund will be deemed to be a "party" to a reorganization within the meaning of Section 368(b); (ii) in accordance with
Section 361(a) of the Code, no gain or loss will be recognized to MuniHoldings Michigan as a result of the asset transfer solely in exchange for shares of MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS or on the distribution of MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS to stockholders of MuniHoldings Michigan under Section 361(c)(1); (iii) under Section 1032 of the Code, no gain or loss will be recognized to MuniYield Michigan on the receipt of assets of MuniHoldings Michigan in exchange for its shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of MuniHoldings Michigan on the receipt of shares of MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS in exchange for their respective shares of MuniHoldings Michigan (except to the extent that MuniHoldings Michigan common stockholders receive cash representing an interest in fractional shares of MuniYield Michigan Common Stock in the Reorganization); (v) in accordance with
Section 362(b) of the Code, the tax basis of MuniHoldings Michigan's assets in the hands of MuniYield Michigan will be the same as the tax basis of such assets in the hands of MuniHoldings Michigan immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the shares of MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS received by the stockholders of MuniHoldings Michigan in the Reorganization will be equal to the tax basis of the respective shares of MuniHoldings Michigan surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder's holding period for the shares of MuniYield Michigan will be determined by including the period for which such stockholder held MuniHoldings

Michigan shares exchanged therefor, provided, that such shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, MuniYield Michigan's holding period with respect to MuniHoldings Michigan's assets transferred will include the period for which such assets were held by MuniHoldings Michigan; (ix) the payment of cash to common stockholders of MuniHoldings Michigan in lieu of fractional shares of MuniYield Michigan Common Stock will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed, with the result that each common stockholder will have short- or long term capital gain or loss to the extent that the cash distribution received differs from the stockholder's basis allocable to the MuniYield Michigan fractional shares; and (x) the taxable year of MuniHoldings Michigan will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, MuniYield Michigan will succeed to and take into account certain tax attributes of MuniHoldings Michigan, such as earnings and profits, capital loss carryovers and method of accounting.

          (g) That all proceedings taken by MuniYield Michigan and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to MuniHoldings Michigan and its counsel.

          (h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of MuniYield Michigan, be contemplated by the Commission.

          (i) That MuniHoldings Michigan shall have received from ______________________ a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Closing Date, in form and substance satisfactory to them, to the effect that (i) they are independent public accountants with respect to MuniYield Michigan within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of MuniYield Michigan included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of MuniYield Michigan included in the N-14 Registration Statement, and inquiries of certain officials of MuniYield Michigan responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to MuniYield Michigan appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of MuniYield Michigan or from schedules prepared by officials of MuniYield Michigan having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

          (j) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of MuniYield Michigan or would prohibit the Reorganization.

          (k) That MuniHoldings Michigan shall have received from the Commission such orders or interpretations as Sidley Austin Brown & Wood LLP, as counsel to MuniHoldings Michigan, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

     9.   MuniYield Michigan Conditions.

     The obligations of MuniYield Michigan hereunder shall be subject to the following conditions:

          (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors and the stockholders of each Fund as set forth in Section 8(a); and that MuniHoldings Michigan shall have delivered to MuniYield Michigan a copy of the resolution approving this Agreement adopted by MuniHoldings Michigan's Board of Directors, and a certificate setting forth the vote of the stockholders of MuniHoldings Michigan obtained, each certified by its Secretary.

          (b) That MuniHoldings Michigan shall have furnished to MuniYield Michigan a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on MuniHoldings Michigan's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by MuniHoldings Michigan's President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of MuniHoldings Michigan since the date of MuniHoldings Michigan's most recent Annual Report or Semi-Annual Report, as applicable, other than changes in MuniHoldings Michigan Investments since that date or changes in the market value of MuniHoldings Michigan Investments.

          (c) That MuniHoldings Michigan shall have furnished to MuniYield Michigan a certificate signed by MuniHoldings Michigan's President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of MuniHoldings Michigan made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and MuniHoldings Michigan has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

          (d) That MuniHoldings Michigan shall have delivered to MuniYield Michigan a letter from ____________________ dated the Closing Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of MuniHoldings Michigan for the fiscal year ended July 31, 2001 (which returns originally were prepared and filed by MuniHoldings Michigan), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of MuniHoldings Michigan for the period covered thereby; and that for the period from August 1, 2001, to and including the Closing Date and for any taxable year of MuniHoldings Michigan ending upon the liquidation of MuniHoldings Michigan, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from February 1, 2002, to and including the Closing Date and for any taxable year of MuniHoldings Michigan, ending upon the liquidation of such Fund or that such Fund would not qualify as a regulated investment company for Federal income tax purposes for the tax years in question.

          (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

          (f) That MuniYield Michigan shall have received an opinion of Sidley Austin Brown & Wood LLP, as counsel to the Funds, in form and substance satisfactory to MuniYield Michigan and dated the Closing Date, with respect to the matters specified in Section 8(e) of this Agreement and such other matters as MuniYield Michigan reasonably may deem necessary or desirable.

          (g) That MuniYield Michigan shall have received an opinion of Sidley Austin Brown & Wood LLP with respect to the matters specified in Section 8(f) of this Agreement.

          (h) That MuniYield Michigan shall have received from _________________ a letter regarding MuniHoldings Michigan dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Closing Date, in form and substance satisfactory to MuniYield Michigan, to the effect that (i) they are independent public accountants with respect to such Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;
(ii) in their opinion, the financial statements and supplementary information of MuniHoldings Michigan included or incorporated by reference in the N-14 Registration Statement and reported on by them (if applicable) comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of MuniHoldings Michigan included in the N-14 Registration Statement, and inquiries of certain officials of MuniHoldings Michigan responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to MuniHoldings Michigan appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of MuniHoldings Michigan or from schedules prepared by officials of MuniHoldings Michigan having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

          (i) That the MuniHoldings Michigan Investments to be transferred to MuniYield Michigan shall not include any assets or liabilities which MuniYield Michigan, by reason of charter limitations or otherwise, may not properly acquire or assume.

          (j) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of MuniHoldings Michigan, be contemplated by the Commission.

          (k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of MuniHoldings Michigan or would prohibit the Reorganization.

          (l) That MuniYield Michigan shall have received from the Commission such orders or interpretations as Sidley Austin Brown & Wood LLP, as counsel to MuniYield Michigan, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

          (m) That all proceedings taken by MuniHoldings Michigan and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to MuniYield Michigan and its counsel.

          (n) That prior to the Closing Date, MuniHoldings Michigan shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income, tax-exempt net income and net capital gain for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid). In this regard, the last dividend period for the MuniHoldings Michigan Series A AMPS may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

     10.  Termination, Postponement and Waivers.

          (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of the Funds) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Directors of the Funds, (ii) by the Board of Directors of MuniHoldings Michigan if any condition of MuniHoldings Michigan's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of MuniYield Michigan if any condition of MuniYield Michigan's obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

          (b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2002, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of the Funds.

          (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Fund or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

          (d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective Fund, on behalf of which such action is taken. In addition, the Boards of Directors of the Funds have delegated to FAM the ability to make non-material changes to the transaction if it deems it to be in the best interests of the Funds to do so.

          (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and no Fund nor any of its officers, directors, trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or stockholder of either Fund against any liability to the entity for which that officer, director, trustee, agent or stockholder so acts or to its stockholders, to which that officer, director, trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

          (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of shares of MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS to be issued to MuniHoldings Michigan, as applicable, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of MuniHoldings Michigan prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless MuniHoldings Michigan promptly shall call a special meeting of its stockholders at which such conditions so imposed shall be submitted for approval.

     11.  Indemnification.

          (a) MuniHoldings Michigan hereby agrees to indemnify and hold MuniYield Michigan harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which MuniYield Michigan may incur or sustain by reason of the fact that (i) MuniYield Michigan shall be required to pay any corporate obligation of MuniHoldings Michigan, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against MuniHoldings Michigan which were omitted or not fairly reflected in the financial statements to be delivered to MuniYield Michigan in connection with the Reorganization; (ii) any representations or warranties made by MuniHoldings Michigan in this Agreement should prove to be false or erroneous in any material respect; (iii) any covenant of MuniHoldings Michigan has been breached in any material respect; or (iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein attributable to such Fund not misleading or (b) the Joint Proxy Statement and Prospectus delivered to the stockholders of the Funds and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein attributable to such Fund, in the light of the circumstances under which they were made, not misleading, except with respect to (iv)(a) and (b) herein insofar as such claim is based on written information furnished to MuniHoldings Michigan by MuniYield Michigan.

          (b) MuniYield Michigan hereby agrees to indemnify and hold MuniHoldings Michigan harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which MuniHoldings Michigan may incur or sustain by reason of the fact that (i) any representations or warranties made by MuniYield Michigan in this Agreement should prove false or erroneous in any material respect,
(ii) any covenant of MuniYield Michigan has been breached in any material respect, or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the Joint Proxy Statement and Prospectus delivered to stockholders of the Funds and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except with respect to (iii)(a) and (b) herein insofar as such claim is based on written information furnished to MuniYield Michigan by MuniHoldings Michigan.

          (c) In the event that any claim is made against MuniYield Michigan in respect of which indemnity may be sought by MuniYield Michigan from MuniHoldings Michigan under Section 11(a) of this Agreement, or in the event that any claim is made against MuniHoldings Michigan in respect of which indemnity may be sought by MuniHoldings Michigan from MuniYield Michigan under
Section 11(b) of this Agreement, then the party seeking indemnification (the "Indemnified Party"), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the "Indemnifying Party"). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty
(30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between MuniHoldings Michigan and MuniYield Michigan seeking indemnification that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a "determination" as defined in Section 1313(a) of the Code. For purposes of this Section 11, the term "assessment" shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

     12.  Other Matters.

          (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), MuniYield Michigan will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

               THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MUNIYIELD MICHIGAN INSURED FUND II, INC. (OR ITS STATUTORY SUCCESSOR), OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to MuniYield Michigan's transfer agent with respect to such shares. MuniHoldings Michigan will provide MuniYield Michigan on the Closing Date with the name of any stockholder of MuniHoldings Michigan who is to the knowledge of MuniHoldings Michigan an affiliate of MuniHoldings Michigan on such date.

          (b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

          (c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to either Fund, at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

          (d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

          (e) Copies of the Articles of Incorporation, as amended, and Articles Supplementary of each Fund are on file with the Maryland Department and notice is hereby given that this instrument is executed on behalf of the Directors of each Fund.

     This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.


                                    MUNIHOLDINGS MICHIGAN INSURED FUND II, INC.





                                    By: ______________________________________
                                          Name:
                                          Title:


Attest:


By: ____________________________
Name:  Alice A. Pellegrino
Title:  Secretary




                                    MUNIYIELD MICHIGAN FUND, INC.





                                    By: ______________________________________
                                          Name:
                                          Title:

Attest:


By: ____________________________
Name:  Alice A. Pellegrino
Title:  Secretary

                                                                   EXHIBIT III

                   ECONOMIC AND OTHER CONDITIONS IN MICHIGAN

The following information is a brief summary of factors affecting the economy of the State of Michigan (the "State") and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers. The Funds have not independently verified the information.

Economic activity in the State of Michigan has tended to be more cyclical than in the nation as a whole. The State's efforts to diversify its economy have proven successful, as reflected by the fact that the share of employment in the State in the durable goods sector has fallen from 33.1% in 1960 to 16.2% in 1999. While durable goods manufacturing still represents a sizable portion of the State's economy, the service sector now represents 27.51% of the State's economy. Any substantial national economic downturn may have an adverse effect on the economy of the State and on the revenues of the State and some of its local government units. Although historically, the average monthly unemployment rate in the State has been higher than the average figures for the United States, for five of the last six years, the unemployment rate in the State has been at or below the national average. During 2001, the average monthly unemployment rate in the State was 5.0% compared to a national average of 4.8%.

The State's economy continues to be affected by changes in the auto industry resulting from competitive pressures, overcapacity and labor disputes and national and international events affecting national security. Such actions are adversely affecting State revenues and the financial impact on the local units of government in the areas in which plants are located could be more severe. The State is currently experiencing a slowdown in its economy and is experiencing reductions in general fund revenues from previous estimates.

The Michigan Constitution limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event the State's total revenues exceed the limit by 1% or more, the Constitution requires that the excess be refunded to taxpayers. To avoid exceeding the revenue limit in the State's 1994-95 fiscal year, the State refunded approximately $113 million through income tax credits for the 1995 calendar year. The State has determined that State revenues subject to the limit in the 1998-99 fiscal year exceeded the constitutional limit by $159.7 million, which is less than 1% of the limit. Of this amount $100 million was transferred to the State's Budget Stabilization Fund. The State Constitution does not prohibit the increasing of taxes so long as expected revenues do not exceed the revenue limit and authorizes exceeding the limit for emergencies. The State Constitution further provides that the proportion of State spending paid to all local units to total spending may not be reduced below the proportion in effect for the 1978-79 fiscal year. The Constitution requires that if spending does not meet the required level in a given year an additional appropriation for local units is required for the following fiscal year. The State Constitution also requires the State to finance any new or expanded activity of local units mandated by State law. Any expenditures required by this provision would be counted as State spending for local units for purposes of determining compliance with the provisions stated above.

The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short term debt for State operating purposes, short- and long term debt for the purposes of making loans to school districts and long term debt for voter approved purposes. In addition to the foregoing, the State authorizes special purpose agencies and authorities to issue revenue bonds payable from designated revenues and fees. Revenue bonds are not obligations of the State and in the event of shortfalls in self-supporting revenues, the State has no legal obligation to appropriate money to these debt service payments. The State's Constitution also directs or restricts the use of certain revenues.

The State finances its operations through the State's General Fund and Special Revenue Funds. The General Fund receives revenues of the State that are not specifically required to be included in the Special Revenue Fund. General Fund revenues are obtained approximately 56% from the payment of State taxes and 44% from federal and non-tax revenue sources. The majority of the revenues from State taxes are from the State's personal income tax, single business tax, use tax, sales tax and various other taxes. Approximately two-thirds of total General Fund expenditures are for State support of public education and for social services programs. Other significant expenditures from the General Fund provide funds for law enforcement, general State government, debt service and



                                    III-1
capital outlay. The State Constitution requires that any prior year's surplus or deficit in any fund must be included in the next succeeding year's budget for that fund.

The State of Michigan reports its financial results in accordance with generally accepted accounting principles. The State ended the five fiscal years 1992-96 with its General Fund in balance after substantial transfers from the General Fund to the Budget Stabilization Fund. For the 1997 fiscal year, the State closed its books with its general fund in balance. During the 1997-98 fiscal year, an error was identified pertaining to the Medicaid program administered by the Department of Community Health ("DCH"). Over a ten-year period DCH did not properly record all Medicaid expenditures and revenues on a modified accrual basis as required by GAAP. For the fiscal year ended September 30, 1997, the General Fund did not reflect Medicaid expenditures of $178.7 million, and federal revenue of $24.6 million. As a result, the total ending General Fund balance and unreserved fund balance for the fiscal year ended September 30, 1997, were reduced by $154.1 million to account for the correction of the prior period error. The General Fund was in balance as of September 30, 1998, September 30, 1999 and September 30, 2000. The balance in the Budget Stabilization Fund as of September 30, 2000 was $1,264.4 million after net transfers into that fund of $41.9 million, which included the excess of revenues of $100 million described above. In all but two of the last seven fiscal years the State has borrowed between $500 million and $900 million for cash flow purposes. It borrowed $900 million in each of the 1996, 1997 and 1998 fiscal years. No cash flow borrowing was required in the 1999, 2000 or 2001 fiscal years.

To address the reduction in state revenues, on November 6, 2001, the State Legislature completed required approvals of an executive order of the Governor which reduced 2001-02 appropriated State expenditures by approximately $540 million. Included in the executive order cuts are reductions in revenue sharing for Michigan municipalities of approximately $37 million. The State Legislature has also appropriated transfers from the Budget Stabilization Fund to avoid a deficit as of September 30, 2001 in the General Fund, and to help balance the 2001-02 General Fund budget. These transfers are expected to reduce the balance in the Budget Stabilization Fund to approximately $520 million by the end of the 2001-02 State fiscal year.

In November, 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State's Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and is required to pay to other school districts an estimated amount of $932 million over time. These payments, which commenced in fiscal year 1998-99, are being paid out of the Budget Stabilization Fund or the General Fund, half in annual payments over ten years and half in annual payments over fifteen years.

Amendments to the Michigan Constitution which placed limitations on increases in State taxes and local ad valorem taxes (including taxes used to meet the debt service commitments on obligations of taxing units) were approved by the voters of the State of Michigan in November 1978 and became effective on December 23, 1978. To the extent that obligations in the Fund are tax supported and are for local units and have not been voted by the taxing unit's electors, the ability of the local units to levy debt service taxes might be affected.

State law provides for distributions of certain State collected taxes or portions thereof to local units based in part on population as shown by census figures and authorizes levy of certain local taxes by local units having a certain level of population as determined by census figures. Reductions in population in local units resulting from periodic census could result in a reduction in the amount of State collected taxes returned to those local units and in reductions in levels of local tax collections for such local units unless the impact of the census is changed by State law. No assurance can be given that any such State law will be enacted. In the 1991 fiscal year, the State deferred certain scheduled payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at later dates, similar future deferrals could have an adverse impact on the cash position of some local units. Additionally, while total State revenue sharing payments have increased in each of the last six years, the State has reduced revenue sharing payments to municipalities below the level otherwise provided under formulas in each of those years.

On March 15, 1994, the electors of the State voted to amend the State's Constitution to increase the State sales tax rate from 4% to 6% and to place an annual cap on property assessment increases for all property taxes. Companion legislation also cut the State's income tax rate from 4.6% to 4.4%, reduced some property taxes and shifted the



                                    III-2
balance of school funding sources among property taxes and State revenues, some of which are being provided from new or increased State taxes. The legislation also contains other provisions that may reduce or alter the revenues of local units of government and tax increment bonds could be particularly affected. In 1999, the Legislature voted to further reduce the State personal income tax by 0.1% each year for five years beginning in 2000. While the ultimate impact of the constitutional amendment and related legislation cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State or local programs or finances. These lawsuits involve programs generally in the areas of corrections, highway maintenance, social services, tax collection, commerce and budgetary reductions to school districts and government units and court funding.

Currently, the State's general obligation bonds are rated Aaa by Moody's, AAA by Standard & Poor's and AA+ by Fitch. The State received upgrades in September 2000 from Standard & Poor's, in October 2000 from Moody's and in April 1998 from Fitch.




                                    III-3

                                                                    EXHIBIT IV

                RATINGS OF MUNICIPAL BONDS AND COMMERCIAL PAPER

Description of Moody's Investors Service, Inc.'s ("Moody's") Municipal Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: These bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

Short term Notes:   The three ratings of Moody's for short term notes
                    are MIG 1/ VMIG 1, MIG 2/ VMIG 2, and MIG 3/ VMIG 3;
                    MIG 1/ VMIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2/ VMIG 2 denotes "high quality" with "ample margins of protection";
                    MIG 3/ VMIG 3 instruments are of "favorable quality ...
                    but ... lacking the undeniable strength of the preceding grades."

Description of Moody's Commercial Paper Ratings

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins, in earning coverage of fixed financial charges and high internal cash generation; and with established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's, A Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Municipal Debt Ratings

     A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

     The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          II. Nature of and provisions of the obligation;

          III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity of the obligor to meet its financial commitment on the obligation is extremely strong.

AA Debt rated "AA" differs from the highest-rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB     B              Debt rated "BB," "B," "CCC," "CC," and "C" are regarded as
CCC   CC              having significant speculative characteristics. "BB"
C                     indicates the least degree of speculation and "C" the
                      highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor's Commercial Paper Ratings

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor's believes that such payments will be made during such grace period.

C The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

P The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of the debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

                       Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

R The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to such notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

     -- Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

     Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:

         SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3     Speculative capacity to pay principal and interest.

Description of Fitch, Inc.'s ("Fitch") Investment Grade Bond Ratings

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR Indicates that Fitch does not rate the specific issue.

Conditional

     A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended

     A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn

     A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert

     Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within three to 12 months.

Ratings Outlook

     An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Description Of Fitch's Speculative Grade Bond Ratings

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

     BB     Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD  DD                Bonds are in default on interest and/or principal
D                      payments. Such bonds are extremely speculative and
                       should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the Obligor. "DDD" represents the highest potential for recovery on these Bonds, and "D" represents the lowest potential for recovery.

Plus(+) or Minus (-):  Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

Description of Fitch's Short term Ratings

     Fitch's short term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium term notes, and municipal and investment notes.

     The short term rating places greater emphasis than a long term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-l+".

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-l" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                                                                     EXHIBIT V

                              PORTFOLIO INSURANCE

     Set forth below is further information with respect to the insurance policies (the "Policies") that MuniYield Michigan Fund, Inc. and MuniHoldings Michigan Insured Fund II, Inc. (each, a "Fund" and collectively, the "Funds") may obtain from several insurance companies with respect to insured California Municipal Bonds and Municipal Bonds held by the Fund. The Funds have no obligation to obtain any such Policies, and the terms of any Policies actually obtained may vary significantly from the terms discussed below.

     In determining eligibility for insurance, insurance companies will apply their own standards. These standards correspond generally to the standards such companies normally use in establishing the insurability of new issues of California Municipal Bonds and Municipal Bonds and are not necessarily the criteria that would be used in regard to the purchase of such bonds by a Fund. The Policies do not insure (i) municipal securities ineligible for insurance and (ii) municipal securities no longer owned by a Fund.

     The Policies do not guarantee the market value of the insured California Municipal Bonds and Municipal Bonds or the value of the shares of a Fund. In addition, if the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the insurance claims-paying ability of any such insurer deteriorates, the insurance company will not have any obligation to insure any issue held by the Fund that is adversely affected by either of the above described events. In addition to the payment of premium, the policies may require that a Fund notify the insurance company as to all California Municipal Bonds and Municipal Bonds in a Fund's portfolio and permit the insurance company to audit their records. The insurance premiums will be payable monthly by a Fund in accordance with a premium schedule to be furnished by the insurance company at the time the Policies are issued. Premiums are based upon the amounts covered and the composition of the portfolio.

     The Funds will seek to utilize insurance companies that have insurance claims-paying ability ratings of AAA from Standard & Poor's ("S&P") or Fitch, Inc. ("Fitch") or Aaa from Moody's Investors Service, Inc. ("Moody's"). No assurance can be given, however, that insurance from insurance carriers meeting these criteria will be at all times available.

     An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is considered by S&P to be extremely strong and highly likely to remain so over a long period of time. A Fitch insurance claims-paying ability rating provides an assessment of an insurance company's financial strength and, therefore, its ability to pay policy and contract claims under the terms indicated. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by Fitch. The ability to pay claims is adjudged by Fitch to be extremely strong for insurance companies with this highest rating. In the opinion of Fitch, foreseeable business and economic risk factors should not have any material adverse impact on the ability of these insurers to pay claims. In Fitch's opinion, profitability, overall balance sheet strength, capitalization and liquidity are all at very secure levels and are unlikely to be affected by potential adverse underwriting, investment or cyclical events. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is considered by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

     An insurance claims-paying ability rating of S&P, Fitch or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

The assignment of ratings by S&P, Fitch or Moody's to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

                                                                    EXHIBIT VI

                INFORMATION PERTAINING TO MUNIHOLDINGS MICHIGAN

General Information


                                                       Fiscal            State of           Meeting
Fund                                                  Year End         Incorporation         Time
----                                                  --------         -------------         ----
MuniHoldings Michigan Insured Fund II, Inc.             7/31             Maryland          9:30 a.m.


                      Shares of Capital Stock of the Fund
                       Outstanding as of the Record Date
                -----------------------------------------------
                Common Stock                            AMPS
                ------------                       ------------
                [          ]                            1,360


Information Pertaining to Directors

     Set forth in the table below is information regarding meetings of the board of directors and the Audit and Nominating Committee (the "Committee") held and the aggregate fees and expenses paid by MuniHoldings Michigan to non-interested Directors during the most recently completed fiscal year.

                                    Board of Directors                          Committee
                                    ------------------                          ---------
                                                         Per                                     Per       Aggregate
                           # Meetings   Annual Fee     Meeting     # Meetings     Annual       Meeting      Fees and
Fund                          Held*         ($)        Fee ($)       Held*       Fee($)**      Fee($)     Expenses ($)
----                          -----         ---        -------       -----       --------      ------     ------------

MuniHoldings Michigan.          7          2,500         250           4            500          250         29,205
*       Includes meetings held via teleconferencing equipment.
**      The Co-Chairman of the Committee receives an additional annual fee of $500.



     Set forth in the table below is information regarding compensation paid by MuniHoldings Michigan to the non-interested Directors during the most recently completed fiscal year.


                                       M. Colyer         Laurie Simon        Stephen B         J. Thomas         Fred G.
Fund                                     Crum              Hodrick            Swensrud         Touchton           Weiss
----                                     ----              -------            --------         --------           -----
MuniHoldings Michigan*                  $4,875              $4,875             $4,875           $4,875           $4,875

---------
*       No pension or retirement benefits are accrued as part of the expenses of MuniHoldings Michigan.

     Set forth in the table below is information regarding the aggregate compensation paid by all MLIM/FAM Advised Funds, including the Fund, to the non-interested Directors for the year ended December 31, 2001.

                                                     Aggregate
                                     Compensation from Fund and Other MLIM/FAM-
Director                                           Advised Funds
--------                             ------------------------------------------
M. Colyer Crum.................        $
Laurie Simon Hodrick...........        $
Stephen B. Swensrud............        $
J. Thomas Touchton.............        $
Fred G. Weiss..................        $


     As of the Record Date, none of the Directors held shares of the Fund's Common Stock or Series A AMPS except as set forth in the table below:

                                                 Percent of                                     Percent of
Director                     Common Stock         Class (%)*             Series A AMPS           Class (%)*
---------                    ------------        -----------             -------------          -----------
Terry K. Glenn
M. Colyer Crum
Laurie Simon Hodrick
Stephen B. Swensrud
J. Thomas Touchton
Fred G. Weiss

---------
* Less than .01% of the Class.


     Information relating to the share ownership by the Directors as of the Record Date is set forth in the chart below:

                                                                                  Aggregate Dollar Range of Equity
                                                    Dollar Range of              Securities in All Registered Funds
                                                 Equity Securities in                  Overseen by Director in
Director                                         MuniHoldings Michigan              Merrill Lynch Family of Funds
--------                                         ---------------------              -----------------------------
Terry K. Glenn
M. Colyer Crum
Laurie Simon Hodrick
Stephen B. Swensrud
J. Thomas Touchton
Fred G. Weiss

     The following table provides information, as of the Record Date, for each non-interested Director and his or her immediate family members relating to securities owned beneficially or of record in ML & Co.


                            Name of Owner and
                            Relationship to                             Value of         Percent of
Director                    Director Nominee      Title of Class       Securities        Class (%)
--------                    ----------------      --------------       ----------        ---------
M. Colyer Crum                    None                 None                0                 0
Laurie Simon Hodrick              None                 None                0                 0
Stephen B. Swensrud               None                 None                0                 0
J. Thomas Touchton                None                 None                0                 0
Fred G. Weiss                     None                 None                0                 0

     Set forth below is certain biographical and other information relating to the Director who is an "interested person," as defined in the Investment Company Act, of the Fund:

----------------------------------------------------------------------------------------------------------------------------------
                                        Term of Office
                                              and                                              Number of MLIM/FAM-
Name, Address and   Position(s) Held    Length of Time     Principal Occupation During Past       Advised Funds         Public
 Age of Director      with the Fund         Served                    Five years                    Overseen         Directorships
----------------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn      Director and       Director since     Chairman (Americas Region) since    [   ] registered       None
(61)*               President          1999; President    2001, and Executive Vice            investment companies
P.O. Box 9011                          since 1999         President since 1983 of FAM and     consisting of [  ]
Princeton, New                                            MLIM (the terms FAM and MLIM, as    portfolios
Jersey                                                    used herein, include their
08543-9011                                                corporate predecessors);
                                                          President of Merrill Lynch Mutual
                                                          Funds since 1999; President of
                                                          FAM Distributors, Inc. ("FAMD")
                                                          since 1986 and Director thereof
                                                          since 1991; Executive Vice
                                                          President and Director of
                                                          Princeton Services, Inc.
                                                          ("Princeton Services") since
                                                          1993;  President of Princeton
                                                          Administrators, L. P. since 1988;
                                                          Director of Financial Data
                                                          Services, Inc. since 1985.
----------------------------------------------------------------------------------------------------------------------------------

---------
*    Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company
     Act, of the Fund based on his positions as Chairmen (Americas Region) and Executive Vice President of FAM and MLIM;
     President of FAMD; Executive Vice President of Princeton Services; and President of Princeton Administrators, L.P.

         Set forth below is certain biographical and other information relating to each non-interested Director of the Fund:

----------------------------------------------------------------------------------------------------------------------------------
Name, Address and                       Term of Office                                         Number of MLIM/FAM-
      Age of        Position(s) Held     and Length of     Principal Occupation During Past       Advised Funds         Public
     Director         with the Fund       Time Served                 Five years                    Overseen         Directorships
----------------------------------------------------------------------------------------------------------------------------------
M. Colyer Crum      Director           Director since     James R. Williston Professor of     26 registered          None
(69)* 104                              1999               Investment Management Emeritus,     investment companies
Westcliff Road,                                           Harvard Business School since       consisting of
Weston,                                                   1996; James R. Williston            51 portfolios
Massachusetts                                             Professor of Investment
02493-1410                                                Management, Harvard Business
                                                          School, from 1971 to
                                                          1996; Director of
                                                          Cambridge Bancorp.
----------------------------------------------------------------------------------------------------------------------------------
Laurie Simon        Director           Director since     Professor of Finance and            26 registered          None
Hodrick (39)* 809                      1999               Economics, Graduate School of       investment companies
Uris Hall,                                                Business, Columbia University       consisting of
3022  Broadway                                            since 1998; Associate Professor     51 portfolios
New York, New                                             of Finance and Economics,
York  10027                                               Graduate School of Business,
                                                          Columbia University
                                                          from 1996 to 1998;
                                                          Associate Professor
                                                          of Finance, J.L.
                                                          Kellogg Graduate
                                                          School of
                                                          Management,
                                                          Northwestern
                                                          University, from
                                                          1992 to 1996.

----------------------------------------------------------------------------------------------------------------------------------
Stephen B.          Director           Director since     Chairman of Fernwood Advisors       42 registered          None
Swensrud (68)*                         2000               (investment adviser) since 1996;    investment companies
88 Broad Street,                                          Principal of Fernwood Associates    consisting of 87
2nd Floor,                                                (financial consultant) since        portfolios
Boston,                                                   1975; Chairman of RPP Corporation
Massachusetts                                             (manufacturing) since 1978;
02110                                                     Director, International Mobile
                                                          Communications, Inc.
                                                          (telecommunications) since 1998.
----------------------------------------------------------------------------------------------------------------------------------

                                     VI-4


----------------------------------------------------------------------------------------------------------------------------------
Name, Address and                       Term of Office                                         Number of MLIM/FAM-
      Age of        Position(s) Held     and Length of     Principal Occupation During Past       Advised Funds         Public
     Director         with the Fund       Time Served                 Five years                    Overseen         Directorships
----------------------------------------------------------------------------------------------------------------------------------
J. Thomas           Director           Director since                                         26 registered          TECO
Touchton (62)*                         1999               Managing Partner of The             investment companies   Energy,
Suite 3405, One                                           Witt-Touchton Company and its       consisting of          Inc.
Tampa City                                                predecessor, The Witt Co. (a        51 portfolios
Center, 201 North                                         private investment partnership)
Franklin Street,                                          since 1972; Trustee Emeritus of
Tampa, Florida                                            Washington and Lee University;
33602                                                     Director of TECO Energy, Inc. (an
                                                          electric utility holding company).
----------------------------------------------------------------------------------------------------------------------------------
Fred G. Weiss       Director           Director since      Managing Director of FGW           26 registered          Watson
(60)* 16450                            1999                Associates since 1997; Vice        investment companies   Pharmaceutical,
Maddalena Place,                                           President, Planning,               consisting of          Inc.
Delray Beach,                                              Investments and Development of     51portfolios
Florida  33446                                             Warner Lambert Co. from 1979 to
                                                           1997; Director of Watson
                                                           Pharmaceutical, Inc. (a
                                                           pharmaceutical company) since
                                                           2000; Director of the Michael
                                                           J. Fox Foundation for
                                                           Parkinson's Research.
----------------------------------------------------------------------------------------------------------------------------------

---------
*    Each Director is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser and is a member of the Committee of each Board on which he or she currently serves as a Director.


     Certain biographical and other information relating to the officers of MuniHoldings Michigan is set forth below:

----------------------------------------------------------------------------------------------------------------------------------
                                            Term of
                                          Office**and                                          Number of MLIM/FAM-
Name, Address* and  Position(s) Held     Length ofTime     Principal Occupation During Past       Advised Funds         Public
 Age of Officers     with the Fund:       Served for:                 Five years                    Overseen         Directorships
----------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke     Vice President     Vice President     First Vice President of FAM and     [o] registered         None
(41)                and Treasurer      and Treasurer      MLIM since 1997 and the Treasurer   investment companies
                                       since 1999         thereof since 1999; Senior Vice     consisting of [o]
                                                          President and Treasurer of          portfolios
                                                          Princeton Services since 1999;
                                                          Vice President of FAMD since
                                                          1999; Vice President of FAM and
                                                          MLIM from 1990 to 1997; Director
                                                          of Taxation of MLIM since 1990.
----------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Jacob    Senior Vice        Vice President     First Vice President of MLIM        [o] registered         None
(50)                President          from 1999 to       since 1997; Vice President of       investment companies
                                       2002, Senior       MLIM from 1984 to 1997; Vice        consisting of [o]
                                       Vice President     President of FAM since 1984.        portfolios
                                       since 2002
----------------------------------------------------------------------------------------------------------------------------------
John Loffredo (38)  Senior Vice        Senior Vice        First Vice President of MLIM        [o] registered         None
                    President          President since    since 1997; Vice President of       investment companies
                                       2002               MLIM from 1991 to 1997.             consisting of [o]
                                                                                              portfolios
----------------------------------------------------------------------------------------------------------------------------------
Alice A.            Secretary          Secretary since    Vice President of MLIM since        [o] registered         None
Pellegrino (41)                        1999               1999; Associate with Kirkpatrick    investment companies
                                                          & Lockhart LLP from 1992 to 1997.   consisting of [o]
                                                                                              portfolios
----------------------------------------------------------------------------------------------------------------------------------
Fred K. Steube      Vice President     Vice President     Vice President of MLIM since 1989.  [o] registered         None
(51)                and Portfolio      and Portfolio                                          investment companies
                    Manager            Manager since                                          consisting of [o]
                                       1999                                                   portfolios
----------------------------------------------------------------------------------------------------------------------------------

---------
*        The address of each officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**       Elected by and serves at the pleasure of the Board of Directors of the Fund.


[Proxy Card Front]                                             AUCTION MARKET
                                                              PREFERRED STOCK


                         MUNIYIELD MICHIGAN FUND, INC.

                                 P.O. BOX 9011

                       PRINCETON, NEW JERSEY 08543-9011

                                     PROXY

          This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice
A. Pellegrino as proxies, each with the power to appoint his or her substitute, as applicable, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniYield Michigan Fund, Inc. (the "Fund") held of record by the undersigned on February 11, 2002 at the Annual Meeting of Stockholders of the Fund to be held on April 8, 2002, or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Items 1 and 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote "FOR" the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

     You may also vote your shares by touch-tone phone by calling
1-800-690-6903 or through the Internet at www.proxyvote.com.

                              (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

     Please mark boxes /X/ or [X] in blue or black ink.

     1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniHoldings Michigan Insured Fund II, Inc.

                  FOR   /_/      AGAINST   /_/       ABSTAIN   /_/

     2.   Election of Directors

                                     For       Withhold    For All    To withhold authority to vote for
                                     All         All        Except    certain nominees only, mark "For All
                                                                      Except" and write each such nominee's
                                     /_/         /_/          /_/     number on the line below.

     01)  James K. Bodurtha
     02)  Terry K. Glenn
     03)  Joe Grills
     04)  Herbert I. London
     05)  Andre F. Perold
     06)  Roberta Cooper Ramo
     07)  Robert S. Salomon Jr.
     08)  Melvin R. Seiden
     09)  Stephen B. Swensrud
                                                                       ---------------------------------------



     3. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

          If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock in the same proportion as votes cast by holders of Auction Market Preferred Stock who have responded to this proxy solicitation.

                                             Please sign exactly as name
                                             appears hereon. When shares are
                                             held by joint tenants, both
                                             should sign. When signing as
                                             attorney or as executor,
                                             administrator, trustee or
                                             guardian, please give full title
                                             as such. If a corporation, please
                                             sign in full corporate name by
                                             president or other authorized
                                             officer. If a partnership, please
                                             sign in partnership name by
                                             authorized person.

                                             Dated: _________________________

                                             X ______________________________
                                                         Signature


                                             X ______________________________
                                                 Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]                                             COMMON STOCK

                         MUNIYIELD MICHIGAN FUND, INC.

                                 P.O. BOX 9011

                       PRINCETON, NEW JERSEY 08543-9011

                                     PROXY

          This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice
A. Pellegrino as proxies, each with the power to appoint his or her substitute, as applicable, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of MuniYield Michigan Fund, Inc. (the "Fund") held of record by the undersigned on February 11, 2002 at the Annual Meeting of Stockholders of the Fund to be held on April 8, 2002, or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Items 1 and 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote "FOR" the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

     You may also vote your shares by touch-tone phone by calling
1-800-690-6903 or through the Internet at www.proxyvote.com.

                              (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

     Please mark boxes /X/ or [X] in blue or black ink.

     1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniHoldings Michigan Insured Fund II, Inc.

          FOR  /_/      AGAINST  /_/      ABSTAIN  /_/

     2.   Election of Directors

                                     For       Withhold    For All    To withhold authority to vote for
                                     All         All        Except    certain nominees only, mark "For All
                                                                      Except" and write each such nominee's
                                     /_/         /_/          /_/     number on the line below.

        01)  James K. Bodurtha
        02)  Terry K. Glenn
        03)  Joe Grills
        04)  Roberta Cooper Ramo
        05)  Robert S. Salomon Jr.
        06)  Melvin R. Seiden
        07)  Stephen B. Swensrud

                                                                       -------------------------------------



     3. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

                                             Please sign exactly as name
                                             appears hereon. When shares are
                                             held by joint tenants, both
                                             should sign. When signing as
                                             attorney or as executor,
                                             administrator, trustee or
                                             guardian, please give full title
                                             as such. If a corporation, please
                                             sign in full corporate name by
                                             president or other authorized
                                             officer. If a partnership, please
                                             sign in partnership name by
                                             authorized person.

                                             Dated: __________________________

                                             X  ______________________________
                                                         Signature


                                             X  ______________________________
                                                  Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]                                              COMMON STOCK


                  MUNIHOLDINGS MICHIGAN INSURED FUND II, INC.

                                 P.O. BOX 9011

                       PRINCETON, NEW JERSEY 08543-9011

                                     PROXY

          This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice
A. Pellegrino as proxies, each with the power to appoint his or her substitute, as applicable, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of MuniHoldings Michigan Insured Fund II, Inc. (the "Fund") held of record by the undersigned on February 11, 2002 at the Special Meeting of Stockholders of the Fund to be held on April 8, 2002, or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Item 1.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

     You may also vote your shares by touch-tone phone by calling
1-800-690-6903 or through the Internet at www.proxyvote.com.

                              (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

     Please mark boxes /X/ or [X] in blue or black ink.

     1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniYield Michigan Fund, Inc.

          FOR  /  /       AGAINST  /  /    ABSTAIN  /  /

     2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing
                                      as attorney or as executor,
                                      administrator, trustee or guardian,
                                      please give full title as such. If a
                                      corporation, please sign in full
                                      corporate name by president or other
                                      authorized officer. If a partnership,
                                      please sign in partnership name by
                                      authorized person.

                                      Dated:
                                            ---------------------------------

                                      X
                                       --------------------------------------
                                                     Signature


                                      X
                                       --------------------------------------
                                              Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]                                             AUCTION MARKET
                                                              PREFERRED STOCK


                  MUNIHOLDINGS MICHIGAN INSURED FUND II, INC.

                                 P.O. BOX 9011

                       PRINCETON, NEW JERSEY 08543-9011

                                     PROXY

     This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice
A. Pellegrino as proxies, each with the power to appoint his or her substitute, as applicable, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniHoldings Michigan Insured Fund II, Inc. (the "Fund") held of record by the undersigned on February 11, 2002 at the Special Meeting of Stockholders of the Fund to be held on April 8, 2002, or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Item 1.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

     You may also vote your shares by touch-tone phone by calling
1-800-690-6903 or through the Internet at www.proxyvote.com.

                              (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

     Please mark boxes /X/ or [X] in blue or black ink.

     1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniYield Michigan Fund, Inc.

          FOR  /  /         AGAINST  /  /    ABSTAIN  /  /

     2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

          If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock in the same proportion as votes cast by holders of Auction Market Preferred Stock who have responded to this proxy solicitation.

                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing
                                      as attorney or as executor,
                                      administrator, trustee or guardian,
                                      please give full title as such. If a
                                      corporation, please sign in full
                                      corporate name by president or other
                                      authorized officer. If a partnership,
                                      please sign in partnership name by
                                      authorized person.

                                      Dated:
                                            ---------------------------------

                                      X
                                       --------------------------------------
                                                     Signature


                                      X
                                       --------------------------------------
                                              Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                    PART C

                               OTHER INFORMATION

Item 15.  Indemnification.

     Section 2-418 of the General Corporation Law of the State of Maryland,
Article VI of the Registrant's Articles of Incorporation, filed as Exhibit 1(a) hereto; Article VI of the Registrant's By-Laws, filed as Exhibit 2 hereto, and the Investment Advisory Agreement, a form of which is filed as
Exhibit 6 hereto, provide for indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Reference is made to (i) Section 6 of the Purchase Agreement relating to the Registrant's Common Stock, a form of which is filed as Exhibit 7(a) hereto, and (ii) Section 7 of the Purchase Agreement relating to the Registrant's AMPS, a form of which is filed as an Exhibit 7(b) hereto, for provisions relating to the indemnification of the underwriter.

Item 16.  Exhibits.
1    (a)  --       Articles of Incorporation of the Registrant, dated December 17, 1991.
     (b)  --       Articles of Amendment to the Articles of Incorporation of the Registrant, dated January 19, 1992.
     (c)  --       Articles Supplementary creating the Registrant's Series A AMPS.
     (d)  --       Articles of Amendment to the Articles Supplementary creating the Registrant's Series A AMPS.
     (e)  --       Articles of Amendment to the Articles Supplementary creating the Registrant's Series A AMPS.
     (f)  --       Form of Articles Supplementary creating the Registrant's Series B AMPS.
2         --       By-Laws of the Registrant.
3         --       Not Applicable.
4         --       Form of Agreement and Plan of Reorganization between the Registrant and MuniHoldings Michigan
                   Insured Fund II, Inc. (included in Exhibit II to the Joint Proxy Statement and Prospectus contained in this Registration Statement)
5    (a)  --       Copies of instruments defining the rights of stockholders, including the relevant portions of the
                   Articles of Incorporation and the By-Laws of the Registrant.(a)
     (b)  --       Form of specimen certificate for the common stock of the Registrant.(b)
     (c)  --       Form of specimen certificate for the AMPS of the Registrant.(b)
6         --       Form of Investment Advisory Agreement between Registrant and Fund Asset Management, L.P.(b)
7    (a)  --       Form of Purchase Agreement for the common stock.(b)
     (b)  --       Form of Purchase Agreement for the AMPS.(b)
     (c)  --       Form of Merrill Lynch Standard Dealer Agreement.(b)
8         --       Not applicable.
9         --       Custody Agreement between the Registrant and The Bank of New York ("BONY").(b)
10        --       Not applicable.
11        --       Opinion of Sidley Austin Brown & Wood LLP, counsel for the Registrant.(b)
12        --       Tax Opinion of Sidley Austin Brown & Wood LLP, tax counsel for the Registrant.(b)
13   (a)  --       Form of Registrar, Transfer Agency and Service Agreement between the Registrant and BONY.(b)

                                     C-1




     (b)  --       Form of Auction Agent Agreement.(b)
     (c)  --       Form of Agreement of Resignation, Appointment and Acceptance among the Registrant, IBJ Whitehall
                   Banks Trust Company and BONY.(c)
     (d)  --       Form of Broker-Dealer Agreement.(b)
     (e)  --       Form of Letter of Representations.(b)
14   (a)  --       Consent of                                     , independent auditors for the Registrant. (b)
                              ------------------------------------
     (b)  --       Consent of                                     , independent auditors for MuniHoldings Michigan
                              ------------------------------------
                   Insured Fund, II Inc. (b)
15        --       Not applicable.
16        --       Not applicable.
17        --       Not applicable.

------------------

(a)  Reference is made to Article V, Article VI (sections 2, 3, 4, 5 and 6), Article VII, Article VIII, Article X, Article XI,
     Article XII and Article XIII of the Registrant's Articles of Incorporation, filed as Exhibit 1(a) hereto, and to Article II,
     Article III (sections 1, 2, 3, 5 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the
     Registrant's By-Laws filed as Exhibit 2 hereto.

(b)  To be filed by amendment to this Registration Statement.

(c)  Incorporated by reference to Exhibit 13(c) to the Registration Statement on Form N-14 of MuniYield Fund, Inc. (File No.
     333-65242), filed on September 14, 2001.


Item 17.  Undertakings.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The Registrant undertakes to file, by post-effective amendment, an opinion of counsel as to certain tax matters within a reasonable time after receipt of such opinion.

                                  SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 17th day of January, 2002.

                                 MUNIYIELD MICHIGAN FUND, INC.
                                            (Registrant)


                                 By:        /S/ TERRY K. GLENN
                                     -------------------------------------------
                                      (Terry K. Glenn, President and Director)

     Each person whose signature appears below hereby authorizes Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


     Signatures                         Title                       Date
     ----------                         -----                       ----

  /S/ TERRY K. GLENN        President (Principal Executive    January 17, 2002
  ------------------               Officer) and Director
   (Terry K. Glenn)


 /S/ DONALD C. BURKE         Vice President and Treasurer     January 17, 2002
 -------------------           (Principal Financial and
  (Donald C. Burke)                 Accounting Officer)


/S/ JAMES H. BODURTHA                  Director               January 17, 2002
---------------------
 (James H. Bodurtha)


/S/ HERBERT I. LONDON                  Director               January 17, 2002
---------------------
 (Herbert I. London)


 /S/ ANDRE F. PEROLD                   Director               January 17, 2002
 -------------------
  (Andre F. Perold)


 /S/ ROBERTA C. RAMO                   Director               January 17, 2002
 -------------------
  (Roberta C. Ramo)

                                 EXHIBIT INDEX

Description
1    (a)  --   Articles of Incorporation of the Registrant, dated December 17, 1991.
     (b)  --   Articles of Amendment to the Articles of Incorporation of the Registrant, dated January 9, 1992.
     (c)  --   Articles Supplementary creating the Registrant's Series A AMPS.
     (d)  --   Articles of Amendment to the Articles Supplementary creating the Registrant's Series A AMPS.
     (e)  --   Articles of Amendment to the Articles Supplementary creating the Registrant's Series A AMPS.
     (f)  --   Form of Articles Supplementary creating the Registrant's Series B AMPS.
2         --   By-Laws of the Registrant.
6         --   Form of Investment Advisory Agreement between the Registrant and Fund Asset Management, L.P.